Semiannual Report

as of April 30, 2001

Evergreen

Global and International Funds

Evergreen Funds
SINCE 1932

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with over $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

Mutual Funds:

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

June 2001

Dear Evergreen Shareholder:

We are pleased to provide the Evergreen Global and International Funds semiannual report, which covers the six-month period ended April 30, 2001.

A Challenging Environment

The global environment for equities has been challenged in its search for leadership. With the two largest economies, the U.S. and Japan, experiencing lackluster economic growth, the outlook for corporate profits remained difficult. In the non-U.S. markets, there was a real difference between Europe, where growth appeared to be at sustainable levels, and Japan, where the economy appeared to limp along from quarter to quarter, bordering on recession. As an economic driver for much of Asia, the health and vibrance of the Japanese economy is key to corporate profitability throughout the region. Global investors will cheer a sustainable recovery in this economy.

Elsewhere in Europe, we found the challenge to be the highly visible telecommunications sector versus investment in the more fundamental industrial companies. With a weak euro, the environment for strong exports has never been better. We continue to track developments within the new European Union and believe continued expansion of its pension industry will support its new interest in equity investments.

The developing countries have probably performed better than most investors would have expected during this period of slow growth in the larger economies. We believe this is a function of their maturing process and increased financial discipline. The large acquisition in Mexico by Citigroup validated the attractiveness of corporate and financial activity in that market and is probably an indicator of increased merger and acquisition activity in Latin America.

With a clear expectation that U.S. economic activity will accelerate next year and accommodative monetary policy pretty much the global standard, we believe the longer-term outlook for global economic growth and increasing corporate profitability remains attractive. It is this mixture that, when combined with increased equity investments by pension funds around the world, will allow stock markets to move to higher levels.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately structured to support your long-term investment objectives. Please visit us online at www.evergreeninvestments.com for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Emerging Markets Growth Fund
Fund at a Glance as of April 30, 2001

“While U.S. stocks continue to trade at high valuations in relation to corporate earnings, emerging market stocks have been trading at relatively low valuations. We believe they have significant potential to perform well in the coming months.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 9/6/1994	Class A	Class B	Class C	Class I**
Class Inception Date	9/6/1994	9/6/1994	9/6/1994	9/6/1994

6 months with sales charge	–10.90%	–10.55%	–7.72%	n/a

6 months w/o sales charge	–5.49%	–5.84%	–5.83%	–5.42%

Average Annual Returns *
1 year with sales charge	–30.68%	–30.63%	–28.48%	n/a

1 year w/o sales charge	–26.45%	–26.98%	–27.02%	–26.33%

5 years	–3.10%	–3.13%	–2.70%	–1.66%

Since Portfolio Inception	–3.52%	–3.39%	–3.37%	–2.40%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

*	Adjusted for maximum applicable sales charge unless noted.

**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund, Class A shares2 , versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EMF and the MSCI EAFE are unmanaged market indexes that do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Emerging Markets Growth Fund
Portfolio Manager Interview

How did the fund perform?

In a challenging period for emerging markets investing, Evergreen Emerging Markets Growth Fund outperformed industry and competitive benchmarks, despite negative performance. For the six-month period ended April 30, 2001, the fund’s Class A shares returned –5.49%. Fund returns are before deduction of any applicable sales charges. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index returned –7.29%, while the median return of emerging markets mutual funds was –7.48%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$51,886,675

Number of Holdings	139

Beta*	0.93

P/E Ratio*	32.0x

*As of 3/31/2001

What was the investment environment like during the six-month period?

Evidence of a slowing global economy affected the performance of emerging markets equities during the six-month period ended April 30, 2001. Investors worried about the general economic environment. They looked for clues about the direction of global markets by watching the performance of the U.S. stock market, especially the technology-heavy NASDAQ exchange, and by studying the behavior of American consumers and homebuyers. At the same time, rising energy prices added to uncertainties in many markets.

In Asia, investment opportunities were held back by concern about the effects of the decade-long slump in Japan and by slowdowns in Korea and Taiwan, both heavily dependent on the U.S. technology industry.

In Latin America, political volatility and a large and growing external debt undermined investor confidence in the market in Argentina. These problems also affected the sentiment about nearby Brazil, which continued to deal with the effects of the devaluation of its currency and political uncertainty. Meanwhile, Mexico began to feel the effects of slowing growth in the U.S. economy.

Problems existed in other emerging market nations, as well. Turkey, for example, was forced to devalue its currency.

What were your principal strategies in this challenging environment?

We continued to emphasize investments in the leadership companies in the larger economies in the emerging markets, while overweighting Latin America somewhat. The fund’s largest country allocations, as of April 30, 2001, were Korea, Mexico, Taiwan, Brazil, India, South Africa, and United States. Our performance was helped by our bottom-up, stock-picking style which emphasizes business fundamentals. We look for opportunities to buy the stocks of good companies when their stock prices may temporarily have fallen to relatively cheap levels. For example, we recently purchased shares of SK Telecom of South Korea, which we found selling at a very attractive price.

In general, we focus on stocks in industries where the local economies have competitive edges. For example, we have invested in technology companies in Taiwan and Korea and mining companies in South Africa.

We continue to overweight telecommunications stocks, which have been selling at low valuations. We believe telecommunications companies in emerging markets are misunderstood, largely because of the effects of problems in the telecommunications industries in the

EVERGREEN
Emerging Markets Growth Fund
Portfolio Manager Interview

United States and Europe. In emerging markets, telecommunications companies have good balance sheets, favorable competitive environments, and continued high growth potential.

Top 5 Sectors

(as a percentage of 4/30/2001 net assets)

Telecommunication Services	24.9%

Information Technology	14.8%

Financials	14.3%

Consumer Staples	7.5%

Energy	7.4%

What investments had a significant effect on performance?

Taro, a pharmaceutical company based in Israel, was a very strong performer for the fund before we sold it to take profits. In less than two years, its stock rose from $6 when we first invested, to $52 when we sold it.

Embraer, the Brazilian manufacturer of commuter aircraft for the global market, continued to post strong performance.

Other contributors to performance included Samsung Electronics of Korea, a leading manufacturer of consumer electronics; the South African diamond company, DeBeers; and Reliance Industries, a chemical company based in India.

Among the disappointing investments was Checkpoint, a software developer based in Israel, which we sold when its stock plummeted in sympathy with the movement of NASDAQ.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

China Mobile Hong Kong, Ltd.	4.3%

Samsung Electronics	3.9%

SK Telecom Co., Ltd., ADR	3.4%

Taiwan Semiconductor Manufacturing Co., Ltd.	2.7%

Korea Electric Power Corp., ADR	2.6%

Embraer Empresa Brasileira de
Aeronautica SA, ADR	2.4%

Telefonos de Mexico SA de CV (“Telmex”)	2.4%

United Microelectronics Corp.	2.0%

Tele Norte Leste Participacoes SA	1.9%

America Movil SA de CV	1.8%

Top 10 Countries

(as a percentage of 4/30/2001 net assets)

South Korea	17.4%

Brazil	13.7%

Taiwan	11.8%

Mexico	10.8%

United States	9.5%

India	6.4%

South Africa	5.6%

Malaysia	5.1%

Israel	3.6%

Thailand	2.9%

EVERGREEN
Emerging Markets Growth Fund
Portfolio Manager Interview

What is your outlook for investments in the emerging markets?

We are gaining confidence that conditions will improve. The big uncertainty in the emerging markets continues to be the United States. The behavior of American consumers and homebuyers has an impact on market sentiment throughout the world. However, the aggressive actions by the Federal Reserve Board to stimulate economic growth by lowering short-term interest rates should also help emerging markets.

Emerging market stocks do not have the valuation issues of many U.S. equities. The U.S. economy is not in recession, many corporations are in a profit recession. While U.S. stocks continue to trade at high valuations in relation to corporate earnings, emerging market stocks have been trading at relatively low valuations. We believe they have significant potential to perform well in the coming months.

EVERGREEN
Global Leaders Fund
Fund at a Glance as of April 30, 2001

“We are positive about the future and believe the fund has the opportunity to achieve strong performance by continuing to invest in quality companies with the ability to improve their earnings.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 04/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 11/1/1995	Class A	Class B	Class C	Class I**
Class Inception Date	6/3/1996	6/3/1996	6/3/1996	11/1/1995

6 months with sales charge	–16.59%	–16.00%	–13.50%	n/a

6 months w/o sales charge	–11.52%	–11.80%	–11.82%	–11.38%

Average Annual Returns *

1 year with sales charge	–16.92%	–16.68%	–14.20%	n/a

1 year w/o sales charge	–11.85%	–12.51%	–12.53%	–11.61%

5 years	7.89%	8.14%	8.39%	9.49%

Since Portfolio Inception	9.35%	9.72%	9.80%	10.81%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month capital gain
distributions per share	$0.82	$0.82	$0.82	$0.82

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Leaders Fund, Class A shares2 , versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Global Leaders Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Global Leaders Fund class A shares returned –11.52% for the six-month period ended April 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same six-month period, the Morgan Stanley Capital International World Index returned –10.74%, while the average return of global mutual funds was –11.22%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$332,683,074

Number of Holdings	98

Beta*	0.8

P/E Ratio*	26.2x

*As of 3/31/2001

What was the investment environment like during the period?

It was a challenging time for investing, with most markets posting negative returns for the six months. In fact, of the 24 major industrial markets in which we invest, 21 were down for the period, as reflected by the performances of the major market indexes. Only the markets in Spain, Austria and New Zealand had positive returns.

The primary factor contributing to the poor environment was the continuation of the meltdown in internet-related stocks and the severe slowdown in the telecommunications sector. Built-up inventories, lack of access to new capital, and higher interest rates exacerbated the challenges to technology companies, whose stocks plummeted in value. The problems spread to other areas of the economy as suppliers and customers of technology companies also felt the effects of the slump in technology.

Despite the difficult market environment, all economic news was not negative in the United States. The U.S. economy continued to expand, although less briskly than earlier in 2000 and the U.S. Federal Reserve Board began to lower short-term interest rates to stimulate growth. Many large corporations announced aggressive restructuring and cost savings programs to enhance ongoing profitability. While the immediate effects of these announcements tended to be negative in terms of staff reductions and earnings write-offs, these corporate reorganization programs should have longer-term positive impacts on the economy as well as the individual corporations’ level of competitiveness.

Of all the major economic regions, growth was strongest in Europe, which reaped benefits from corporate restructurings and government and societal reforms. Corporate managements continued to reorganize their companies to increase shareholder value, while governments lowered taxes and pondered longer-term stimuli such as pension reform. The economies on the continent also benefited from rising consumer confidence and a weak currency, which helped revenues of companies that exported their products.

The environment was less positive in Asia, which tends to be more influenced by the U.S. technology industry. Japan, in particular, continued to experience major problems. On both the governmental and corporate fronts, major reforms were slow to emerge in Japan, putting the country and the region at a competitive disadvantage.

While local conditions in the major economic regions often were in sharp contrast to each other, the actual performance numbers produced by the major equity markets were not as different as economic conditions might imply. The increasingly globalized economic system has created an environment in which negative sentiments among investors in individual markets often spread to investors in other markets.

EVERGREEN
Global Leaders Fund
Portfolio Manager Interview

What were your principal strategies?

We kept the fund’s portfolio well diversified both by industry and by geography. At the end of the six-month period, we had investments in 98 different companies in 20 different countries. The weighting in U.S. stocks declined, from about 55% of net assets at the beginning of the six months to about 54% on April 30, 2001. This reduction was partly the result of the decline in the American stock market, and partly the result of our actions to reduce our exposure to U.S. equities.

Overall, we maintained our investment discipline and tried to take advantage of steep declines in stock prices either to initiate or to add to positions of high-quality growth companies. In a period of heightened market volatility, we have constantly tried to upgrade the overall quality of the portfolio. Looking at the short run, we added positions in more defensive, yet growing industries, such as pharmaceuticals, consumer goods and financial services. Looking at the long run, we also invested in the technology and telecommunications industries, where we see significant long-term growth prospects despite short-term problems and stock volatility.

In Japan, we invested in Takeda Chemical, a leading pharmaceutical company with strong research-and-development activities and an impressive product pipeline that should enhance its competitive position in the global markets. In Canada, we added George Weston, Ltd., a leading food company that, through its acquisition of Best Foods Baking, has become a major presence in North American bread and baked goods. Its brands include names such as Thomas’ English Muffins, Arnold’s Bread and Entenmann’s pastries. In the Netherlands, we invested in Royal Ahold Group, the world’s second largest grocery chain, whose U.S. operations include the Stop & Shop chain. We also added to existing positions in Swiss Re, a global insurance company, and Reckit Benckiser, a company based in the United Kingdom with well known household cleaning products sold throughout the world. Its products include brand names such as Lysol and Spray ’n Wash.

In the United States, we selectively added to our holdings, investing in Corning in fiber optics, Schering-Plough in pharmaceuticals, Fannie Mae in finance and Oracle Systems in technology.

We continued to focus on companies with strong track records in our security selection process dictated in our screening model. This process emphasizes companies with earnings consistency, solid earnings and revenue growth outlooks and high returns on shareholder’s equity. This discipline has benefited the fund, as investors around the globe have embraced a shift to a flight towards quality. We also disposed of underperforming stocks when we saw earnings and outlook disappointments and perceived business problems. We have redeployed assets to companies with continued strong business prospects. We also have been more cognizant of valuation, recognizing that expectations have peaked and the prospect of valuation multiple expansion is unlikely to drive stock prices higher. We have not been averse to taking profits opportunistically when price/earnings levels appear unsustainable.

Top 5 Sectors

(as a percentage of 4/30/2001 net assets)

Financials	22.0%

Consumer Discretionary	18.2%

Healthcare	14.6%

Industrials	12.8%

Information Technology	12.1%

EVERGREEN
Global Leaders Fund
Portfolio Manager Interview

What were some of the types of investments that particularly affected performance?

Despite the general downdraft in major markets, several fund holdings performed well. In the United States, the fund’s finance, healthcare and consumer holdings tended to fare well, but most positions in the telecommunications, technology and industrial sectors were pulled down in the difficult market. Paradoxically, Microsoft and Dell Computer, two leading technology companies, were among the fund’s best performers despite the widespread problems in technology.

Most of the better performers among the foreign holdings tended to be from the more defensive industries. From France, shares of international food services giant Sodexho Alliance rose 20%, while Technip, a French engineering company specializing in the design of industrial and energy-related facilities, was up by 17%. Other strong performers included Coloplast, a medical device and wound care manufacturer from Denmark; Hugo Boss, a German company that has become a leader in fashion design; Smiths Industries, a UK based diversified industrial corporation; CRH Plc, an Irish-based company that is a leader in cement and building materials; and Luxottica Group, the Italian company that markets fashion eyewear throughout the world. From Asia, the top performer was Nintendo, which rose 10% on the introduction of its new game machines.

Performance in foreign countries, however, tended to be undercut by the strong U.S. dollar, which eroded part of the gains from foreign holdings.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Bombardier, Inc.	3.2%

General Electric Co.	3.0%

Hugo Boss AG	2.9%

Luxottica Group SpA, ADS	2.7%

Citigroup, Inc.	2.4%

Altana AG	2.2%

Fannie Mae	2.1%

United Technologies Corp.	1.9%

Seven-Eleven Japan Co., Ltd.	1.8%

Microsoft Corp.	1.6%

Top 10 Countries

(as a percentage of 4/30/2001 net assets)

United States	54.2%

United Kingdom	9.8%

Germany	9.4%

Japan	5.2%

Italy	4.8%

France	4.5%

Canada	3.8%

Netherlands	3.6%

Hong Kong	2.4%

Australia	2.3%

EVERGREEN
Global Leaders Fund
Portfolio Manager Interview

What is your outlook?

We are positive about the future and believe the fund has the opportunity to achieve strong performance by continuing to invest in quality companies with the ability to improve their earnings. Despite the difficulties in equity investing throughout the globe during the recent six-month period, we believe the fund, with a well diversified portfolio of industry-leading companies, is well positioned to achieve strong results. We believe demand for new technology will persist, and growth in the United States should continue to be positive, if at a lower rate than in 1999 and early 2000. At the same time, the economic expansion in Europe persists and the economies in Asia should continue to progress.

Overall, we believe the fund is appropriately positioned to navigate through the challenges ahead in the world as demonstrated by its consistent long-term performance record. We will continue to rely on an investment approach that emphasizes disciplined stock selection, using our hybrid approach of combining strong quantitative analysis with fundamental due diligence and prudent country allocation.

We plan to invest opportunistically and selectively in companies with records of consistent earnings leadership, with demonstrated ability to excel regardless of the economic environment and with management teams aligned to their shareholders’ interests. We also intend to be proactive with regard to country and sector allocation, de-emphasizing areas where the outlook is not favorable and the prospect for asset appreciation is limited.

We look forward to updating you on the fund’s continued progress.

EVERGREE N
Global Opportunities Fund
Fund at a Glance as of April 30, 2001

“We anticipate that brisk economic growth may resume in the final quarter of 2001, which should lead to improved corporate profits.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 04/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2  Past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 3/16/1988	Class A	Class B	Class C	Class I**
Class Inception Date	3/16/1988	2/1/1993	2/1/1993	1/13/1997

6-months with sales charge	–18.51%	–16.91%	–15.08%	n/a

6-months w/o sales charge	–13.53%	–13.85%	–13.86%	–13.44%

Average Annual Returns*

1 year with sales charge	–25.50%	–24.31%	–22.68%	n/a

1 year w/o sales charge	–20.95%	–21.52%	–21.56%	–20.79%

5 years	5.01%	5.27%	5.48%	6.39%

10 years	12.50%	12.49%	12.51%	13.24%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month capital gain
distributions per share	$7.00	$7.00	$7.00	$7.00

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund, Class A shares2 , versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2001 and is subject to change.

This fund has participated in IPOs which may have affected performance. There is no assurance that this method will continue to have any impact on the fund’s performance returns.

EVERGREEN
Global Opportunities Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Global Opportunities Fund’s Class A shares returned –13.53% for the six-month period ended April 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the median return of global small-cap stock funds was –13.49%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Morgan Stanley Capital International World Index returned –10.74% for the same period.

The fund’s longer-term performance continued to excel. Evergreen Global Opportunities Fund recently was honored by Lipper for achieving the best 10-year performance of any global small company stock fund for the 10-year period ended December 31, 2000.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$191,900,504

Number of Holdings	163

Beta*	0.90

P/E Ratio*	25.6x

*As of 3/31/2001

What factors significantly affected performance during the six months?

It was an extremely difficult market in the United States during the period, as the slowing economy and fear of recession undermined small company stock prices in general, particularly in the technology industry. Outside the U.S., stocks also had a difficult period, but small cap stocks tended to outperform large cap stocks in countries such as the United Kingdom and Japan, where investors were attracted to the lower-priced small cap sector and where large caps were more likely to be affected by the meltdown in technology equities.

In the United States, it became clear that many areas of technology had overly optimistic business plans. As economic growth slowed, corporate capital spending declined, demand for new products and services slowed and inventories of unsold equipment began to accumulate. The technology portion of the Russell 2000 Growth Index declined by 40% during the six-month period. Companies in the more defensive areas, including healthcare services, consumer services and energy, posted the best relative performance. This environment did not favor the growth style that we follow in managing the domestic portfolio of the fund. Growth stocks underperformed value stocks by a wide margin during the period.

Internationally, the small cap stock market benefited from the reductions of short-term interest rates in the United States and the prospect of similar reductions in Europe. As investors moved away from the increasingly volatile technology and telecommunications sectors, they were attracted to companies with reasonable stock prices.

Internationally, small cap stocks tended to be selling at lower valuations than large cap, encouraging investors to migrate to smaller company equities.

Top 5 Sectors

(as a percentage of 4/30/2001 net assets)

Information Technology	21.2%

Financials	17.8%

Consumer Discretionary	16.2%

Healthcare	11.7%

Industrials	11.7%

EVERGREEN
Global Opportunities Fund
Portfolio Manager Interview

What investment strategies did you pursue in the United States?

During the six months, we shifted the fund’s allocation of U.S. equities from approximately 53% of net assets to about 48%. We raised the target allocation of international equities to about 55% of net assets.

Within the U.S. portfolio, we continued to concentrate on growth stocks, despite that sector’s poor performance during the six months. We maintained that strategy because we believe history has shown that the most significant gains in the U.S. small cap stock market have tended to come during relatively short periods. To capture the benefit of those gains, we believe we need to maintain our discipline and remain invested in growth stocks. Over the long term, the small cap companies in the United States with the highest growth rates have turned in the best performance.

At the close of the period, 28% of the domestic portfolio was invested in electronic technology, with 11% in healthcare technology.

Within electronics, we invested in companies such as LTX Corporation, which produces testing equipment for the semiconductor industry. It was a particularly strong performer, rising by 92% during the period. We also invested in Embarcadero Technologies, Inc., which has developed software that helps business companies manage data and electronic-business applications. Our largest U.S. position was Alpha Industries, which manufactures circuits and modules for wireless communications.

Even though we reduced our healthcare positions in April, we continued to have 7% invested in health services. Our largest holding in the industry was Davita, which provides dialysis services to patients suffering from chronic kidney failure. Its stock appreciated by 56% during the six months.

We also had a significant emphasis on energy and the oil services sector, at 8.3% of the fund’s domestic assets. We remained confident that oil and energy prices would remain high, reflecting continued demand for fuels and power.

We also overweighted the retail sector, focusing on companies appealing to the so-called “echo baby-boomers” —those consumers in their teens and early 20s who are very trend conscious. We invested in companies such as the retailer Hot Topic and Columbia Sportswear. Hot Topic rose by 95% during the six months, while Columbia Sportswear climbed by 59%.

What investment strategies did you pursue internationally?

We follow a bottom-up strategy in managing the foreign portfolio, seeking good companies wherever they may be.

This focus led us to emphasize Europe, where we found many excellent small cap companies. A good example was Electronics Boutique, a retailer based in the United Kingdom that specializes in electronics game software. The fund’s largest holding in the United Kingdom, Electronics Boutique has appreciated 98% in the year-and-a-half since we first invested.

Discount air travel is an opportunity that is being exploited in Europe, where passenger fares for the large, established airlines tend to be very high. One of the more promising new entrants into the field is Easy Jet, based in the United Kingdom. Its stock has performed very well in the six months the fund has held it.

Another example of a promising investment in a very different industry is the Australian corporation, Billabong. We invested in it during its initial public stock offering approximately nine months ago.

EVERGREEN
Global Opportunities Fund
Portfolio Manager Interview

Specializing in designing and producing surfers’ wear for the youth market, Billabong has built a global distribution system. Its stock appreciated by more than 50% since we first invested. We recently reduced our position to take profits.

During the period, we also took profits and reduced our exposure to Canada, where several investments had performed very well.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Nippon Fire & Marine Insurance Co.	4.3%

Takefuji Corp.	2.3%

Dai Tokyo Fire & Marine Insurance Co.	1.9%

Alpha Industries, Inc.	1.8%

Gulf Canada Resource, Ltd.	1.6%

Hot Topic, Inc.	1.6%

Cochlear, Ltd.	1.5%

Electronics Boutique Plc	1.3%

Garban Plc	1.3%

Entercom Communications Corp.	1.3%

Top 10 Countries

(as a percentage of 4/30/2001 net assets)

United States	47.5%

Japan	12.8%

United Kingdom	8.2%

Canada	7.5%

Australia	3.8%

France	3.6%

Ireland	2.6%

Netherlands	2.1%

Brazil	1.5%

Switzerland	1.4%

What is your outlook for investing in small-company stocks internationally?

We think the outlook is quite bright. The trend toward lower interest rates in developed markets throughout the world bodes well for small companies.

Our foreign holdings tend to include a higher proportion of non-technology companies than our domestic holdings, offering a good balance to the overall portfolio. As we look for opportunities, we believe we are finding positive ones in small cap companies in a variety of industries and countries.

What is your outlook for the domestic small-company stock market?

We are positive, even though we do not expect corporate earnings to start to improve for two more calendar quarters. During that time, we expect inventories to continue to be reduced and the economy to begin to feel the results of the Federal Reserve’s efforts to stimulate the economy by lowering short-term rates aggressively. We anticipate that brisk economic growth may resume in the final quarter of 2001, which should lead to improved corporate profits. As the economy improves, we think there will be significant investment opportunity, although short-term stock market volatility will persist. We believe the worst of the market corrections and volatility is behind us.

EVERGREEN
International Growth Fund
Fund at a Glance as of April 30, 2001

“We expect to migrate gradually from very defensive industries and increase our weightings in more cyclical companies that could benefit from an increase in economic growth.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 9/6/1979	Class A	Class B	Class C	Class I**
Class Inception Date	1/20/1998	9/6/1979	3/6/1998	3/9/1998

6 months with sales charge	–11.39%	–10.63%	–8.16%	n/a

6 months w/o sales charge	–5.93%	–6.33%	–6.45%	–5.90%

Average Annual Returns *

1 year with sales charge	–15.90%	–15.51%	–13.17%	n/a

1 year w/o sales charge	–10.80%	–11.45%	–11.54%	–10.56%

5 years	6.54%	7.01%	7.30%	7.89%

10 years	8.23%	8.62%	8.62%	8.92%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month income
dividends per share	$0.02	$0.01	$0.01	$0.02

6-month capital gain
distributions per share	$0.67	$0.67	$0.67	$0.67

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen International Growth Fund, Class A shares2 , versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
International Growth Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen International Growth Fund class A shares returned –5.93% for the six-month period ended April 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the Morgan Stanley Capital International EAFE Index, a common benchmark for international stock investing, returned –7.98%, while the median return of international stock funds was –9.48%, according to Lipper, Inc., an independent monitor of mutual fund performance.

What factors most affected performance?

During a difficult time for equity investing in foreign markets, we maintained a relatively defensive posture, helping us outperform relevant industry benchmarks. We de-emphasized volatile sectors such as technology and telecommunications, while focusing on more defensive areas such as the food, tobacco, financial service, energy and pharmaceutical industries.

The greatest market declines in international markets occurred from October through mid-March. Since then, the actions by the U.S. Federal Reserve to lower short-term interest rates have shifted investor sentiment and increased interest in those markets and sectors that suffered the greatest losses in the general market slump. Technology, for example, appeared to stage a comeback during the final weeks of the six-month period.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$716,811,445

Number of Holdings	158

Beta*	0.94

P/E Ratio*	27.2x

*As of 3/31/2001

What were your principal strategies during the period?

By region, we continued to place the greatest emphasis on Europe, which accounted for more than 58% of net assets at the end of the period. We modestly increased our emphasis on Japan to 19.4% of net assets, although we continue to be underweighted in both Europe and Japan compared to international benchmarks, such as the EAFE Index, which do not include Canada and the emerging markets. We reduced our overweighted position in Canada, taking profits from several very successful investments, while we lowered our exposure to emerging markets, especially Latin America. We were concerned that internal problems in Argentina could affect nearby Brazil and that slowing economic growth in the United States would have an adverse impact on Mexico. However, we increased our exposure in Korea.

By industry, although we continue to be relatively defensively positioned, we began to increase our investments in companies that could benefit from an acceleration of economic growth stimulated by interest rate cuts in the United States and other major developed markets.

For example, we invested in the South African corporation, Sappi, the world’s largest producer of fine, coated paper for magazines, corporate annual reports and other high-end publications. This globally dominant company has become very disciplined in managing its production capacity, helping it prosper in a time of industry consolidation. We were also attracted by its relatively low stock valuation.

EVERGREEN
International Growth Fund
Portfolio Manager Interview

Top 10 Countries

(as a percentage of 4/30/2001 net assets)

Japan	19.4%

United Kingdom	14.2%

France	11.1%

Canada	7.8%

Switzerland	7.7%

Germany	6.6%

Netherlands	4.6%

United States	4.4%

Sweden	4.3%

South Africa	3.5%

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Sumitomo Marine & Fire Insurance Co., Ltd.	2.4%

Nestle SA	2.3%

Sappi, Ltd.	2.2%

Akzo Nobel NV	2.0%

Mitsui Marine & Fire Insurance Co., Ltd.	1.8%

Brascan Corp.	1.8%

TotalFinaElf SA	1.7%

ENI SPA	1.7%

HSBC Holdings Plc	1.7%

Embraer Empresa Brasileira
de Aeronautica SA, ADR	1.4%

What types of investments most affected performance?

One of the best performers was Austria Tabakwerke, which rose by about 45% during the six-month period. We were attracted by its relatively cheap stock price, compared even to other tobacco stocks, which were very inexpensive compared to non-tobacco equities. Austria Tabakwerke is 40% owned by the Austrian government, which plans to sell its shares to a strategic buyer. Under terms of any sales agreement, any acquirer must make the same offer to minority shareholders as it makes to the government of Austria.

The fund’s largest position in Canada, Brascan, also performed very well. Brascan, which invests in other publicly traded companies, is a good example of a value investment. Its stock was trading at a 40% discount to the value of the company’s underlying assets when we first invested. Since then, the discount has narrowed to 28%, and a new, well regarded chief executive soon will be in charge. The stock has gained more than 40% since our initial investment.

Top 5 Sectors

(as a percentage of 4/30/2001 net assets)

Financials	32.9%

Healthcare	10.7%

Consumer Staples	10.5%

Materials	9.3%

Industrials	8.1%

EVERGREEN
International Growth Fund
Portfolio Manager Interview

What is your outlook for foreign investing?

The interest rate cuts by central banks in the U.S. and other developed nations are likely to have the greatest influence on international stock performance during the next year. However, the positive impact of the lower interest rates may be offset somewhat by the higher energy prices around the world. As the effects of the persistently high energy prices are felt by corporations, their profit margins may come under greater pressure than many companies and financial analysts have estimated.

We continue to favor Europe, where we expect the European Central Bank and the Central Banks in the United Kingdom and the Scandinavian countries to lower short-term interest rates again. European companies, however, have been affected by slowing economic growth throughout the world, including their own region. The weak currency, the euro, has helped companies exporting products to stronger currency markets, such as the United States. However, growth in the U.S. has slowed.

We expect to migrate gradually from very defensive industries and increase our weightings in more cyclical companies that could benefit from an increase in economic growth. However, on balance we expect to remain focused primarily on stable companies with well established business operations, demonstrated earnings records and reasonable stock valuations.

EVERGREEN
Latin America Fund
Fund at a Glance as of April 30, 2001

“We believe that Latin America should be a prime beneficiary of the actions of the central banks in developed nations to stimulate economic growth by lowering interest rates and increasing liquidity.”

Portfolio Management

Dan Savyckyi
Tenure:April 2001

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. The historical returns for Class I include the effect of the 0.25% 12b-1 fee applicable to Class A. Class I does not pay 12b-1 fees. If these fees had not been reflected, returns for Class I would have been higher. Classes B and C each pay 12b-1 fees of 1.00%.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 11/1/1993	Class A	Class B	Class C	Class I**
Class Inception Date	11/1/1993	11/1/1993	11/1/1993	3/30/1998

6 months with sales charge	–8.74%	–8.33%	–5.53%	n/a

6 months w/o sales charge	–3.15%	–3.50%	–3.60%	–3.04%

Average Annual Returns *

1 year with sales charge	–8.57%	–8.51%	–5.63%	n/a

1 year w/o sales charge	–2.97%	–3.69%	–3.70%	–2.67%

5 years	2.98%	3.12%	3.40%	4.38%

Since Portfolio Inception	3.84%	3.92%	3.89%	4.78%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Latin America Fund, Class A shares2 , versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Emerging Markets Free Latin America Index (MSCI EMFLA) and the Consumer Price Index (CPI).

The MSCI World and the MSCI EMFLA are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Latin America Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Latin America Fund Class A shares returned – 3.15% for the six-month period ended April 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same six-month period, the Morgan Stanley Capital International Free Latin American and the Morgan Stanley Capital International World Indexes returned –1.31% and –10.74%, respectively. The median return of Latin American mutual funds was –0.88%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$22,635,923

Number of Holdings	44

Beta*	1.29

P/E Ratio*	10.9x

*As of 3/31/2001

What was the investment environment like during the six months in Latin America?

Two major themes emerged during the period. First, Latin America was able to decouple itself from developed markets and begin to trade according to its own fundamentals. While the fund and most Latin American benchmarks produced returns very close to level performance, most other equity markets experienced significant declines. For example, the Morgan Stanley Capital International World Index, a benchmark for global investing, had a return of –10.74%, while the Standard & Poor’s 500 Index, a benchmark for investing in the United States, returned –12.07%. In a period marked by a severe bear market, particularly for technology stocks in developed nations, Latin American markets appeared relatively stable.

Within Latin America, Mexico emerged as the most stable country for investing. Prior to the period, investors perceived Mexico and Brazil as equally attractive, given their relative risks. However, we believe Mexico has become identified as the nation that offers more promising investment prospects and yet appears relatively safer, in spite of its closer ties to, and greater reliance upon, the United States. Brazil, meanwhile, continued to suffer through the effects of its currency problems, while investors became concerned about political instability in advance of the 2001 elections. Currency problems and political volatility in nearby Argentina added to concerns about Brazil.

Emerging markets in general, including Latin America, slumped early in the period through January 2001, before they stabilized and began to improve. The actions of the central banks of developed nations, led by the U.S. Federal Reserve, helped provide liquidity to emerging markets by lowering short-term interest rates. Investors had pulled money out of Latin America and other emerging regions when global economic growth started to slow as interest rates were raised.

What were your principal strategies during the period?

We continued to focus on the two largest markets, Mexico and Brazil. However, we reduced our exposure in Brazil slightly, from 47.5% of net assets to 42.5%, while raising our allocations to Mexico, Chile and to short-term securities. At the end of the fiscal period on April 30, investments in Mexico accounted for 45.1% of net assets.

We also reduced our exposure to the largest concentrations of investments to reduce portfolio risk. Although we continued to see investment opportunity and emphasized banking stocks, we did reduce the fund’s exposure to finance stocks. The fund’s weighting in financial services stocks declined from 18.8% of net assets to approximately 17.6% of net assets.

EVERGREEN
Latin America Fund
Portfolio Manager Interview

We also reduced our holdings in telecommunications and media stocks, while adding to our positions in natural resources, including pulp, mining and steel companies. As exporters to developing nations, natural resource companies should benefit both from the weakening currencies in Latin America and any resurgence in global economic growth.

Top 5 Sectors

(as a percentage of 4/30/2001 net assets)

Telecommunication Services	17.8%

Financials	17.6%

Consumer Staples	17.6%

Materials	15.3%

Consumer Discretionary	9.4%

Top Countries

(as a percentage of 4/30/2001 net assets)

Mexico	45.1%

Brazil	42.5%

United States	3.9%

Chile	2.3%

Luxembourg	1.0%

What types of investments had the greatest impacts on performance?

Embraer, a global leader in the production of smaller aircraft for passenger service, appreciated 45% in the six-month period.

Banking stocks in general did well. Mexican bank stocks tended to perform exceptionally well, gaining between 15% and 30% during the six months. Mexican banks finally emerged from the banking crisis of 1994 and should be able to restart some lending activities, including mortgage issuance, that had been restricted. At the same time, their stocks benefited from reports that larger, international banking institutions might be interested in bank acquisitions in Mexico.

One of the disappointments was the performance of Grupa Televisa, Mexico’s largest television company. Management failed to raise its advertising rates, as it had promised, resulting in a loss of confidence by investors.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Telefonos de Mexico SA de CV (“Telmex”)	7.4%

Petroleo Brasileiro SA, ADR (“Petrobas”)	6.9%

Grupo Financiero Banamex AC	6.0%

Embraer Empresa Brasileira
de Aeronautica SA, ADR	4.8%

Companhia Vale do Rio Doce, ADR	4.7%

Wal-Mart de Mexico SA de CV	4.4%

Tele Norte Leste Participacoes SA	4.3%

America Movil SA de CV	3.9%

Fomento Economico Mexicano ADR (“Femsa”)	3.9%

Grupo Modelo SA de CV, Ser. C	3.6%

EVERGREE N
Latin America Fund
Portfolio Manager Interview

What is your outlook in Latin American markets?

We believe that Latin America should be a prime beneficiary of the actions of the central banks in developed nations to stimulate economic growth by lowering interest rates and increasing liquidity. Individual markets, however, face country-specific risks. Argentina continues to face a large external debt and political instability, which have their secondary effects on Brazil.

In spite of these challenges, we believe Latin American stocks are priced at very attractive valuations that already reflect the risks in individual countries. We continue to favor the Mexican market, especially the banking stocks, where we maintain overweighted positions.

Even with its problems, we believe Brazil offers attractive opportunities. Brazilian natural resource companies exporting to developed nations should be helped both by the weak local currency and any increase in industrial production in the world. The stocks of companies involved in pulp, iron ore and other resources have been trading at very low valuations and offer significant opportunity for price appreciation.

In the short-term, we remain cautious about the region, but we see the possibility for a substantial rally in Latin America in the longer term. Such a rally should lift Latin American stocks across different industries and in different national markets.

EVERGREEN
Perpetual Global Fund
Fund at a Glance as of April 30, 2001

“We are optimistic about the long-term prospects for the portfolio and for an upturn in global economies and financial markets.”

Portfolio Management

Kathryn Langridge
Tenure:April 1995

Robert Yerbury
Tenure:April 1995

Stephen Whittaker
Tenure:April 1995

Paul Chesson
Tenure:January 2000

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 3/29/1994	Class A	Class B	Class C	Class I**
Class Inception Date	3/29/1994	10/18/1999	3/29/1994	11/19/1997

6 months with sales charge	–12.09%	–11.36%	–8.83%	n/a

6 months w/o sales charge	–6.74%	–7.07%	–7.12%	–6.58%

Average Annual Returns *

1 year with sales charge	–21.73%	–21.33%	–19.05%	n/a

1 year w/o sales charge	–16.94%	–17.51%	–17.53%	–16.71%

5 years	6.61%	7.34%	7.12%	8.09%

Since Portfolio Inception	8.80%	9.54%	8.89%	9.87%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month capital gain
distributions per share	$1.45	$1.45	$1.45	$1.45

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Perpetual Global Fund, Class A shares2 , versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Perpetual Global Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended April 30, 2001, the fund’s Class A shares returned –6.74%. Fund returns are before the deduction of any applicable sales charges. In comparison, the MSCI World index returned –10.74% for the same period.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$150,663,949

Number of Holdings	318

Beta*	0.83

P/E Ratio*	26.2x

*As of 3/31/2001

What was the investment environment like during the period?

The environment was turbulent for global investors. In general, stock prices declined, as slower economic growth led to lower corporate profits and weaker earnings forecasts. The slowdown in the pace of economic growth affected companies in virtually every sector. As we approached the end of the period, the sell-off in the equity markets began to subside. It appeared that stock prices had reached their lows and that investors were beginning to look ahead to a possible upturn in economic growth toward the end of 2000 and into 2001.

How did you manage the portfolio in this environment?

We viewed the downturn in stock prices as an opportunity to purchase stocks that were selling at attractive valuations. We selected stocks on a case-by-case basis, reviewing each company’s financial characteristics and its potential for strong long-term performance. We focused on value stocks —relatively inexpensive shares whose prices do not reflect the full value of a company’s assets or growth potential. We emphasized companies that are likely to benefit from an upturn in economic growth. As a result, a number of the portfolio’s investments were in the consumer discretionary and basic materials areas, sectors that tend to perform well during economic recoveries.

Top 5 Sectors

(as a percentage of 4/30/2001 net assets)

Financials	21.3%

Industrials	16.7%

Consumer Discretionary	15.8%

Information Technology	12.2%

Healthcare	7.5%

Did you invest in technology companies?

We were cautious about technology stocks and the fund was underweighted in the technology sector, relative to the benchmark. After spending liberally on technology in the late 1990s, both corporations and consumers cut back their technology expenditures in 2001. As a result, revenues and earnings for technology companies declined significantly and the prospects for future growth were uncertain.

EVERGREEN
Perpetual Global Fund
Portfolio Manager Interview

Where did you find the most investment opportunity?

Japan and the United Kingdom (UK) provided some of the best investment opportunities. Relative to the benchmark, we overweighted the portfolio in Japan. We believe Japan has made a serious commitment to reform at the government level and to restructuring at the corporate level. We think the election of the new prime minister endorses the reform/restructuring trend. In building the Japanese position, we included banks, which should benefit from an overhaul of the financial system, and basic industries, such as steel companies, which have the potential to increase shareholder value.

We also overweighted the portfolio in the UK. We found the most value in the UK because stock prices had declined sharply over the past year. We believe the UK economy is healthier than had been perceived and that it provides a positive environment for the long-term performance of stocks.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

General Electric Co.	2.1%

Exxon Mobil Corp.	1.4%

Microsoft Corp.	1.2%

Home Depot, Inc.	1.2%

AOL Time Warner, Inc.	1.2%

UFJ Holdings, Inc.	1.2%

Citigroup, Inc.	1.1%

Pfizer, Inc.	1.1%

Household International, Inc.	1.0%

Pharmacia Corp.	1.0%

Top 10 Countries

(as a percentage of 4/30/2001 net assets)

United States	40.0%

Japan	16.7%

United Kingdom	14.2%

France	6.5%

Netherlands	3.4%

Hong Kong	3.2%

Germany	2.9%

Italy	2.1%

Spain	1.6%

Ireland	1.6%

What was your strategy in other geographic regions?

We underweighted regions that continued to be affected by slower economic growth. For example, we were concerned that the economic slowdown in the United States would have a negative impact on the European economy and on corporate earnings. Therefore, we underweighted the portfolio’s allocation, relative to the benchmark, in continental Europe.

In the United States, a sluggish economy, negative profit growth and high stock valuations prompted us to reduce the number of U.S. stocks in the portfolio. Even though the Federal Reserve Board trimmed short-term interest rates by 2% between January 2, 2001 and April 30, 2001, the U.S. economy remained in the doldrums and uncertainty about the strength of corporate earnings prevailed.

EVERGREEN
Perpetual Global Fund
Portfolio Manager Interview

Over the course of the six months, we fine-tuned our investments in the emerging markets. Over the long term, we believe emerging markets will be the beneficiaries of improving global economies and lower interest rates. In the short term, however, the economic slowdown in the United States is likely to have a negative effect on Latin America and a softer European economy may hold back growth in Eastern Europe. Asia is the most attractive of the emerging markets. The relatively high growth rate in China is particularly encouraging. At the end of the period, the portfolio’s weighting in emerging markets, relative to the benchmark, was neutral.

What is your outlook?

We are optimistic about the long-term prospects for the portfolio and for an upturn in global economies and financial markets. We are pleased that central banks around the world have taken steps to stimulate economic growth by reducing interest rates. Over the next several months, we should see the positive benefits that lower interest rates can have on corporate and consumer spending. After a volatile year, investors are beginning to return to the market and market sentiment is more positive than it has been for several months. This bodes well for equities. We believe that the portfolio is well-positioned to take advantage of the global economic recovery and an upturn in stock prices.

EVERGREEN
Perpetual International Fund
Fund at a Glance as of April 30, 2001

“We are pleased that central banks around the world have taken steps to stimulate economic growth by reducing interest rates.”

Portfolio Management

Robert Yerbury
Tenure:April 1995

Kathryn Langridge
Tenure:May 1996

Stephen Whitaker
Tenure:May 1996

Paul Chesson
Tenure:January 2000

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 5/29/1996	Class A	Class B	Class C	Class I**
Class Inception Date	12/27/1996	10/18/1999	12/27/1996	5/29/1996

6 months with sales charge	–10.66%	–10.07%	–7.35%	n/a

6 months w/o sales charge	–5.22%	–5.61%	–5.56%	–5.15%

Average Annual Returns*

1 year with sales charge	–21.54%	–21.31%	–18.97%	n/a

1 year w/o sales charge	–16.75%	–17.40%	–17.41%	–16.57%

Since Portfolio Inception	5.72%	6.60%	6.39%	7.26%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month capital gain
distributions per share	$0.84	$0.84	$0.84	$0.84

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Perpetual International Fund, Class A shares2 , versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Perpetual International Fund
Portfolio Manager Interview

How did Evergreen Perpetual International Fund perform during the six-month period ended April 30, 2001?

For the six-month period, the fund’s Class A shares returned –5.22%. Fund returns are before the deduction of any applicable sales charges. In comparison, the MSCI EAFE Index returned –7.98% for the same period.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$151,438,684

Number of Holdings	265

Beta*	0.69

P/E Ratio*	21.6x

*As of 3/31/2001

What was the investment environment like during the period?

The environment was turbulent for international investors. In general, stock prices declined, as slower economic growth led to lower corporate profits and weaker earnings forecasts. The slowdown in the pace of economic growth affected companies in virtually every sector. As we approached the end of the period, the sell-off in the equity markets began to subside. It appeared that stock prices had reached their lows and that investors were beginning to look ahead to a possible upturn in economic growth toward the end of 2000 and into 2001.

How did you manage the portfolio in this environment?

We viewed the downturn in stock prices as an opportunity to purchase stocks that were selling at attractive valuations. We selected stocks on a case-by-case basis, reviewing each company’s financial characteristics and its potential for producing strong long-term performance. We focused on value stocks —relatively inexpensive shares whose prices do not reflect the full value of a company’s assets or growth potential. We emphasized companies that are likely to benefit from an upturn in economic growth. As a result, a number of the portfolio’s investments were in the consumer discretionary and basic materials areas, sectors that tend to perform well during economic recoveries.

Top 5 Sectors

(as a percentage of 4/30/2001 net assets)

Financials	22.2%

Industrials	20.5%

Consumer Discretionary	19.1%

Materials	9.5%

Information Technology	5.5%

Did you invest in technology companies?

We were cautious about technology stocks and the fund was underweighted in the technology sector, relative to the benchmark. After spending liberally on technology in the late 1990s, both corporations and consumers cut back their technology expenditures in 2001. As a result, revenues and earnings for technology companies declined significantly and the prospects for future growth were uncertain.

Where did you find the most investment opportunity?

Japan and the United Kingdom (UK) provided some of the best investment opportunities. Relative to the benchmark, we overweighted the portfolio in Japan. We believe Japan has made a serious commitment to reform at the government level and to restructuring at

EVERGREEN
Perpetual International Fund
Portfolio Manager Interview

the corporate level. We think the election of the new prime minister endorses the reform/restructuring trend. In building the Japanese position, we included banks, which should benefit from an overhaul of the financial system, and basic industries, such as steel companies, which have the potential to increase shareholder value.

We also overweighted the portfolio in the UK. We found the most value in the UK because stock prices had declined sharply over the past year. We believe the UK economy is healthier than had been perceived and that it provides a positive environment for the long-term performance of stocks.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

UFJ Holdings, Inc.	1.9%

Nokia Oyj	1.5%

Toppan Printing Co., Ltd.	1.4%

ING Groep NV	1.3%

Siemens AG	1.2%

Publicis Groupe SA	1.2%

Porsche AG	1.2%

Daiwa Securities Co., Ltd.	1.2%

Gucci Group NV	1.1%

TotalFinaElf SA	1.1%

What was your strategy in other geographic regions?

We slightly underweighted the portfolio in Europe; nevertheless, Europe continued to be the portfolio’s largest regional position. During the period, European companies struggled in reaction to the downturn in economic growth in the United States. The lackluster performance of European stocks was a significant detractor from performance.

Over the course of the six months, we fine-tuned our investments in the emerging markets. Over the long term, we believe emerging markets will be the beneficiaries of improving global economies and lower interest rates. In the short term, however, the economic slowdown in the United States is likely to have a negative effect on Latin America, and a softer European economy may hold back growth in Eastern Europe. Asia is the most attractive of the emerging markets. The relatively high growth rate in China is particularly encouraging. At the end of the period, the portfolio’s weighting in emerging markets, relative to the benchmark, was neutral.

Top 10 Countries

(as a percentage of 4/30/2001 net assets)

Japan	25.9%

United States	24.6%

United Kingdom	22.2%

France	11.2%

Netherlands	6.4%

Germany	5.7%

Italy	3.8%

Hong Kong	3.6%

Spain	3.2%

Ireland	2.7%

What is your outlook?

We are optimistic about the long-term prospects for the portfolio and for an upturn in global economies and financial markets. We are pleased that central banks around the world have taken steps to stimulate economic growth by reducing interest rates. Over the next several months, we should see the positive benefits that lower interest rates can have on corporate and consumer spending. After a volatile year, investors are beginning to return to the market, and market sentiment is more positive than it has been for several months. This bodes well for equities. We believe that the portfolio is well-positioned to take advantage of economic recoveries in most international markets.

EVERGREEN
Precious Metals Fund
Fund at a Glance as of April 30, 2001

“Evergreen Precious Metals Fund benefited from the positive changes in the investment environment more than the average gold fund because it tends to have more diversified investments.”

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had not been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that concentrate their investments in a single industry may face an increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 1/30/1978	Class A	Class B	Class C	Class I**
Class Inception Date	1/20/1998	1/30/1978	1/29/1998	2/29/2000

6 months with sales charge	22.66%	24.61%	27.64%	n/a

6 months w/o sales charge	30.09%	29.61%	29.64%	30.19%

Average Annual Returns *

1 year with sales charge	12.24%	13.28%	16.17%	n/a

1 year w/o sales charge	19.06%	18.28%	18.17%	19.52%

5 years	–15.01%	–14.73%	–14.44%	–14.20%

10 years	–1.66%	–1.32%	–1.33%	–1.19%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month income
dividends per share	$0.04	$0.02	$0.02	$0.04

*	Adjusted for maximum applicable sales charge unless noted.
**	Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Precious Metals Fund, Class A shares2 , versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Standard & Poor’s Gold Index (S&P Gold) and the Consumer Price Index (CPI).

The S&P 500 and the S&P Gold are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Precious Metals Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Precious Metals Fund class A shares returned 30.09% for the six-month period ended April 30, 2001. Fund returns are before the deduction of any applicable sales charges. During the same period, the median return of gold-oriented mutual funds was 25.09%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Standard & Poor’s 500 Index, a benchmark for equity investing in the U.S., returned –12.07% and the Standard and Poor’s Gold Index returned 28.99% during the same six-month period.

Portfolio
Characteristics

(as of 4/30/2001)

Total Net Assets	$60,809,201

Number of Holdings	41

Beta*	0.66

P/E Ratio*	7.6x

*As of 3/31/2001

What were the principal factors affecting performance?

After a prolonged period of underperformance, gold stocks moved up during the six-month period.

Evergreen Precious Metals Fund benefited from the positive changes in the investment environment more than the average gold fund because it tends to have more diversified investments.

Beginning in the fall of 2000, gold investors sensed that the Federal Reserve Board would ease monetary policy and lower short-term interest rates in response to the developing economic slowdown. These expectations came true in January 2001, when the Fed moved aggressively, lowering rates five successive times between January 3 and mid-May, by a total of 2.50%, or 250 basis points. This five-step process was the most rapid series of rate changes since the end of World War II, and it accelerated growth in liquidity in the U.S.

The start of the Fed’s actions came before gold prices finally had reversed themselves. Gold had declined from $263 an ounce in late October to test a bottom-of-the market on February 15 and again on April 2, 2001. Finally, the price of gold began to accelerate in April, reaching $264 by April 30.

As the price of gold declined early in the period to 20-year lows, gold producers tended to reduce mining costs by closing operations and cutting capital spending.

Top Sectors

(as a percentage of 4/30/2001 net assets)

Materials	95.2%

Financials	0.5%

What have been your principal strategies?

We have positioned the fund relatively aggressively.

The fund has approximately 31% of net assets invested in South African gold stocks, which tend to be companies more leveraged in production cost in relation to the price of gold. We have invested another 43% in Canadian companies, which generally are seen as the producers most capable of increasing gold production. In addition, we have invested 8% in Australia and 15% in the United States.

Beyond these country and regional allocations, we have emphasized the stocks of companies that are relatively more leveraged and less hedged.

EVERGREEN
Precious Metals Fund
Portfolio Manager Interview

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Meridian Gold, Inc.	7.5%

Franco Nevada Mining, Ltd.	5.8%

Goldcorp, Inc.	5.6%

Goldfields, Ltd.	5.5%

Homestake Mining Co.	4.8%

AngloGold, Ltd.	4.7%

Harmony Gold Mining, Ltd.	4.7%

Agnico-Eagle Mines, Ltd.	4.6%

Gencor, Ltd.	4.5%

Impala Platinum Holdings, Ltd.	3.9%

Top Countries

(as a percentage of 4/30/2001 net assets)

Canada	43.4%

South Africa	30.5%

United States	14.6%

Australia	8.4%

Peru	1.9%

Papua New Guinea	0.6%

What is your outlook for gold-related investing?

We have a positive view. After a 20-year bear market for gold, we find ourselves in a capital goods investment recession. The money supply is expanding, energy prices are tight and compensation rates for labor are growing briskly. At the same time, we see evidence that growth in productivity in the United States shows signs of slowing. Returns from the U.S. financial markets have been unimpressive in recent months and the U.S. trade deficit with foreign nations is very high. In this environment, any weakening of the U.S. dollar versus other currencies would have a major impact.

All these factors combine to favor the outlook for investments in gold-related stocks.

EVERGREEN
Emerging Markets Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 #

CLASS A SHARES

Net asset value, beginning of period	$ 8.56	$ 9.32	$ 7.90	$ 9.99	$ 8.46	$ 7.90

Income from investment operations

Net investment income (loss)	(0.01)	(0.06)	(0.01)	0.14	0	(0.01)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.46)	(0.70)	1.44	(1.98)	1.53	0.62

Total from investment operations	(0.47)	(0.76)	1.43	(1.84)	1.53	0.61

Distributions to shareholders from

Net investment income	0	0	(0.01)	0	0	(0.05)

Net realized gains	0	0	0	(0.25)	0	0

Total distributions to shareholders	0	0	(0.01)	(0.25)	0	(0.05)

Net asset value, end of period	$ 8.09	$ 8.56	$ 9.32	$ 7.90	$ 9.99	$ 8.46

Total return*	(5.49%)	(8.15%)	18.16%	(18.89%)	18.09%	7.70%

Ratios and supplemental data

Net assets, end of period (thousands)	$6,243	$6,331	$8,390	$6,195	$2,777	$1,645

Ratios to average net assets
Expenses‡	2.35%†	2.18%	2.16%	2.04%	1.75%	1.74%

Net investment income (loss)	(0.37%)†	(0.58%)	(0.09%)	1.54%	(0.02%)	(0.09%)

Portfolio turnover rate	15%	57%	205%	380%	157%	107%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 #

CLASS B SHARES

Net asset value, beginning of period	$ 8.22	$ 9.01	$ 7.69	$ 9.85	$ 8.39	$ 7.85

Income from investment operations

Net investment income (loss)	(0.04)	(0.14)	(0.08)	0.08	(0.08)	(0.08)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.44)	(0.65)	1.41	(1.99)	1.54	0.62

Total from investment operations	(0.48)	(0.79)	1.33	(1.91)	1.46	0.54

Distributions to shareholders from

Net investment income	0	0	(0.01)	0	0	0

Net realized gains	0	0	0	(0.25)	0	0

Total distributions to shareholders	0	0	(0.01)	(0.25)	0	0

Net asset value, end of period	$ 7.74	$ 8.22	$ 9.01	$ 7.69	$ 9.85	$ 8.39

Total return*	(5.84%)	(8.77%)	17.32%	(19.89%)	17.40%	6.90%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,100	$2,379	$3,452	$2,970	$4,020	$2,881

Ratios to average net assets
Expenses‡	3.10%†	2.93%	2.90%	2.78%	2.50%	2.50%

Net investment income (loss)	(1.10%)†	(1.32%)	(0.97%)	0.80%	(0.79%)	(0.87%)

Portfolio turnover rate	15%	57%	205%	380%	157%	107%

*	Excluding applicable sales charges.

‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†	Annualized.

#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Emerging Markets Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 #

CLASS C SHARES

Net asset value, beginning of period	$ 8.23	$ 9.02	$ 7.68	$ 9.85	$ 8.38	$ 7.84

Income from investment operations

Net investment income (loss)	(0.04)	(0.14)	(0.08)	0.05	(0.06)	(0.08)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.44)	(0.65)	1.43	(1.97)	1.53	0.62

Total from investment operations	(0.48)	(0.79)	1.35	(1.92)	1.47	0.54

Distributions to shareholders from

Net investment income	0	0	(0.01)	0	0	0

Net realized gains	0	0	0	(0.25)	0	0

Total distributions to shareholders	0	0	(0.01)	(0.25)	0	0

Net asset value, end of period	$ 7.75	$ 8.23	$ 9.02	$ 7.68	$ 9.85	$ 8.38

Total return*	(5.83%)	(8.76%)	17.60%	(20.00%)	17.50%	6.90%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 723	$ 578	$ 1,024	$ 577	$ 1,282	$ 85

Ratios to average net assets
Expenses‡	3.11%†	2.93%	2.90%	2.78%	2.50%	2.51%

Net investment income (loss)	(1.07%)†	(1.30%)	(0.96%)	0.59%	(0.61%)	(0.91%)

Portfolio turnover rate	15%	57%	205%	380%	157%	107%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 #

CLASS I** SHARES

Net asset value, beginning of period	$ 8.67	$ 9.41	$ 7.96	$ 10.04	$ 8.48	$ 7.92

Income from investment operations

Net investment income (loss)	0	(0.04)	0	0.16	0.03	0.01

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.47)	(0.70)	1.47	(1.98)	1.53	0.62

Total from investment operations	(0.47)	(0.74)	1.47	(1.82)	1.56	0.63

Distributions to shareholders from

Net investment income	0	0	(0.02)	(0.01)	0	(0.07)

Net realized gains	0	0	0	(0.25)	0	0

Total distributions to shareholders	0	0	(0.02)	(0.26)	0	(0.07)

Net asset value, end of period	$ 8.20	$ 8.67	$ 9.41	$ 7.96	$ 10.04	$ 8.48

Total return	(5.42%)	(7.86%)	18.57%	(18.63%)	18.40%	7.90%

Ratios and supplemental data

Net assets, end of period (thousands)	$42,821	$47,992	$52,372	$48,953	$61,142	$28,959

Ratios to average net assets
Expenses‡	2.10%†	1.94%	1.91%	1.78%	1.50%	1.50%

Net investment income (loss)	(0.10%)†	(0.36%)	0.04%	1.71%	0.25%	0.11%

Portfolio turnover rate	15%	57%	205%	380%	157%	107%

*	Excluding applicable sales charges.

**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†	Annualized.

#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Global Leaders Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 (a) #

CLASS A SHARES

Net asset value, beginning of period	$ 19.09	$ 18.35	$ 14.95	$ 13.67	$ 11.91	$ 11.29

Income from investment operations

Net investment income (loss)	(0.05)	(0.03)	(0.06)	(0.04)	(0.01)	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(2.10)	1.09	3.46	1.38	1.78	0.62

Total from investment operations	(2.15)	1.06	3.40	1.34	1.77	0.62

Distributions to shareholders from

Net realized gains	(0.82)	(0.32)	0	(0.06)	(0.01)	0

Net asset value, end of period	$ 16.12	$ 19.09	$ 18.35	$ 14.95	$ 13.67	$ 11.91

Total return*	(11.52%)	5.82%	22.74%	9.82%	14.88%	5.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$112,260	$134,930	$185,806	$142,622	$38,604	$12,975

Ratios to average net assets
Expenses‡	1.69%†	1.69%	1.79%	1.85%	1.91%	1.75%†

Net investment income (loss)	(0.55%)†	(0.16%)	(0.37%)	(0.25%)	(0.05%)	0.10%†

Portfolio turnover rate	12%	32%	33%	16%	29%	20%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 (a) #

CLASS B SHARES

Net asset value, beginning of period	$ 18.49	$ 17.92	$ 14.70	$ 13.52	$ 11.87	$ 11.29

Income from investment operations

Net investment loss	(0.11)	(0.19)	(0.19)	(0.16)	(0.11)	(0.02)

Net realized and unrealized gains on securities and foreign currency related transactions	(2.02)	1.08	3.41	1.40	1.77	0.60

Total from investment operations	(2.13)	0.89	3.22	1.24	1.66	0.58

Distributions to shareholders from

Net realized gains	(0.82)	(0.32)	0	(0.06)	(0.01)	0

Net asset value, end of period	$ 15.54	$ 18.49	$ 17.92	$ 14.70	$ 13.52	$ 11.87

Total return*	(11.80%)	5.00%	21.90%	9.19%	14.01%	5.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$186,843	$224,523	$207,433	$166,556	$134,375	$41,948

Ratios to average net assets
Expenses‡	2.45%†	2.43%	2.58%	2.61%	2.66%	2.50%†

Net investment loss	(1.30%)†	(0.93%)	(1.16%)	(1.09%)	(0.83%)	(0.68%)†

Portfolio turnover rate	12%	32%	33%	16%	29%	20%

(a)	For the period from June 3, 1996 (commencement of class operations) to October 31, 1996.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Global Leaders Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 (a) #

CLASS C SHARES

Net asset value, beginning of period	$18.46	$17.89	$14.67	$13.51	$11.86	$11.29

Income from investment operations

Net investment loss	(0.10)	(0.18)	(0.19)	(0.16)	(0.11)	(0.02)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(2.03)	1.07	3.41	1.38	1.77	0.59

Total from investment operations	(2.13)	0.89	3.22	1.22	1.66	0.57

Distributions to shareholders from

Net realized gains	(0.82)	(0.32)	0	(0.06)	(0.01)	0

Net asset value, end of period	$15.51	$18.46	$17.89	$14.67	$13.51	$11.86

Total return*	(11.82%)	5.01%	21.95%	9.05%	14.02%	5.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$5,928	$6,062	$4,486	$3,875	$2,386	$ 554

Ratios to average net assets
Expenses‡	2.45%†	2.43%	2.57%	2.61%	2.65%	2.50%†

Net investment loss	(1.29%)†	(0.91%)	(1.15%)	(1.06%)	(0.80%)	(0.67%)†

Portfolio turnover rate	12%	32%	33%	16%	29%	20%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996 #

CLASS I** SHARES

Net asset value, beginning of period	$ 19.33	$ 18.54	$ 15.05	$ 13.71	$ 11.91	$ 10.00

Income from investment operations

Net investment income (loss)	(0.03)	0.01	(0.03)	(0.01)	0.03	0.07

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(2.12)	1.10	3.52	1.41	1.78	1.88

Total from investment operations	(2.15)	1.11	3.49	1.40	1.81	1.95

Distributions to shareholders from

Net realized gains	(0.82)	(0.32)	0	(0.06)	(0.01)	0

Net asset value, end of period	$ 16.36	$ 19.33	$ 18.54	$ 15.05	$ 13.71	$ 11.91

Total return	(11.38%)	6.03%	23.19%	10.23%	15.22%	19.60%

Ratios and supplemental data

Net assets, end of period (thousands)	$27,653	$42,018	$47,043	$41,873	$35,461	$18,607

Ratios to average net assets
Expenses‡	1.44%†	1.43%	1.57%	1.61%	1.64%	1.47%

Net investment income (loss)	(0.32%)†	0.07%	(0.16%)	(0.09%)	0.23%	0.62%

Portfolio turnover rate	12%	32%	33%	16%	29%	20%

(a)	For the period from June 3, 1996 (commencement of class operations) to October 31, 1996.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Global Opportunities Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,				Year Ended September 30,
		2000 #	1999 #	1998 #	1997 (a) #	1997 #	1996

CLASS A SHARES

Net asset value, beginning of period	$ 27.82	$ 26.08	$ 19.26	$ 23.53	$ 24.90	$ 24.56	$ 23.43

Income from investment operations

Net investment income (loss)	(0.01)	(0.25)	(0.18)	(0.12)	0.02	(0.17)	(0.06)

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(3.19)	6.89	8.22	(2.62)	(1.39)	1.76	1.19

Total from investment operations	(3.20)	6.64	8.04	(2.74)	(1.37)	1.59	1.13

Distributions to shareholders from

Net realized gains	(7.00)	(4.90)	(1.22)	(1.53)	0	(1.25)	0

Net asset value, end of period	$ 17.62	$ 27.82	$ 26.08	$ 19.26	$ 23.53	$ 24.90	$ 24.56

Total return*	(13.53%)	27.91%	44.04%	(12.42%)	(5.50%)	6.95%	4.82%

Ratios and supplemental data

Net assets, end of period (thousands)	$68,496	$68,513	$53,533	$58,944	$98,031	$113,477	$250,427

Ratios to average net assets
Expenses‡	1.76%†	1.68%	1.77%	1.81%	1.87%†	1.67%	1.62%

Net investment income (loss)	(0.86%)†	(0.82%)	(0.81%)	(0.54%)	(1.40%)†	(0.69%)	(0.53%)

Portfolio turnover rate	123%	218%	136%	127%	7%	72%	67%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 30,				Year Ended September 30,
		2000 #	1999 #	1998 #	1997 (a) #	1997 #	1996

CLASS B SHARES

Net asset value, beginning of period	$ 25.79	$ 24.65	$ 18.39	$ 22.69	$ 24.03	$ 23.92	$ 23.00

Income from investment operations

Net investment loss	(0.02)	(0.45)	(0.32)	(0.28)	(0.06)	(0.32)	(0.21)

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(2.97)	6.49	7.80	(2.49)	(1.28)	1.68	1.13

Total from investment operations	(2.99)	6.04	7.48	(2.77)	(1.34)	1.36	0.92

Distributions to shareholders from

Net realized gains	(7.00)	(4.90)	(1.22)	(1.53)	0	(1.25)	0

Net asset value, end of period	$ 15.80	$ 25.79	$ 24.65	$ 18.39	$ 22.69	$ 24.03	$ 23.92

Total return*	(13.85%)	26.94%	43.02%	(13.06%)	(5.58%)	6.14%	4.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$99,903	$143,909	$111,267	$122,147	$216,471	$238,936	$385,839

Ratios to average net assets
Expenses‡	2.50%†	2.43%	2.53%	2.55%	2.62%†	2.46%	2.40%

Net investment loss	(1.62%)†	(1.58%)	(1.57%)	(1.30%)	(2.15%)†	(1.45%)	(1.37%)

Portfolio turnover rate	123%	218%	136%	127%	7%	72%	67%

(a)	For the one month ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Global Opportunities Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,				Year Ended September 30,
		2000 #	1999 #	1998 #	1997 (a)	1997 #	1996

CLASS C SHARES

Net asset value, beginning of period	$ 25.86	$ 24.70	$ 18.43	$ 22.73	$ 24.07	$ 23.97	$ 23.04

Income from investment operations

Net investment loss	(0.02)	(0.45)	(0.32)	(0.28)	(0.07)	(0.33)	(0.24)

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(2.98)	6.51	7.81	(2.49)	(1.27)	1.68	1.17

Total from investment operations	(3.00)	6.06	7.49	(2.77)	(1.34)	1.35	0.93

Distributions to shareholders from

Net realized gains	(7.00)	(4.90)	(1.22)	(1.53)	0	(1.25)	0

Net asset value, end of period	$ 15.86	$ 25.86	$ 24.70	$ 18.43	$ 22.73	$ 24.07	$ 23.97

Total return*	(13.86%)	26.97%	42.98%	(13.03%)	(5.57%)	6.08%	4.04%

Ratios and supplemental data

Net assets, end of period (thousands)	$22,798	$29,427	$19,963	$23,043	$43,869	$49,524	$124,549

Ratios to average net assets
Expenses‡	2.50%†	2.43%	2.53%	2.56%	2.62%†	2.45%	2.40%

Net investment loss	(1.61%)†	(1.57%)	(1.57%)	(1.31%)	(2.15%)†	(1.48%)	(1.38%)

Portfolio turnover rate	123%	218%	136%	127%	7%	72%	67%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,				Year Ended September 30,
		2000 #	1999 #	1998 #	1997 (a)	1997 (b)

CLASS I** SHARES

Net asset value, beginning of period	$ 28.03	$26.19	$19.58	$ 23.90	$25.24	$23.05

Income from investment operations

Net investment income (loss)	(0.01)	(0.15)	(0.20)	0.09	0	(0.28)

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(3.20)	6.89	8.03	(2.88)	(1.34)	2.47

Total from investment operations	(3.21)	6.74	7.83	(2.79)	(1.34)	2.19

Distributions to shareholders from

Net realized gains	(7.00)	(4.90)	(1.22)	(1.53)	0	0

Net asset value, end of period	$ 17.82	$28.03	$26.19	$ 19.58	$23.90	$25.24

Total return	(13.44%)	28.22%	42.20%	(12.45%)	(5.31%)	9.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 704	$ 782	$ 231	$ 31	$ 0	$ 0

Ratios to average net assets
Expenses‡	1.50%†	1.42%	1.72%	1.49%	1.62%†	1.42%†

Net investment income (loss)	(0.60%)†	(0.48%)	(0.49%)	0.17%	(1.62%)†	(1.22%)†

Portfolio turnover rate	123%	218%	136%	127%	7%	72%

(a)	For the one month ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.
(b)	For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
International Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 (a) #

CLASS A SHARES

Net asset value, beginning of period	$ 8.61	$ 8.72	$ 7.47	$6.88

Income from investment operations

Net investment income	0	0.07	0.06	0.10

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(0.48)	0.34	1.19	0.49

Total from investment operations	(0.48)	0.41	1.25	0.59

Distributions to shareholders from

Net investment income	(0.02)	(0.11)	0	0

Net realized gains	(0.67)	(0.41)	0	0

Total distributions to shareholders	(0.69)	(0.52)	0	0

Net asset value, end of period	$ 7.44	$ 8.61	$ 8.72	$7.47

Total return*	(5.93%)	4.66%	16.73%	8.58%

Ratios and supplemental data

Net assets, end of period (millions)	$ 124	$ 132	$ 128	$129

Ratios to average net assets
Expenses‡	1.17%†	1.15%	1.22%	1.53%†

Net investment income	0.74%†	0.72%	0.77%	1.08%†

Portfolio turnover rate	66%	145%	131%	155%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997 #	1996

CLASS B SHARES

Net asset value, beginning of period	$ 8.49	$ 8.62	$ 7.43	$ 8.65	$ 7.69	$ 7.11

Income from investment operations

Net investment Income (loss)	0	(0.01)	0	(0.02)	(0.05)	(0.02)

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(0.51)	0.35	1.19	0.67	1.27	0.75

Total from investment operations	(0.51)	0.34	1.19	0.65	1.22	0.73

Distributions to shareholders from

Net investment income	(0.01)	(0.06)	0	(0.33)	(0.10)	(0.10)

Net realized gains	(0.67)	(0.41)	0	(1.54)	(0.16)	(0.05)

Total distributions to shareholders	(0.68)	(0.47)	0	(1.87)	(0.26)	(0.15)

Net asset value, end of period	$ 7.30	$ 8.49	$ 8.62	$ 7.43	$ 8.65	$ 7.69

Total return*	(6.33%)	3.86%	16.02%	9.35%	15.69%	10.47%

Ratios and supplemental data

Net assets, end of period (millions)	$ 40	$ 50	$ 64	$ 75	$ 152	$ 148

Ratios to average net assets
Expenses‡	1.92%†	1.90%	1.97%	2.30%	2.39%	2.43%

Net investment income (loss)	(0.05%)†	(0.11%)	0.01%	(0.13%)	(0.49%)	(0.21%)

Portfolio turnover rate	66%	145%	131%	155%	101%	52%

(a)	For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
International Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 (a) #

CLASS C SHARES

Net asset value, beginning of period	$ 8.50	$ 8.62	$ 7.43	$ 7.64

Income from investment operations

Net investment income (loss)	0	(0.01)	0	0.03

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.52)	0.36	1.19	(0.24)

Total from investment operations	(0.52)	0.35	1.19	(0.21)

Distributions to shareholders from

Net investment income	(0.01)	(0.06)	0	0

Net realized gains	(0.67)	(0.41)	0	0

Total distributions to shareholders	(0.68)	(0.47)	0	0

Net asset value, end of period	$ 7.30	$ 8.50	$ 8.62	$ 7.43

Total return*	(6.45%)	3.99%	16.02%	(2.75%)

Ratios and supplemental data

Net assets, end of period (millions)	$ 4	$ 3	$ 2	$ 3

Ratios to average net assets
Expenses‡	1.93%†	1.91%	1.97%	2.19%†

Net investment income (loss)	0.10%†	(0.10%)	(0.02%)	0.44%†

Portfolio turnover rate	66%	145%	131%	155%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 (b) #

CLASS I** SHARES

Net asset value, beginning of period	$ 8.62	$ 8.73	$ 7.45	$ 7.73

Income from investment operations

Net investment income	0.01	0.09	0.08	0.07

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.49)	0.35	1.20	(0.35)

Total from investment operations	(0.48)	0.44	1.28	(0.28)

Distributions to shareholders from

Net investment income	(0.02)	(0.14)	0	0

Net realized gains	(0.67)	(0.41)	0	0

Total distributions to shareholders	(0.69)	(0.55)	0	0

Net asset value, end of period	$ 7.45	$ 8.62	$ 8.73	$ 7.45

Total return	(5.90%)	4.93%	17.18%	(3.62%)

Ratios and supplemental data

Net assets, end of period (millions)	$ 548	$ 567	$ 506	$ 428

Ratios to average net assets
Expenses‡	0.92%†	0.90%	0.97%	1.18%†

Net investment income	1.00%†	0.97%	1.02%	1.13%†

Portfolio turnover rate	66%	145%	131%	155%

(a)	For the period from March 6, 1998 (commencement of class operations) to October 31, 1998.
(b)	For the period from March 9, 1998 (commencement of class operations) to October 31, 1998.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Latin America Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997	1996

CLASS A SHARES

Net asset value, beginning of period	$10.46	$ 8.38	$ 7.56	$13.15	$ 11.13	$ 9.86

Income from investment operations

Net investment income (loss)	0.06	(0.01)	0.08	0.14	0.02	0.39

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.39)	2.09	0.74	(2.87)	2.10	1.24

Total from investment operations	(0.33)	2.08	0.82	(2.73)	2.12	1.63

Distributions to shareholders from

Net investment income	0	0	0	0	(0.10)	(0.36)

Net realized gains	0	0	0	(2.86)	0	0

Total distributions to shareholders	0	0	0	(2.86)	(0.10)	(0.36)

Net asset value, end of period	$10.13	$10.46	$ 8.38	$ 7.56	$ 13.15	$ 11.13

Total return*	(3.15%)	24.82%	10.85%	(27.18%)	19.18%	16.74%

Ratios and supplemental data

Net assets, end of period (thousands)	$8,988	$4,717	$4,853	$6,483	$13,621	$11,021

Ratios to average net assets
Expenses‡	1.71%†	1.85%	1.95%	1.86%	1.69%	1.83%

Net investment income (loss)	1.27%†	(0.11%)	1.05%	1.33%	0.20%	3.05%

Portfolio turnover rate	19%	40%	238%	197%	105%	112%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997	1996

CLASS B SHARES

Net asset value, beginning of period	$ 10.00	$ 8.07	$ 7.34	$ 12.91	$ 10.98	$ 9.76

Income from investment operations

Net investment income (loss)	0.03	(0.07)	0.01	0.06	(0.08)	0.23

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.38)	2.00	0.72	(2.77)	2.09	1.30

Total from investment operations	(0.35)	1.93	0.73	(2.71)	2.01	1.53

Distributions to shareholders from

Net investment income	0	0	0	0	(0.08)	(0.31)

Net realized gains	0	0	0	(2.86)	0	0

Total distributions to shareholders	0	0	0	(2.86)	(0.08)	(0.31)

Net asset value, end of period	$ 9.65	$ 10.00	$ 8.07	$ 7.34	$ 12.91	$ 10.98

Total return*	(3.50%)	23.92%	9.95%	(27.60%)	18.40%	15.82%

Ratios and supplemental data

Net assets, end of period (thousands)	$10,223	$17,796	$20,752	$32,046	$75,271	$79,026

Ratios to average net assets
Expenses‡	2.51%†	2.60%	2.68%	2.61%	2.50%	2.59%

Net investment income (loss)	0.61%†	(0.69%)	0.16%	0.60%	(0.51%)	2.30%

Portfolio turnover rate	19%	40%	238%	197%	105%	112%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Latin America Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 #	1997	1996

CLASS C SHARES

Net asset value, beginning of period	$ 9.99	$ 8.06	$ 7.32	$ 12.92	$ 10.99	$ 9.77

Income from investment operations

Net investment income (loss)	0.03	(0.07)	0.01	0.05	(0.07)	0.23

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.39)	2.00	0.73	(2.79)	2.08	1.30

Total from investment operations	(0.36)	1.93	0.74	(2.74)	2.01	1.53

Distributions to shareholders from

Net investment income	0	0	0	0	(0.08)	(0.31)

Net realized gains	0	0	0	(2.86)	0	0

Total distributions to shareholders	0	0	0	(2.86)	(0.08)	(0.31)

Net asset value, end of period	$ 9.63	$ 9.99	$ 8.06	$ 7.32	$ 12.92	$10.99

Total return*	(3.60%)	23.95%	10.11%	(27.86%)	18.38%	15.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$3,136	$3,522	$3,717	$ 4,725	$10,961	$8,791

Ratios to average net assets
Expenses‡	2.49%†	2.60%	2.65%	2.61%	2.47%	2.59%

Net investment income (loss)	0.58%†	(0.70%)	0.11%	0.54%	(0.52%)	2.26%

Portfolio turnover rate	19%	40%	238%	197%	105%	112%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 (a) #

CLASS I** SHARES

Net asset value, beginning of period	$10.54	$ 8.42	$ 7.58	$ 10.94

Income from investment operations

Net investment income	0.08	0.02	0.06	0.07

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.40)	2.10	0.78	(3.43)

Total from investment operations	(0.32)	2.12	0.84	(3.36)

Net asset value, end of period	$10.22	$10.54	$ 8.42	$ 7.58

Total return	(3.04%)	25.18%	11.08%	(30.71%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 289	$ 377	$ 270	$ 28

Ratios to average net assets
Expenses‡	1.50%†	1.60%	1.58%	1.49%†

Net investment income	1.62%†	0.20%	0.71%	1.33%†

Portfolio turnover rate	19%	40%	238%	197%

(a)	For the period from March 30, 1998 (commencement of class operations) to October 31, 1998.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Perpetual Global Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,		Year Ended September 30,
		2000 #	1999 (a) (b)	1999 #	1998	1997	1996

CLASS A SHARES

Net asset value, beginning of period	$ 20.37	$ 23.86	$ 23.09	$ 18.92	$ 20.94	$ 17.86	$ 15.88

Income from investment operations

Net investment income (loss)	(0.06)	(0.13)	(0.03)	0.02	(0.03)	0.04	(0.04)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.28)	(0.01)	0.80	5.74	(0.97)	3.67	2.82

Total from investment operations	(1.34)	(0.14)	0.77	5.76	(1.00)	3.71	2.78

Distributions to shareholders from

Net realized gains	(1.45)	(3.35)	0	(1.59)	(1.02)	(0.63)	(0.80)

Net asset value, end of period	$ 17.58	$ 20.37	$ 23.86	$ 23.09	$ 18.92	$ 20.94	$ 17.86

Total return*	(6.74%)	(1.28%)	3.33%	32.49%	(4.97%)	21.59%	18.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$55,410	$75,096	$86,341	$88,743	$59,012	$46,556	$13,098

Ratios to average net assets
Expenses‡	1.97%†	1.93%	2.16%†	1.84%	1.75%	1.89%	1.95%

Net investment income (loss)	(0.63%)†	(0.57%)	(1.49%)†	0.11%	(0.01%)	0.07%	(0.21%)

Portfolio turnover rate	88%	181%	13%	144%	162%	128%	130%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 (c)

CLASS B SHARES

Net asset value, beginning of period	$20.21	$23.87	$22.91

Income from investment operations

Net investment income (loss)	(0.12)	(0.26)	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.27)	(0.05)	0.96

Total from investment operations	(1.39)	(0.31)	0.96

Distributions to shareholders from

Net realized gains	(1.45)	(3.35)	0

Net asset value, end of period	$17.37	$20.21	$23.87

Total return*	(7.07%)	(2.09%)	4.19%

Ratios and supplemental data

Net assets, end of period (thousands)	$3,503	$3,766	$1,048

Ratios to average net assets
Expenses‡	2.73%†	2.68%	2.91%†

Net investment loss	(1.36%)†	(1.18%)	(2.24%)†

Portfolio turnover rate	88%	181%	13%

(a)	For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b)
Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y) shares, respectively, of the Evergreen Perpetual Global Fund. Class B shares of Mentor Perpetual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.

(c)	For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Perpetual Global Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,		Year Ended September 30,
		2000 #	1999 (a) (b)	1999 #	1998	1997	1996

CLASS C SHARES

Net asset value, beginning of period	$ 19.09	$ 22.71	$ 21.99	$ 18.21	$ 20.32	$ 17.46	$ 15.67

Income from investment operations

Net investment loss	(0.12)	(0.28)	(0.03)	(0.21)	(0.12)	(0.02)	(0.05)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.20)	0.01	0.75	5.58	(0.97)	3.51	2.64

Total from investment operations	(1.32)	(0.27)	0.72	5.37	(1.09)	3.49	2.59

Distributions to shareholders from

Net realized gains	(1.45)	(3.35)	0	(1.59)	(1.02)	(0.63)	(0.80)

Net asset value, end of period	$ 16.32	$ 19.09	$ 22.71	$ 21.99	$ 18.21	$ 20.32	$ 17.46

Total return*	(7.12%)	(2.01%)	3.27%	31.54%	(5.65%)	20.74%	17.39%

Ratios and supplemental data

Net assets, end of period (thousands)	$91,729	$122,173	$133,075	$128,192	$99,277	$89,030	$42,131

Ratios to average net assets
Expenses‡	2.72%†	2.68%	2.91%†	2.58%	2.50%	2.64%	2.70%

Net investment loss	(1.38%)†	(1.30%)	(2.24%)†	(0.67%)	(0.77%)	(0.68%)	(0.91%)

Portfolio turnover rate	88%	181%	13%	144%	162%	128%	130%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,		Year Ended September 30,
		2000 #	1999 (a) (b)	1999 #	1998 (c)

CLASS I** SHARES

Net asset value, beginning of period	$20.55	$23.99	$23.21	$18.96	$18.81

Income from investment operations

Net investment income (loss)	(0.03)	(0.32)	(0.02)	0.09	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.29)	0.23	0.80	5.75	0.30

Total from investment operations	(1.32)	(0.09)	0.78	5.84	0.30

Distributions to shareholders from

Net realized gains	(1.45)	(3.35)	0	(1.59)	(0.15)

Net asset value, end of period	$17.78	$20.55	$23.99	$23.21	$18.96

Total return	(6.58%)	(1.03%)	3.36%	32.87%	1.60%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 22	$ 24	$ 1	$ 1	$ 1

Ratios to average net assets
Expenses‡	1.73%†	1.66%	1.83%†	1.52%	1.50%†

Net investment income (loss)	(0.36%)†	(0.49%)	(0.87%)†	0.40%	(0.02%)†

Portfolio turnover rate	88%	181%	13%	144%	162%

(a)	For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b)
Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y) shares, respectively, of the Evergreen Perpetual Global Fund. Class B shares of Mentor Perpetual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.

(c)	For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Perpetual International Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 (b) (c) #	1998 #	1997 (a)

CLASS A SHARES

Net asset value, beginning of period	$ 16.25	$ 18.41	$ 14.65	$ 13.83	$ 12.53

Income from investment operations

Net investment income (loss)	(0.03)	(0.03)	0.07	0.11	0.01

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.80)	(0.21)	3.69	0.91	1.29

Total from investment operations	(0.83)	(0.24)	3.76	1.02	1.30

Distributions to shareholders from

Net investment income	0	0	0	(0.03)	0

Net realized gains	(0.84)	(1.92)	0	(0.03)	0

Tax return of capital	0	0	0	(0.14)	0

Total distributions to shareholders	(0.84)	(1.92)	0	(0.20)	0

Net asset value, end of period	$ 14.58	$ 16.25	$ 18.41	$ 14.65	$ 13.83

Total return*	(5.22%)	(1.88%)	25.67%	7.43%	10.38%

Ratios and supplemental data

Net assets, end of period (thousands)	$82,795	$103,559	$93,578	$62,782	$33,213

Ratios to average net assets
Expenses‡	1.85%†	1.78%	1.80%	1.35%	1.35%†

Net investment income (loss)	(0.34%)†	(0.14%)	0.42%	0.96%	0.71%†

Portfolio turnover rate	62%	140%	118%	120%	107%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31
		2000 #	1999 (d) #

CLASS B SHARES

Net asset value, beginning of period	$16.25	$18.55	$17.88

Income from investment operations

Net investment loss	(0.08)	(0.13)	(0.01)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.81)	(0.25)	0.68

Total from investment operations	(0.89)	(0.38)	0.67

Distributions to shareholders from

Net realized gains	(0.84)	(1.92)	0

Net asset value, end of period	$14.52	$16.25	$18.55

Total return*	(5.61%)	(2.69%)	3.75%

Ratios and supplemental data

Net assets, end of period (thousands)	$4,806	$5,215	$ 248

Ratios to average net assets
Expenses‡	2.60%†	2.52%	2.56%†

Net investment loss	(1.04%)†	(0.68%)	(0.36%)†

Portfolio turnover rate	62%	140%	118%

(a)	For the period from December 27, 1996 (commencement of class operations) to October 31, 1997.
(b)
Effective October 18, 1999 shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares become owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y) shares, respectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.

(c)
As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Perpetual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value of their shares immediately prior to the conversion of shares.

(d)	For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Perpetual International Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 (b) #	1998 #	1997 (a) #

CLASS C SHARES

Net asset value, beginning of period	$ 15.83	$ 18.11	$ 14.52	$ 13.81	$ 12.53

Income from investment operations

Net investment income (loss)	(0.08)	(0.16)	(0.06)	0.03	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.78)	(0.20)	3.65	0.88	1.28

Total from investment operations	(0.86)	(0.36)	3.59	0.91	1.28

Distributions to shareholders from

Net investment income	0	0	0	(0.03)	0

Net realized gains	(0.84)	(1.92)	0	(0.03)	0

Tax return of capital	0	0	0	(0.14)	0

Total distributions to shareholders	(0.84)	(1.92)	0	(0.20)	0

Net asset value, end of period	$ 14.13	$ 15.83	$ 18.11	$ 14.52	$ 13.81

Total return*	(5.56%)	(2.64%)	24.72%	6.64%	10.22%

Ratios and supplemental data

Net assets, end of period (thousands)	$60,598	$74,884	$60,544	$42,354	$19,371

Ratios to average net assets
Expenses‡	2.60%†	2.53%	2.56%	2.10%	2.10%†

Net investment income (loss)	(1.06%)†	(0.88%)	(0.36%)	0.21%	0.04%†

Portfolio turnover rate	62%	140%	118%	120%	107%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 (b) #	1998 #	1997 #	1996 (c) #

CLASS I** SHARES

Net asset value, beginning of period	$16.44	$18.56	$14.74	$ 13.89	$ 12.12	$12.50

Income from investment operations

Net investment income	0	0	0.10	0.27	0.15	0.04

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.83)	(0.20)	3.72	0.79	1.67	(0.42)

Total from investment operations	(0.83)	(0.20)	3.82	1.06	1.82	(0.38)

Distributions to shareholders from

Net investment income	0	0	0	(0.02)	(0.05)	0

Net realized gains	(0.84)	(1.92)	0	(0.05)	0	0

Tax return of capital	0	0	0	(0.14)	0	0

Total distributions to shareholders	(0.84)	(1.92)	0	(0.21)	(0.05)	0

Net asset value, end of period	$14.77	$16.44	$18.56	$ 14.74	$ 13.89	$12.12

Total return	(5.15%)	(1.62%)	25.92%	7.69%	15.07%	(3.04%)

Ratios and supplemental data

Net assets, end of period (thousands)	$3,239	$3,453	$6,572	$10,979	$16,110	$8,741

Ratios to average net assets
Expenses‡	1.60%†	1.55%	1.55%	1.10%	1.10%	1.10%†

Net investment income (loss)	(0.03%)†	0.01%	0.64%	1.21%	1.20%	0.89%†

Portfolio turnover rate	62%	140%	118%	120%	107%	59%

(a)	For the period from December 27, 1996 (commencement of class operations) to October 31, 1997.
(b)
Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C, and Class I (formerly Class Y) shares, respectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.

(c)	For the period from May 29, 1996 (commencement of class operations) to October 31, 1996.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Precious Metals Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 (a) #

CLASS A SHARES

Net asset value, beginning of period	$ 8.74	$ 11.88	$ 11.64	$ 12.45

Income from investment operations

Net investment income (loss)	0.14	0.02	(0.01)	(0.01)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.49	(3.16)	0.25	(0.80)

Total from investment operations	2.63	(3.14)	0.24	(0.81)

Distributions to shareholders from

Net investment income	(0.04)	0	0	0

Net asset value, end of period	$ 11.33	$ 8.74	$ 11.88	$ 11.64

Total return*	30.09%	(26.43%)	2.06%	(6.51%)

Ratios and supplemental data

Net assets, end of period (thousands)	$54,021	$43,781	$69,387	$83,431

Ratios to average net assets
Expenses‡	2.02%†	2.16%	2.01%	2.01%†

Net investment income (loss)	2.88%	0.16%	(0.07%)	(0.12%)†

Portfolio turnover rate	7%	31%	33%	44%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,				Year Ended February 28,
		2000 #	1999 #	1998 #	1997 (b) #	1997	1996

CLASS B SHARES

Net asset value, beginning of period	$ 8.56	$ 11.72	$ 11.58	$ 15.87	$ 23.94	$ 26.35	$ 19.30

Income from investment operations

Net investment income (loss)	0.09	(0.09)	(0.10)	(0.19)	(0.14)	(0.26)	(0.25)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.44	(3.07)	0.24	(3.29)	(7.93)	(1.16)	7.30

Total from investment operations	2.53	(3.16)	0.14	(3.48)	(8.07)	(1.42)	7.05

Distributions to shareholders from

Net investment income	(0.02)	0	0	0	0	0	0

Net realized gains	0	0	0	(0.81)	0	(0.99)	0

Total distributions to shareholders	(0.02)	0	0	(0.81)	0	(0.99)	0

Net asset value, end of period	$11.07	$ 8.56	$ 11.72	$ 11.58	$ 15.87	$ 23.94	$ 26.65

Total return*	29.61%	(26.96%)	1.21%	(22.60%)	(33.71%)	(5.16%)	36.53%

Ratios and supplemental data

Net assets, end of period (thousands)	$6,512	$ 5,895	$13,781	$25,765	$111,173	$190,108	$217,270

Ratios to average net assets
Expenses‡	2.78%†	2.91%	2.76%	2.72%	2.48%†	2.33%	2.28%

Net investment income (loss)	2.12%	(0.80%)	(0.94%)	(1.52%)	(1.04%)†	(1.08%)	(1.08%)

Portfolio turnover rate	7%	31%	33%	44%	19%	41%	39%

(a)	For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b)	For the eight months ended October 31, 1997. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
#	Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Precious Metals Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31,
		2000 #	1999 #	1998 (a) #

CLASS C SHARES

Net asset value, beginning of period	$ 8.55	$ 11.71	$11.58	$ 13.65

Income from investment operations

Net investment income (loss)	0.12	(0.07)	(0.09)	(0.14)

Net realized and unrealized gains or losses on securities	2.41	(3.09)	0.22	(1.93)

Total from investment operations	2.53	(3.16)	0.13	(2.07)

Distributions to shareholders from

Net investment income	(0.02)	0	0	0

Net asset value, end of period	$11.06	$ 8.55	$11.71	$ 11.58

Total return*	29.64%	(26.99%)	1.12%	(15.16%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 275	$ 261	$ 465	$ 557

Ratios to average net assets
Expenses‡	2.78%	2.92%	2.85%	2.83%†

Net investment income (loss)	2.13%†	(0.65%)	(0.80%)	(1.44%)†

Portfolio turnover rate	7%	31%	33%	44%

	Six Months Ended April 30, 2001 (Unaudited) #	Year Ended October 31, 2000 (b) #

CLASS I** SHARES

Net asset value, beginning of period	$ 8.63	$ 10.42

Income from investment operations

Net investment income	0.23	0.04

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.37	(1.83)

Total from investment operations	2.60	(1.79)

Distributions to shareholders from

Net investment income	(0.04)	0

Net asset value, end of period	$11.19	$ 8.63

Total return	30.19%	(17.18%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 1	$ 1

Ratios to average net assets
Expenses‡	1.70%†	1.79%†

Net investment income	3.20%	0.48%†

Portfolio turnover rate	7%	31%

(a) For the period from January 29, 1998 (commencement of class operations) to October 31, 1998.
(b) For the period from February 29, 2000 (commencement of class operations) to October 31, 2000.
* Excluding applicable sales charges.
** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 91.8%

CONSUMER DISCRETIONARY – 6.6%

Hotels, Restaurants & Leisure – 1.7%
Genting Berhad	Malaysia	94,200	$ 198,316
Indian Hotels Co., Ltd., GDR	India	91,600	595,400
Resorts World Berhad	Malaysia	74,000	101,263

			894,979

Media – 1.3%
Grupo Televisa SA, ADR *	Mexico	11,650	443,050
Star Publications	Malaysia	60,000	138,158
TV Azteca SA de CV, ADR *	Mexico	14,600	110,522

			691,730

Multi-line Retail – 0.8%
New Clicks Holdings, Ltd.	South Africa	126,493	141,773
Shinsegae Department Store	South Korea	4,200	253,531

			395,304

Specialty Retail – 2.2%
New Grupo Elektra	Mexico	374,600	353,564
Siam Makro Public Co., Ltd.	Thailand	95,000	118,620
Wal-Mart de Mexico SA de CV *	Mexico	285,400	674,974

			1,147,158

Textiles & Apparel – 0.6%
Far East Textile, Inc.	Taiwan	473,235	289,207

CONSUMER STAPLES – 5.8%

Beverages – 4.2%
Coca-Cola Femsa SA, ADR	Mexico	25,000	487,500
Embotelladora Andina SA, Ser. A	Chile	12,000	160,200
Fomento Economico Mexicano ADR (“Femsa”), Ser. B	Mexico	13,400	511,880
Grupo Modelo SA de CV, Ser. C	Mexico	89,400	246,188
Panamerican Beverages, Inc.	Mexico	9,600	173,856
Quilmes Industrial Quinsa SA, ADR	Luxembourg	28,200	263,388
South African Brew *	United Kingdom	50,500	346,753

			2,189,765

Food & Drug Retailing – 0.6%
President Chain Store Corp.	Taiwan	100,336	289,812

Household Products – 0.3%
Hindustan Lever	India	40,000	179,994

Personal Products – 0.7%
Pacific Corp.	South Korea	11,000	375,854

ENERGY – 7.4%

Energy Equipment & Services – 0.8%
RAO Unified Energy Systems, ADR	Russia	35,500	389,435

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

ENERGY – continued

Oil & Gas – 6.6%
OAO Lukoil Holdings, ADR	United States	12,500	$ 520,000
Petroleo Brasileiro SA, ADR (“Petrobras”)	Brazil	58,420	1,504,611
PTT Exploration & Production Public Company, Ltd.	Thailand	132,600	303,899
SK Corp., GDR	South Korea	64,443	680,150
Surgutneftegaz Jsc	United States	37,400	426,360

			3,435,020

FINANCIALS – 13.8%

Banks – 11.0%
Amalgamated Bank South Africa	South Africa	66,300	290,217
Banco Itau SA	Brazil	3,890,000	314,613
Bank Hapoalim, Ltd.	Israel	125,500	314,889
Bank Sinopac	Taiwan	567,093	253,459
Chinatrust Commercial Bank	Taiwan	564,873	412,191
Grupo Financiero Banamex AC *	Mexico	300,300	551,307
Grupo Financiero Bancomer SA, Ser. O	Mexico	358,900	287,973
Grupo Financiero Banorte SA de CV, Ser. O	Mexico	179,000	285,124
Kookmin Bank	South Korea	12,000	142,141
Malayan Banking Berhad	Malaysia	125,000	322,368
National Bank of Greece SA, GDR	Greece	11,543	449,603
Nedcor, Ltd.	South Africa	22,633	414,328
Public Bank Berhad	Malaysia	520,000	302,421
Siam Commercial Bank 144A	Thailand	500,000	249,178
Sime Darby Berhad	Malaysia	250,000	251,316
State Bank of India, GDR 144A	India	30,000	292,500
Thailand Farmers Bank Pub. Co., Ltd.	Thailand	800,000	407,448
Uniao de Bancos Brasileiros SA, GDR (“Unibanco”)	Brazil	6,000	144,300

			5,685,376

Diversified Financials – 1.5%
Ayala Corp.	Philippines	1,401,600	193,606
Rembrandt Group, Ltd.	South Africa	68,175	154,519
Samsung Securities Co.	South Korea	15,584	409,420

			757,545

Insurance – 1.3%
Cathay Life Ins. Co., Ltd.	Taiwan	118,104	174,158
Hyundai Fire & Marine Co., Ltd.	South Korea	8,940	50,368
Samsung Fire & Marine Co., Ltd.	South Korea	17,582	472,591

			697,117

HEALTH CARE – 3.3%

Health Care Equipment & Supplies – 0.0%
L.G. Household & Healthcare	South Korea	1,760	24,055

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Pharmaceuticals – 3.3%
China Pharmaceutical	China	1,200,000	$ 132,324
Pliva DD, GDR	Croatia	43,400	499,100
Taro Pharmaceutical Industries, Ltd. *	Israel	12,000	599,520
Teva Pharmaceutical Industries, Ltd., ADR	Israel	8,700	473,715

			1,704,659

INDUSTRIALS – 4.3%

Aerospace & Defense – 0.4%
Elbit Systems, Ltd.	Israel	14,453	214,627

Commercial Services & Supplies – 0.1%
Chinadotcom Corp.	Cayman Island	20,000	55,400

Construction & Engineering – 0.7%
Italian-Thai Development Plc	Thailand	120,000	24,710
Larsen & Toubro Ltd., GDR 144A	India	30,000	307,500

			332,210

Electrical Equipment – 1.4%
Walsin Lihwa Corp.	Taiwan	405,000	164,389
Yageo Corp.	Taiwan	415,350	550,601

			714,990

Industrial Conglomerates – 0.5%
Hanaro Telecom, Inc., ADR	South Korea	20,000	48,000
YTL Corp.	Malaysia	190,000	198,000

			246,000

Trading Companies & Distributors – 0.1%
Elektrim Spolka Akcyjna SA	Poland	9,104	63,182

Transportation Infrastructure – 1.1%
China Shipping Haisheng Co., Ltd.	China	900,000	143,095
Evergreen Marine Corp.	Taiwan	382,000	188,154
Malaysia International Shipping Corp. Berhad	Malaysia	150,000	258,553

			589,802

INFORMATION TECHNOLOGY – 13.8%

Computers & Peripherals – 1.7%
Asustek Computer, Inc. *	Taiwan	73,304	333,200
DSP Group, Inc. *	United States	6,700	145,256
Legend Holdings	Hong Kong	500,000	397,487

			875,943

Electronic Equipment & Instruments – 1.2%
Delta Electronics, Inc.	Thailand	41,910	180,860
Hon Hai Precision Industries Co., Ltd. *	Taiwan	53,300	312,767
Samsung Electro Mechanics Co., Ltd.	South Korea	3,300	104,362

			597,989

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

IT Consulting & Services – 0.2%
Dimension Data Holdings Plc	United Kingdom	24,575	$ 116,362

Semiconductor Equipment & Products – 10.6%
Advanced Semiconductor Engineering, Inc.	Taiwan	123,610	96,212
Hyundai Electronics Industries	South Korea	64,082	164,706
Macronix International	Taiwan	160,000	245,667
Macronix International Co., Ltd	United States	13,000	204,750
Samsung Electronics	South Korea	11,503	2,000,142
Siliconware Precision Industries *	Taiwan	328,020	255,315
Sunplus Technology	Taiwan	23,000	113,287
Taiwan Semiconductor Manufacturing Co., Ltd. *	Taiwan	509,340	1,409,241
United Microelectronics Corp.	Taiwan	645,201	1,029,889

			5,519,209

Software – 0.1%
Tata Infotech	India	29,800	68,718

MATERIALS – 7.2%

Chemicals – 1.0%
L.G. Chemical, Ltd.	South Korea	9,240	94,014
Reliance Industries, Ltd., GDR 144A *	India	28,500	451,725

			545,739

Construction Materials – 0.5%
Cemex SA de CV, ADR, Ser. B	Mexico	10,335	239,462

Metals & Mining – 5.4%
Anglo-American Platinum Corp., Ltd.	South Africa	16,405	735,467
Anglo-American Plc	South Africa	4,065	257,872
AngloGold, Ltd., ADR	South Africa	15,300	276,930
Companhia Vale do Rio Doce, ADR	Brazil	26,600	621,426
Remgro, Ltd.	South Africa	68,175	438,935
Yanzhou Coal Mining Co., Ltd.	China	1,100,000	451,340

			2,781,970

Paper & Forest Products – 0.3%
Sappi, Ltd.	South Africa	19,727	180,073

TELECOMMUNICATION SERVICES – 24.9%

Diversified Telecommunication Services – 14.3%
Bezeq Israeli Telecommunication Corp., Ltd.	Israel	174,381	246,825
Brasil Telecom Participacoes SA, ADR	Brazil	4,100	176,054
Companhia de Telecom de Chile SA, ADR	Chile	15,900	227,052
Embratel Participacoes SA, ADR *	Brazil	36,400	330,148
Hellenic Telecommunications Organization SA, GDR	Greece	46,485	692,896
Korea Telecom Corp.	South Korea	15,900	439,317
Mahanagar Telephone Nigam, GDR	India	66,000	412,500
Mahanagar Telephone Nigam, Ltd.	United States	19,700	265,950
EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

TELECOMMUNICATION SERVICES – continued

Diversified Telecommunication Services – continued
Mahanagar Telephone Nigam, Ltd., GDR 144A	India	118,463	$ 785,410
Matav, ADR *	Hungary	15,981	266,883
Philippine Long Distance Telephone Co., ADR	Philippines	17,000	226,100
SPT Telecom AS *	Czech Republic	16,100	152,515
Tele Norte Leste Participacoes SA, ADR	Brazil	56,734	991,710
Telecom Asia Corp.	Thailand	328,000	140,110
Telecomasia Corp. Pub. Co., Ltd.	Thailand	103,579	2,976
Telefonos de Mexico SA de CV (“Telmex”)	Mexico	35,814	1,239,164
Telekom Malaysia Berhad	Malaysia	225,000	532,895
Telekomunikacja Polaska SA	Poland	55,800	301,355

			7,429,860

Wireless Telecommunications Services – 10.6%
America Movil SA de CV	United States	50,814	934,977
China Mobile Hong Kong, Ltd.	United States	89,000	2,253,480
Egypt Mobile Phone	Egypt	5,900	92,561
Mobile Telesystems ADR	United States	5,600	160,720
SK Telecom Co., Ltd.	South Korea	1,000	171,982
SK Telecom Co., Ltd., ADR	South Korea	83,400	1,755,570
Telesp Celuar Participacoes SA, ADR	Brazil	6,000	100,800

			5,470,090

UTILITIES – 4.7%

Electric Utilities – 3.6%
BSES, Ltd., GDR	India	17,000	212,500
Companhia Brasileira, ADR	Brazil	4,800	136,560
Companhia Paranaense de Energia-Copel, ADR	Brazil	15,600	120,900
Electricity Generating Public Co.	Thailand	105,300	84,771
Korea Electric Power Corp., ADR	South Korea	141,400	1,333,402

			1,888,133

Multi-Utilities – 1.1%
Petroleos de Chile SA	Chile	51,863	204,557
Tenaga Nasional Berhad	Malaysia	139,000	354,816

			559,373

Total Common Stocks (cost $52,067,465)			47,636,142

PREFERRED STOCKS – 6.1%

CONSUMER STAPLES – 1.7%

Beverages – 1.4%
Companhia de Bebidas das Americas, ADR	Brazil	3,000,000	737,491

Food Products – 0.3%
Perdigao SA	Brazil	21,160	154,700

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

PREFERRED STOCKS – continued

FINANCIALS – 0.5%

Banks – 0.5%
Banco Bradesco SA	Brazil	45,248,765	$ 258,653
Bradespar SA	Brazil	36,314,252	15,266

			273,919

INDUSTRIALS – 2.4%

Aerospace & Defense – 2.4%
Embraer Empresa Brasileira de Aeronautica SA, ADR	Brazil	118,850	1,265,887

INFORMATION TECHNOLOGY – 1.0%

Semiconductor Equipment & Products – 1.0%
Samsung Electronic	South Korea	6,600	491,116

UTILITIES – 0.5%

Electric Utilities – 0.5%
Eletrobras SA, Class B *	Brazil	15,500,000	243,991

Total Preferred Stocks (cost $2,081,731)			3,167,104

WARRANTS – 0.0%

INFORMATION TECHNOLOGY – 0.0%

Electronic Equipment & Instruments – 0.0%
Delta Electronics, Inc. (cost $0) *	Thailand	4,191	1,561

Total Investments – (cost $54,149,196) – 97.9%			50,804,807
Other Assets and Liabilities – 2.1%			1,081,868

Net Assets – 100.0%			$51,886,675

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

At April 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

South Korea	$ 9,010,720	17.8%
Brazil	7,117,111	14.1%
Taiwan	6,117,549	12.0%
Mexico	5,604,563	11.0%
United States	4,911,494	9.7%
India	3,306,247	6.5%
South Africa	2,890,114	5.7%
Malaysia	2,658,106	5.2%
Israel	1,849,576	3.6%
Thailand	1,514,132	3.0%
Greece	1,142,499	2.2%
China	726,760	1.4%
Chile	591,809	1.2%
Croatia	499,100	1.0%
United Kingdom	463,115	0.9%
Philippines	419,706	0.8%
Hong Kong	397,487	0.8%
Russia	389,435	0.8%
Poland	364,537	0.7%
Hungary	266,883	0.5%
Luxembourg	263,388	0.5%
Czech Republic	152,515	0.3%
Egypt	92,561	0.2%
Cayman Island	55,400	0.1%

	$50,804,807	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Global Leaders Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 98.7%

CONSUMER DISCRETIONARY – 18.2%

Automobiles – 1.5%
Harley-Davidson, Inc. *	United States	110,000	$ 5,069,900

Hotels, Restaurants & Leisure – 2.7%
Compass Group *	United Kingdom	353,276	2,708,738
Marriott International, Inc., Class A	United States	70,000	3,211,600
Sodexho Alliance	France	62,256	3,065,633

			8,985,971

Household Durables – 0.9%
Black & Decker Corp.	United States	41,200	1,642,232
Industrie Natuzzi SpA, ADR	Italy	125,000	1,498,750

			3,140,982

Leisure Equipment & Products – 1.5%
Nintendo Co., Ltd.	Japan	30,000	4,831,465

Media – 3.2%
McGraw-Hill Companies, Inc.	United States	60,000	3,886,800
Pearson Publishing Plc	United Kingdom	130,000	2,739,266
VNU NV p	Netherlands	100,000	4,156,766

			10,782,832

Multi-line Retail – 1.9%
Publicis Groupe SA	France	30,000	1,011,465
Wal-Mart Stores, Inc.	United States	100,000	5,174,000

			6,185,465

Specialty Retail – 2.5%
Home Depot, Inc.	United States	87,500	4,121,250
TJX Companies, Inc. *	United States	135,000	4,229,550

			8,350,800

Textiles & Apparel – 4.0%
Benetton Group SpA, ADS p	Italy	12,650	379,500
Hermes International	France	22,000	3,162,160
Hugo Boss AG	Germany	38,500	9,735,351

			13,277,011

CONSUMER STAPLES – 9.1%

Beverages – 1.0%
Anheuser Busch Companies, Inc.	United States	80,000	3,199,200

Food & Drug Retailing – 2.9%
Koninklijke Ahold NV	Netherlands	115,000	3,571,181
Seven-Eleven Japan Co., Ltd.	Japan	120,400	5,856,060

			9,427,241

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

CONSUMER STAPLES – continued
Food Products – 1.9%
George Weston, Ltd.	Canada	30,000	$ 1,757,812
Nestle Berhad	Malaysia	81,000	426,316
Numico Koninklijke NV p	Netherlands	106,686	4,220,763

			6,404,891

Household Products – 1.1%
Reckitt Benckiser Plc	United Kingdom	275,000	3,750,951

Personal Products – 2.2%
Avon Products, Inc.	United States	115,100	4,871,032
Colgate-Palmolive Co.	United States	25,000	1,396,250
Kimberly-Clark Corp.	United States	17,500	1,039,500

			7,306,782

ENERGY – 0.9%

Oil & Gas – 0.9%
Woodside Petroleum, Ltd. p	Australia	440,000	2,994,376

FINANCIALS – 22.0%

Banks – 6.9%
Bipop-Carire SpA * p	Italy	630,000	3,191,704
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)	Germany	46,250	3,077,648
Lloyds TSB Group Plc	United Kingdom	362,100	3,763,156
Macquarie Bank, Ltd.	Australia	1,000	15,223
Malayan Banking Berhad	Malaysia	254,000	655,053
National Australia Bank, Ltd. p	Australia	35,000	2,677,500
Royal Bank of Scotland Plc	United Kingdom	200,000	4,631,961
Royal Bank Scot Group *	United Kingdom	325,000	400,987
Wells Fargo & Co.	United States	100,000	4,697,000

			23,110,232

Diversified Financials – 8.1%
American Express Co.	United States	70,000	2,970,800
Charles Schwab Corp. *	United States	69,000	1,366,200
Citigroup, Inc.	United States	164,300	8,075,345
Fannie Mae	United States	85,500	6,862,230
MBNA Corp.	United States	149,775	5,339,479
Morgan Stanley Dean Witter & Co.	United States	35,000	2,197,650

			26,811,704

Insurance – 5.7%
American International Group, Inc. *	United States	55,968	4,578,182
Marschollek Lauten p	Germany	47,500	5,331,264
Marsh & McLennan Co.	United States	37,350	3,602,034
Schweizerische Rueckversicherungs-Gesellschaft p	Switzerland	2,715	5,344,396

			18,855,876

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued
Real Estate – 1.3%
Cheung Kong Holdings, Ltd.	Hong Kong	221,000	$ 2,458,232
Westfield Holdings *	Australia	310,000	1,961,016

			4,419,248

HEALTH CARE – 14.6%

Health Care Equipment & Supplies – 4.1%
Coloplast	Denmark	75,000	3,699,368
Luxottica Group SpA, ADS	Italy	600,000	8,922,000
Qiagen NV * p	United States	37,500	990,000

			13,611,368

Pharmaceuticals – 10.5%
Abbott Laboratories	United States	80,000	3,710,400
Altana AG p	Germany	59,800	7,162,770
Astrazeneca Plc, ADR	United Kingdom	44,500	2,114,640
Bristol-Myers Squibb Co.	United States	50,000	2,800,000
Glaxo Wellcome Plc, ADR	United Kingdom	40,967	2,194,602
GlaxoSmithKline Plc	United Kingdom	8,659	228,782
Merck & Co., Inc.	United States	58,000	4,406,260
Pfizer, Inc.	United States	65,000	2,814,500
Sanofi Synthelabo	France	40,000	2,399,124
Schering-Plough Corp.	United States	100,000	3,854,000
Takeda Chemical Industries, Ltd.	Japan	40,000	1,929,349
UCB SA	Belgium	45,000	1,477,271

			35,091,698

INDUSTRIALS – 12.8%

Aerospace & Defense – 5.2%
Bombardier, Inc., Class B *	Canada	750,000	10,815,430
United Technologies Corp.	United States	82,665	6,454,483

			17,269,913

Construction & Engineering – 1.5%
Societe Technip	France	33,620	5,235,050

Industrial Conglomerates – 5.6%
Eniro AB Seki *	Sweden	125,000	1,511,310
General Electric Co.	United States	207,000	10,045,710
Honeywell International, Inc.	United States	20,000	977,600
Li & Fung, Ltd.	Hong Kong	1,400,000	2,647,775
Smiths Industries Plc	United Kingdom	281,841	3,362,469

			18,544,864

Transportation Infrastructure – 0.5%
Brisa Auto Estrada	Portugal	170,000	1,585,250

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – 12.1%

Communications Equipment – 4.9%
Cisco Systems, Inc. *	United States	207,500	$ 3,523,350
Corning, Inc.	United States	70,000	1,537,900
Datacraft Asia, Ltd. *p	Singapore	510,000	2,601,000
Ericsson LM Telephone Co., Class B, ADR	Sweden	280,000	1,800,400
Nokia Corp., ADR	Finland	125,000	4,273,750
Tellabs, Inc. *	United States	70,000	2,457,700

			16,194,100

Computers & Peripherals – 0.9%
Dell Computer Corp. *	United States	70,000	1,840,300
Sun Microsystems, Inc. *	United States	70,000	1,198,400

			3,038,700

Electronic Equipment & Instruments – 0.7%
Spirent Plc *	United Kingdom	398,750	2,350,098

Semiconductor Equipment & Products – 1.1%
Intel Corp. *	United States	120,000	3,709,200

Software – 4.5%
Microsoft Corp. *	United States	80,000	5,420,000
Oracle Systems Corp. *	United States	227,000	3,668,320
SAP AG	Germany	30,000	4,767,194
SAP AG, ADR p	Germany	31,000	1,249,300

			15,104,814

MATERIALS – 1.5%

Construction Materials – 1.5%
CRH Plc	Ireland	18,271	307,684
CRH Plc – London Exchange	Ireland	273,441	4,609,600

			4,917,284

TELECOMMUNICATION SERVICES – 6.3%

Diversified Telecommunication Services – 3.6%
SBC Communications, Inc.	United States	123,700	5,102,625
Telecom Italia Mobile SpA (“Tim”) p	Italy	297,000	2,042,228
Verizon Communications	United States	90,000	4,956,300

			12,101,153

Wireless Telecommunications Services – 2.7%
NTT Mobile Communication Netwark, Inc.	Japan	225	4,625,096
Vodafone Group Plc, ADR	United Kingdom	142,000	4,299,760

			8,924,856

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

UTILITIES – 1.2%

Electric Utilities – 0.4%
Endesa SA	Spain	2,400	$ 40,437
Endesa SA, ADR	Spain	71,500	1,211,925

			1,252,362

Gas Utilities – 0.8%
Hong Kong & China Gas Co., Ltd.	Hong Kong	2,277,904	2,730,915

Total Common Stocks (cost $246,371,123)			328,566,552

SHORT-TERM INVESTMENTS – 10.0%

MONEY MARKET FUND SHARES – 10.0%
Evergreen Select Money Market Fund ø	United States	1,159,242	1,159,242
Navigator Prime Portfolio pp	United States	32,020,147	32,020,147

Total Short-Term Investments (cost $33,179,389)			33,179,389

Total Investments – (cost $279,550,512) – 108.7%			361,745,941
Other Assets and Liabilities – (8.7%)			(29,062,867)

Net Assets – 100.0%			$332,683,074

At April 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

United States	$180,176,671	49.8%
United Kingdom	32,545,410	9.0%
Germany	31,323,528	8.7%
Japan	17,241,969	4.8%
Italy	16,034,183	4.4%
France	14,873,431	4.1%
Canada	12,573,242	3.5%
Netherlands	11,948,710	3.3%
Hong Kong	7,836,922	2.2%
Australia	7,648,115	2.1%
Switzerland	5,344,396	1.5%
Ireland	4,917,284	1.4%
Finland	4,273,750	1.2%
Denmark	3,699,368	1.0%
Sweden	3,311,710	0.9%
Singapore	2,601,000	0.7%
Portugal	1,585,250	0.4%
Belgium	1,477,271	0.4%
Spain	1,252,362	0.3%
Malaysia	1,081,369	0.3%

	$361,745,941	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Global Opportunities Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 96.5%

CONSUMER DISCRETIONARY – 16.2%

Auto Components – 0.5%
Brembo SpA	Italy	13,600	$ 125,372
First Technology	United Kingdom	30,000	193,118
Superior Industries International, Inc.	United States	17,900	720,475

			1,038,965

Hotels, Restaurants & Leisure – 3.4%
Airtours Plc	United Kingdom	277,273	1,261,313
Anchor Gaming *	United States	34,600	1,885,700
Autogrill SpA	Italy	100,000	1,126,807
First Choice Holidays Plc	United Kingdom	80,000	193,495
WMS Industries, Inc. *	United States	100,700	2,101,609

			6,568,924

Household Durables – 1.2%
Furniture Brands International, Inc. *	United States	38,000	861,460
Otsuka Kagu	Japan	2,100	151,256
Waterford Wedgewood	Ireland	1,216,600	1,273,726

			2,286,442

Internet & Catalog Retail – 0.5%
Polymedica Corp.	United States	34,800	945,168

Leisure Equipment & Products – 0.3%
Infogrames Entertainment SA *	France	12,018	250,473
Zapf Creation	Germany	8,934	289,324

			539,797

Media – 1.6%
Entercom Communications Corp. *	United States	53,100	2,422,422
Mondadori (Arnoldo) Editore	Italy	61,100	585,478

			3,007,900

Multi-line Retail – 0.4%
Debenhams Retail Plc	United Kingdom	117,500	739,569

Specialty Retail – 4.9%
Aldeasa SA	Spain	30,000	598,894
Arcadia Group Plc	United Kingdom	55,000	192,170
Electronics Boutique Plc	United Kingdom	2,231,906	2,586,122
Fielmann AG *	Germany	11,167	411,179
Genesco, Inc.	United States	43,400	1,241,240
Hot Topic, Inc. *	United States	90,100	3,011,142
Moore Corp., Ltd.	Canada	133,363	551,338
Rallye SA	France	10,000	493,754
Vendex International NV	Netherlands	30,000	425,880

			9,511,719

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

CONSUMER DISCRETIONARY – continued

Textiles & Apparel – 3.4%
Columbia Sportswear Co. *	United States	32,900	$ 2,239,503
Marzotto & Figli	Italy	40,000	461,370
Quiksilver, Inc.	United States	55,600	1,510,652
Skechers U.S.A., Inc. *	United States	61,900	2,231,495

			6,443,020

CONSUMER STAPLES – 4.7%

Beverages – 1.1%
Fomento Economico Mexicano ADR (“Femsa”), Ser. B	Mexico	16,500	630,300
Remy Cointreau SA	France	42,998	1,471,063

			2,101,363

Food & Drug Retailing – 1.6%
Fleming Companies, Inc.	United States	59,800	1,764,100
Sobeys, Inc.	Canada	92,603	1,335,388

			3,099,488

Food Products – 1.3%
Lindt & Spruengli, Ltd. *	Switzerland	3,441	1,729,574
Meiji Seika Kaisha	Japan	144,000	786,631

			2,516,205

Personal Products – 0.3%
Clarins	France	8,000	612,912

Tobacco – 0.4%
Austria Tabak	Austria	11,373	738,639

ENERGY – 8.9%

Energy Equipment & Services – 2.2%
Fugro NV	Netherlands	33,700	2,137,873
Grant Pride, Inc.	United States	105,400	2,108,000

			4,245,873

Oil & Gas – 6.7%
Alberta Energy, Ltd.	Canada	13,000	639,421
Anderson Exploration, Ltd. *	Canada	70,300	1,601,888
Canadian Natural Resources, Ltd.	Canada	18,800	585,786
Gulf Canada Resource, Ltd.	Canada	540,177	3,094,764
Nexen, Inc.	Canada	77,059	1,813,596
Pogo Producing Co.	United States	51,900	1,536,759
SK Corp., GDR	South Korea	17,000	179,423
Stone Energy Corp. *	United States	37,951	1,886,165
Triton Energy, Ltd., Class A *	United States	58,000	1,456,380

			12,794,182

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

FINANCIALS – 17.8%

Banks – 1.8%
Anglo Irish Bank Corp. Plc	Ireland	537,776	$ 1,770,196
Beni Stabili SpA	Italy	300,000	151,720
Grupo Financiero Banamex AC *	Mexico	443,187	813,626
Wing Hang Bank, Ltd.	Hong Kong	172,000	679,267

			3,414,809

Diversified Financials – 7.6%
Acom Co., Ltd.	Japan	6,200	495,739
Celestica, Inc. *	Canada	12,000	613,200
Corporate Financial Reunida	Spain	21,900	291,267
DCC Plc	Ireland	140,226	1,256,597
Eaton Vance Corp.	United States	38,900	1,256,470
Embarcadero Tech, Inc.	United States	46,800	1,613,196
Garban Plc	United Kingdom	368,677	2,565,765
IFG Group Plc	Ireland	244,500	650,798
Promise Co.	Japan	17,400	1,422,247
Takefuji Corp.	Japan	57,600	4,512,346

			14,677,625

Insurance – 8.4%
Brown & Brown, Inc.	United States	11,800	500,320
Clarica Life Insurance Co.	Canada	12,000	317,188
Dai Tokyo Fire & Marine Insurance Co.	Japan	1,066,000	3,709,626
Fairfax Financial Holdings, Ltd. *	Canada	8,784	1,044,244
Industrial Alliance Life Insurance Co. *	Canada	99,985	2,323,870
Nippon Fire & Marine Insurance Co.	Japan	2,146,000	8,232,137

			16,127,385

HEALTH CARE – 11.7%

Biotechnology – 2.6%
Cambridge Antibody Technology Group Plc *	United Kingdom	16,965	461,100
Celltech Group Plc, Class F *	United Kingdom	26,793	463,762
Charles River Laboratories International, Inc.	United States	48,386	1,199,973
Ilex Oncology, Inc. *	United States	81,300	1,504,050
Sangstat Medical Corp. *	United States	131,400	1,461,168

			5,090,053

Health Care Equipment & Supplies – 1.2%
Novoste Corp. *	United States	47,200	959,576
TriPath Imaging, Inc. *	United States	230,900	1,269,950

			2,229,526

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Health Care Providers & Services – 4.0%
Apria Healthcare Group, Inc. *	United States	74,300	$ 1,929,571
Cochlear, Ltd.	Australia	149,373	2,924,047
Davita, Inc. *	United States	109,700	1,930,720
Sonic Healthcare, Ltd.	Australia	210,934	878,081

			7,662,419

Pharmaceuticals – 3.9%
Banyu Pharmaceutical Co., Ltd.	Japan	73,000	1,344,030
Cell Therapeutics, Inc. *	United States	55,100	1,374,745
Chugai Pharmaceutical Co., Ltd.	Japan	85,000	1,262,291
Merck KGaA	Germany	46,000	1,608,052
Pliva DD, GDR	Croatia	28,000	322,000
Santen Pharmaceuticals Co.	Japan	93,000	1,576,781

			7,487,899

INDUSTRIALS – 10.8%

Aerospace & Defense – 0.6%
Embraer Empresa Brasileira de Aeronautica SA, ADR	Brazil	26,600	1,191,946

Airlines – 0.2%
Easy Jet	United Kingdom	80,000	456,616

Building Products – 0.3%
Steel Dynamics, Inc.	United States	36,200	519,108

Commercial Services & Supplies – 4.0%
Administaff, Inc.	United States	76,600	1,846,826
Apollo Group, Inc.	United States	9,900	300,960
Ase Test, Ltd.	United States	12,000	166,800
Insight Communications, Inc., Class A *	United States	85,400	2,369,850
Parity Group	United Kingdom	489,021	769,499
Penauille Polyservices	France	15,600	862,301
Transiciel SA *	France	28,058	1,394,090

			7,710,326

Construction & Engineering – 1.0%
Boskalis Westminster NV	Netherlands	20,000	590,021
Fomento Const Y Contra	Spain	15,000	326,064
Grupo Ferrovial SA	Spain	15,000	234,234
Laing John Plc	United Kingdom	90,498	681,594

			1,831,913

Electrical Equipment – 0.2%
Makita Corp.	Japan	65,000	417,149

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Industrial Conglomerates – 1.1%
Billabong International *	Australia	491,318	$ 1,283,307
Kidde Plc	United Kingdom	187,727	174,553
Li & Fung, Ltd.	Hong Kong	300,000	567,380

			2,025,240

Machinery – 2.6%
Ashtead Group Plc	United Kingdom	340,158	520,901
Babcock Borsig AG	Germany	4,500	170,884
Flowserve Corp.	United States	49,300	1,395,190
Maverick Tube Corp.	United States	45,100	1,100,440
Neg Micon AS	Denmark	20,000	812,970
Swisslog Holding	Switzerland	1,309	350,858
Union Tool Co.	Japan	12,500	698,013

			5,049,256

Transportation Infrastructure – 0.8%
Omi Corp. *	United States	199,100	1,477,322

INFORMATION TECHNOLOGY – 21.2%

Communications Equipment – 2.0%
Amey Plc	United Kingdom	50,000	287,674
Ixia *	United States	88,300	1,501,100
Nuance Communications, Inc. *	United States	159,400	2,041,914

			3,830,688

Computers & Peripherals – 1.3%
Legend Holdings	Hong Kong	650,000	516,733
QLogic Corp. *	United States	21,359	916,087
Read Rite Corp. *	United States	205,400	1,137,916

			2,570,736

Electronic Equipment & Instruments – 1.2%
Hon Hai Precision Industries Co., Ltd. *	Taiwan	23,500	137,899
Kaba Holding AG	Switzerland	2,250	562,873
Newport Corp.	United States	39,900	1,506,624

			2,207,396

Internet Software & Services – 0.3%
iBasis, Inc.	United States	175,300	518,888

IT Consulting & Services – 0.8%
Safeguard Scientifics, Inc.	United States	320,100	1,584,495

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

Semiconductor Equipment & Products – 7.4%
Alpha Industries, Inc. *	United States	142,100	$ 3,491,397
BE Semiconductor Industries	Netherlands	67,295	522,441
C Mac Industries, Inc.	Canada	13,500	437,256
Chartered Semiconductor Manufacturing	United States	8,300	265,517
Elantec Semiconductor, Inc. *	United States	60,100	1,996,522
Genesis Microchip Inc.	United States	129,500	1,671,845
Helix Technology Corp.	United States	48,200	1,494,200
LTX Corp. *	United States	62,200	1,674,424
Taiwan Semiconductor Manufacturing Co., Ltd. *	Taiwan	114,000	315,415
Triquint Semiconductor, Inc.	United States	72,600	2,107,578
United Microelectronics Corp.	Taiwan	154,000	245,819

			14,222,414

Software – 8.2%
Advanced Digital Information Corp.	United States	66,100	1,303,492
Business Objects SA	France	16,466	610,675
Cedar Group	United Kingdom	319,701	1,273,671
Computershare, Ltd.	Australia	600,056	2,161,197
Documentum, Inc. *	United States	39,200	586,824
Eidos Plc *	United Kingdom	500,932	2,092,424
MRO Software Inc.	United States	71,700	1,086,972
Novabase SGPS SA	Portugal	40,000	390,390
Precise Software Solutions, Ltd. *	United States	73,800	1,737,990
Take-Two Interactive Software, Inc.	United States	86,100	1,200,234
THQ, Inc.	United States	48,400	1,843,556
Ubi Soft Entertainment *	France	30,267	1,229,931
United Microelectronics Corp.	United States	20,000	219,800

			15,737,156

MATERIALS – 1.9%

Chemicals – 1.0%
OM Group, Inc.	United States	21,400	1,170,580
Uralita	Spain	135,917	810,381

			1,980,961

Metals & Mining – 0.9%
Titanium Metals Corp.	United States	147,700	1,701,504

TELECOMMUNICATION SERVICES – 2.6%

Diversified Telecommunication Services – 2.2%
EMTS Technologie AG *	Austria	11,045	490,224
Internatio Muller NV	Netherlands	15,000	360,002
Mahanagar Telephone Nigam, GDR	India	95,000	593,750
Mahanagar Telephone Nigam, Ltd.	United States	17,500	236,250
Mpower Communications Corp.	United States	471,900	1,038,180

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

TELECOMMUNICATION SERVICES – continued

Diversified Telecommunication Services – continued
Tandberg Television ASA	Norway	120,000	$ 975,878
Tele1 Europe Holding AB	Sweden	152,294	573,181

			4,267,465

Wireless Telecommunications Services – 0.4%
Carrier 1 International SA	Luxembourg	238,872	700,572

			700,572

UTILITIES – 0.7%

Electric Utilities – 0.7%
Korea Electric Power Corp., ADR	South Korea	40,000	377,200
National Power Plc	United Kingdom	200,000	860,446

			1,237,646

Total Common Stocks (cost $167,503,346)			185,118,679

PREFERRED STOCKS – 0.9%

INDUSTRIALS – 0.9%

Aerospace & Defense – 0.9%
Embraer Empresa Brasileira de Aeronautica SA, ADR (cost $215,653)	Brazil	154,960	1,650,499

WARRANTS – 0.0%

FINANCIALS – 0.0%

Banks – 0.0%
Credit Suisse AG, expires 7/26/2001 (cost $29) *	Switzerland	50,000	1,301

SHORT-TERM INVESTMENTS – 2.4%

MONEY MARKET FUND SHARES – 2.4%
Evergreen Select Money Market Fund (cost $4,675,214) ø	United States	4,675,214	4,675,214

Total Investments – (cost $172,394,242) – 99.8%			191,445,693
Other Assets and Liabilities – 0.2%			454,811

Net Assets – 100.0%			$191,900,504

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

At April 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

United States	$ 91,093,655	47.5%
Japan	24,608,245	12.9%
United Kingdom	15,773,791	8.2%
Canada	14,357,939	7.5%
Australia	7,246,632	3.8%
France	6,925,200	3.6%
Ireland	4,951,317	2.6%
Netherlands	4,036,217	2.1%
Brazil	2,842,445	1.5%
Switzerland	2,644,605	1.4%
Germany	2,479,439	1.3%
Italy	2,450,749	1.3%
Spain	2,260,840	1.2%
Hong Kong	1,763,380	0.9%
Mexico	1,443,926	0.8%
Austria	1,228,863	0.6%
Norway	975,878	0.5%
Denmark	812,969	0.4%
Taiwan	699,133	0.4%
India	593,750	0.3%
Sweden	573,181	0.3%
South Korea	556,623	0.3%
Luxembourg	414,526	0.2%
Portugal	390,390	0.2%
Croatia	322,000	0.2%

	$191,445,693	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
International Growth Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 94.6%

CONSUMER DISCRETIONARY – 7.9%

Auto Components – 0.7%
Autoliv, Inc.	Sweden	240,467	$ 4,806,526

Automobiles – 2.5%
Fiat SpA	Italy	99,659	2,298,984
Peugeot SA	France	25,178	7,190,982
Toyota Motor Corp.	Japan	257,400	8,561,599

			18,051,565

Distributors – 0.2%
Mitsubishi Corp.	Japan	235,000	1,768,705

Household Durables – 1.2%
Electrolux AB	Sweden	298,191	4,928,176
Otsuka Kagu	Japan	6,000	432,161
Sony Corp., ADR	Japan	44,800	3,433,920

			8,794,257

Leisure Equipment & Products – 0.3%
Fuji Photo Film Co.	Japan	44,000	1,773,318

Media – 1.2%
Aegis Group Plc	United Kingdom	458,500	898,562
Edipresse SA	Switzerland	2,457	729,374
Quebecor, Inc., Class B	Canada	199,405	3,206,578
Springer Axel Verl	Germany	19,600	1,425,988
Telegraaf Holdings NV	Netherlands	123,100	2,184,410

			8,444,912

Multi-line Retail – 0.7%
Karstadt AG	Germany	161,000	4,993,940
New Clicks Holdings, Ltd.	South Africa	197,261	221,089

			5,215,029

Specialty Retail – 1.1%
Castorama Dubois Investissement SA	France	29,813	6,374,832
Toys “R” Us Japan *	Japan	11,500	1,228,503

			7,603,335

CONSUMER STAPLES – 10.5%

Beverages – 2.7%
Al-Ahram Beverage Co. SAE, GDR	Egypt	391,216	3,953,159
Chosun Brewery Co.	South Africa	92,720	3,146,989
Diageo Plc	United Kingdom	738,600	7,765,773
Pernod-Ricard SA	France	59,100	4,097,911
Quilmes Industrial Quinsa SA, ADR	Luxembourg	30,000	280,200

			19,244,032

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

CONSUMER STAPLES – continued

Food & Drug Retailing – 0.8%
Sobeys, Inc.	Canada	376,522	$ 5,429,663

Food Products – 3.9%
Groupe Danone	France	20,225	2,628,889
Grupo Industrial Bimbo SA de CV, Ser. A	Mexico	987,200	1,460,544
Lindt & Spruengli, Ltd. *	Switzerland	6,545	3,289,760
Nestle SA	Switzerland	7,885	16,325,861
Souza Cruz CIA SA	Brazil	856,900	4,228,704

			27,933,758

Household Products – 0.4%
Kao Corp.	Japan	119,000	3,023,995

Tobacco – 2.7%
Austria Tabak	Austria	61,112	3,969,023
British America Tobacco Plc	United Kingdom	914,400	7,416,642
Swedish Match Co. AB	Sweden	1,896,929	8,304,612

			19,690,277

ENERGY – 7.3%

Oil & Gas – 7.3%
BP Amoco Plc	United Kingdom	460,300	4,128,540
BP Amoco Plc, ADR	United Kingdom	39,000	2,109,120
Canadian Natural Resources, Ltd.	Canada	22,650	705,748
ENI SpA	Italy	1,775,054	12,158,357
Gulf Canada Resource, Ltd.	Canada	559,512	3,205,537
Nexen, Inc.	Canada	134,947	3,175,999
Petro-Canada	Canada	185,088	5,121,250
Repsol-YPF SA	Spain	305,850	5,671,537
Royal Dutch Petroleum Co.	Netherlands	31,500	1,883,721
Shell Transportation & Trading Co. Plc	United Kingdom	218,467	1,823,538
TotalFinaElf SA, Class B	France	82,761	12,336,190

			52,319,537

FINANCIALS – 32.9%

Banks – 7.1%
Banco Bilbao Vizcaya SA *	Spain	442,780	6,293,562
Banque Nationale de Paris	France	29,661	2,636,936
Barclays Bank Plc	United Kingdom	286,972	9,236,556
DBS Group Holdings, Ltd.	Singapore	508,291	4,438,126
Deutsche Bank AG	Germany	28,225	2,303,922
Mizuho Holdings *	Japan	584	3,596,682
Sumitomo Bank, Ltd.	Japan	635,000	5,930,401
UBS AG	Switzerland	22,960	3,493,927
UFJ Holdings, Inc. *	Japan	521	3,748,383

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Banks – continued

Verwalt & Private Bank	Switzerland	9,680	$ 1,911,059
Wing Hang Bank, Ltd.	Hong Kong	1,914,300	7,560,000

			51,149,554

Diversified Financials – 10.8%
Aiful Corp.	Japan	18,100	1,683,074
Brascan Corp.	Canada	796,271	12,882,379
Close Brothers Group Plc	United Kingdom	267,330	3,917,467
Collins Stew Holdings *	United Kingdom	144,640	763,903
Daiwa Securities Co., Ltd.	Japan	122,000	1,382,268
DCC Plc	Ireland	49,993	447,999
Fortis (NL) NV	Netherlands	376,540	9,775,331
Garban Plc	United Kingdom	135,087	940,122
Groupe Bruxelles Lambert SA	Belgium	169,655	8,881,058
HSBC Holdings Plc – Hong Kong Exchange	United Kingdom	938,550	11,913,893
HSBC Holdings Plc – London Exchange	United Kingdom	547,625	7,214,910
IVG Holding AG	Germany	75,000	962,888
Kempen & Co. NV	Netherlands	27,233	1,483,576
Nikko Securities Co., Ltd.	Japan	165,000	1,402,096
Nomura Securities International, Inc.	Japan	184,000	3,886,537
Orix Corp.	Japan	18,800	1,641,662
Pargesa Holding AG	Switzerland	2,628	5,944,187
Takefuji Corp.	Japan	30,800	2,412,852

			77,536,202

Insurance – 11.5%
Allianz AG	Germany	21,755	6,263,539
Assicurazioni Generali SpA	Italy	76,800	2,480,325
Axa	France	56,148	6,625,703
Clarica Life Insurance Co.	Canada	84,668	2,237,969
Dai Tokyo Fire & Marine Insurance Co.	Japan	268,000	932,627
Fairfax Financial Holdings, Ltd. *	Canada	8,150	968,874
Industrial Alliance Life Insurance Co. *	Canada	243,049	5,648,990
Manulife Financial Corp.	Canada	185,191	4,668,356
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	2,328,000	13,018,638
Munchener Ruckvers	Germany	13,395	3,819,509
Nippon Fire & Marine Insurance Co.	Japan	927,000	3,556,007
Prudential Corp. Plc	United Kingdom	201,994	2,363,632
Riunone Adriatica di Sicurta SpA	Italy	329,554	4,342,093
Royal & Sun Alliance Insurance Group Plc	United Kingdom	1,180,032	8,355,780
Sumitomo Marine & Fire Insurance Co., Ltd.	Japan	2,773,000	16,920,989

			82,203,031

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Real Estate – 3.5%
British Land Co. Plc	United Kingdom	1,311,093	$ 8,739,920
Brookfield Properties Corp.	Canada	401,533	6,877,821
Cheung Kong Holdings, Ltd.	Hong Kong	496,000	5,517,118
Vastned Retail	Netherlands	4,000	145,331
WCM Beteiligungs & Grundbesitz AG	Germany	201,792	3,383,855

			24,664,045

HEALTH CARE – 10.7%

Health Care Equipment & Supplies – 1.4%
Fresenius AG	Germany	4,000	708,026
Fresenius Medical Care AG	Germany	131,099	6,167,159

			9,896,073

Health Care Providers & Services – 0.1%
Sonic Healthcare, Ltd.	Australia	272,607	1,134,815

Pharmaceuticals – 9.2%
Aventis SA, Class A	France	90,000	6,971,124
Banyu Pharmaceutical Co., Ltd.	Japan	106,000	1,951,604
Chugai Pharmaceutical Co., Ltd.	Japan	297,000	4,410,594
GlaxoSmithKline Plc	United Kingdom	376,598	9,950,226
Merck KGaA	Germany	146,990	5,138,425
Novartis AG	Switzerland	4,568	7,098,785
Pharmacia Corp.	Sweden	147,592	7,713,466
Roche Holdings AG	Switzerland	1,063	7,634,654
Schering AG	Germany	142,179	7,100,889
Serono SA	Switzerland	1,412	1,163,882
Serono SA, ADR	Switzerland	13,100	269,860
Yamanouchi Pharmaceutical Co., Ltd.	Japan	161,000	4,456,116
Zeneca Group	United Kingdom	46,400	2,159,850

			66,019,475

INDUSTRIALS – 6.7%

Aerospace & Defense – 0.6%
Bombardier, Inc., Class B	Canada	72,700	1,048,376
European Aeronautic Defence & Space Co.	Netherlands	198,732	3,614,662

			4,663,038

Commercial Services & Supplies – 2.2%
Canon, Inc.	Japan	45,000	1,766,277
ISS International Service System	Denmark	116,819	6,803,427
Secom Co., Ltd.	Japan	63,000	3,823,898
Toppan Printing Co., Ltd.	Japan	334,000	3,203,091

			15,596,693

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Electrical Equipment – 0.5%
Makita Corp.	Japan	110,000	$ 705,944
Matsushita Electric Works, Ltd.	Japan	267,000	3,057,541

			3,763,485

Industrial Conglomerates – 1.1%
Compagnie de Saint Gobain	France	49,270	7,431,518
Kidde Plc	United Kingdom	639,884	594,980

			8,026,498

Machinery – 2.3%
Ashtead Group Plc	United Kingdom	1,445,200	2,213,108
Assa Abloy AB, Ser. B	Sweden	310,000	5,395,378
Fanuc, Ltd.	Japan	30,800	1,722,397
Komatsu, Ltd.	Japan	247,000	1,399,263
Kubota Corp.	Japan	1,204,000	4,384,737
SMC Corp.	Japan	9,300	1,102,618

			16,217,501

INFORMATION TECHNOLOGY – 3.9%

Communications Equipment – 1.1%
Alcatel Alsthom, ADR	United States	30,300	983,538
Nokia Corp., ADR	Finland	115,500	3,948,945
Nokia Oyj	Finland	78,500	2,597,912

			7,530,395

Computers & Peripherals – 0.9%
NEC Corp.	Japan	367,000	6,697,568

Electronic Equipment & Instruments – 0.9%
Kyocera Corp.	Japan	65,000	6,212,520

Semiconductor Equipment & Products – 1.0%
Samsung Electronics	South Korea	19,680	3,421,959
ST Microelectronics	France	101,100	4,076,910

			7,498,869

MATERIALS – 9.3%

Chemicals – 2.3%
Akzo Nobel NV	Netherlands	339,954	14,161,256
Bayer AG	Germany	46,424	1,956,511
Syngenta AG	Switzerland	5,721	289,867

			16,407,634

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

MATERIALS – continued

Construction Materials – 2.2%
Compagnie Generale des Etablissements Michelin, Class B	France	99,200	$ 3,292,649
Holderbank Financiere Glarus AG	Switzerland	6,231	7,021,705
Lafarge SA	France	61,956	5,953,301

			16,267,655

Metals & Mining – 1.9%
Anglo-American Plc	South Africa	32,660	2,071,856
Kawasaki Steel Corp. *	Japan	2,497,000	3,112,030
NKK Corp.	Japan	4,117,000	4,597,952
Remgro, Ltd.	South Africa	575,554	3,705,622

			13,487,460

Paper & Forest Products – 2.9%
Sappi, Ltd.	South Africa	1,759,104	16,057,574
Timberwest Forest Corp.	Canada	110,047	856,160
UPM-Kymmene Oyj	Finland	124,219	3,896,041

			20,809,775

TELECOMMUNICATION SERVICES – 4.1%

Diversified Telecommunication Services – 1.8%
France Telecom SA	France	60,200	4,379,821
Nippon Telegraph & Telephone Corp.	Japan	500	3,176,466
Telefonica SA *	Spain	330,600	5,596,638

			13,152,925

Wireless Telecommunications Services – 2.3%
China Telecom (Hong Kong), Ltd. *	Hong Kong	225,000	1,107,834
NTT Mobile Communication Netwark, Inc.	Japan	175	3,597,297
SK Telecom Co., Ltd.	South Korea	12,800	2,201,367
Vodafone Airtouch Plc	United Kingdom	2,049,900	6,223,983
Vodafone Group Plc, ADR	United Kingdom	107,700	3,261,156

			16,391,637

UTILITIES – 1.3%

Electric Utilities – 0.5%
Korea Electric Power Corp., ADR	South Korea	381,100	3,593,773

Multi-Utilities – 0.8%

Suez Lyonnaise des Eaux SA	France	37,124	5,487,516

Total Common Stocks (cost $642,457,816)			678,507,046

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

PREFERRED STOCKS – 1.4%

INDUSTRIALS – 1.4%

Aerospace & Defense – 1.4%
Embraer Empresa Brasileira de Aeronautica SA, ADR (cost $1,882,156)	Brazil	934,620	$ 9,954,760

SHORT-TERM INVESTMENTS – 4.3%

MONEY MARKET FUND SHARES – 4.3%
Evergreen Select Money Market Fund (cost $30,524,766)ø	United States	30,524,766	30,524,766

Total Investments – (cost $674,864,738) – 100.3%			718,986,572
Other Assets and Liabilities – (0.3%)			(2,175,127)

Net Assets – 100.0%			$716,811,445

At April 30, 2001, the Fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

Japan	$139,712,328	19.3%
United Kingdom	101,991,661	14.2%
France	79,484,281	11.1%
Canada	56,033,700	7.8%
Switzerland	55,172,921	7.7%
Germany	47,245,540	6.6%
Netherlands	33,248,288	4.6%
United States	31,508,304	4.4%
Sweden	31,148,158	4.3%
South Africa	25,203,131	3.5%
Italy	21,279,758	3.0%
Spain	17,561,737	2.4%
Hong Kong	14,184,952	2.0%
Brazil	14,183,465	2.0%
Finland	10,442,898	1.5%
South Korea	9,217,099	1.3%
Belgium	8,881,058	1.2%
Denmark	6,803,427	0.9%
Singapore	4,438,126	0.6%
Austria	3,969,023	0.6%
Egypt	3,953,159	0.5%
Mexico	1,460,544	0.2%
Australia	1,134,815	0.2%
Ireland	447,999	0.1%
Luxembourg	280,200	0.0%

	$718,986,572	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Latin America Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 81.9%

CONSUMER DISCRETIONARY – 9.4%

Media – 3.5%
Grupo Televisa SA, ADR *	Mexico	13,531	$ 514,584
TV Azteca SA de CV, ADR *	Mexico	38,800	293,716

			808,300

Specialty Retail – 5.9%
New Grupo Elektra	Mexico	349,100	329,496
Wal-Mart de Mexico SA de CV *	Mexico	422,788	999,898

			1,329,394

CONSUMER STAPLES – 13.3%

Beverages – 13.0%
Coca-Cola Femsa SA, ADR	Mexico	30,282	590,499
Embotelladora Andina SA	Chile	25,000	56,405
Fomento Economico Mexicano ADR (“Femsa”), Ser. B	Mexico	23,304	890,213
Grupo Modelo SA de CV, Ser. C	Mexico	292,100	804,379
Panamerican Beverages, Inc.	Mexico	21,028	380,817
Quilmes Industrial Quinsa SA, ADR	Luxembourg	24,400	227,896

			2,950,209

Food & Drug Retailing – 0.3%
Santa Isabel SA, ADR *	Chile	9,900	55,935

ENERGY – 7.8%

Oil & Gas – 7.8%
Petroleo Brasileiro SA, ADR (“Petrobras”)	Brazil	71,650	1,759,396

			1,759,396

FINANCIALS – 16.0%

Banks – 16.0%
Banco Itau SA	Brazil	5,083,400	411,132
Grupo Financiero Banamex AC *	Mexico	740,200	1,358,898
Grupo Financiero Bancomer SA, Ser. O	Mexico	919,495	737,780
Grupo Financiero Banorte SA de CV, Ser. O	Mexico	377,082	600,644
Uniao de Bancos Brasileiros SA, GDR (“Unibanco”)	Brazil	21,500	517,075

			3,625,529

MATERIALS – 13.7%

Construction Materials – 4.5%
Apasco SA de CV	Mexico	18,943	96,147
Cemex SA de CV, ADR, Ser. B	Mexico	20,416	473,039
Consorcio ARA SA	Mexico	320,000	445,443

			1,014,629

EVERGREEN
Latin America Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

MATERIALS – continued

Metals & Mining – 5.9%
Companhia Vale do Rio Doce, ADR	Brazil	45,300	$ 1,058,294
Gerdau SA	Brazil	30,000,000	276,765

			1,335,059

Paper & Forest Products – 3.3%
Aracruz Celulose SA, ADR	Brazil	53,400	758,280

TELECOMMUNICATION SERVICES – 17.8%

Diversified Telecommunication Services – 13.4%
Companhia de Telecom de Chile SA, ADR	Chile	9,800	139,944
Embratel Participacoes SA	Brazil	5,950,000	56,006
Empresa Nacional de Telecomunicaciones SA	Chile	25,000	185,970
Tele Norte Leste Participacoes SA, ADR	Brazil	55,139	963,830
Telefonos de Mexico SA de CV (“Telmex”)	Mexico	48,574	1,680,660

			3,026,410

Wireless Telecommunications Services – 4.4%
America Movil SA de CV	United States	48,574	893,762
Telemig Celular Participacoes SA, ADR	Brazil	3,000	114,000

			1,007,762

UTILITIES – 3.9%

Electric Utilities – 3.9%
Centrais Eletricas Brasileiras SA, ADR	Brazil	36,879	313,372
Companhia Brasileira, ADR	Brazil	9,800	278,810
Companhia Paranaense de Energia-Copel, ADR	Brazil	25,000	193,750
Enersis SA, ADR	Chile	5,700	93,537

			879,469

Total Common Stocks (cost $13,738,187)			18,550,372

PREFERRED STOCKS – 12.9%

CONSUMER STAPLES – 4.3%

Beverages – 3.6%
Companhia de Bebidas das Americas, ADR	Brazil	3,261,500	801,776

Food Products – 0.7%
Perdigao SA	Brazil	21,860	159,817

FINANCIALS – 1.6%

Banks – 1.6%
Banco Bradesco SA	Brazil	51,314,340	293,325
Bradespar SA	Brazil	161,564,177	67,918

			361,243

EVERGREEN
Latin America Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

PREFERRED STOCKS – continued

INDUSTRIALS – 4.8%

Aerospace & Defense – 4.8%
Embraer Empresa Brasileira de Aeronautica SA, ADR	Brazil	102,323	$ 1,089,856

MATERIALS – 1.6%

Metals & Mining – 1.6%
Caemi Mineracao e Metalurgica SA *	Brazil	1,329,100	177,942
Usinas Siderurgicas de Minas Gerais SA	Brazil	46,400	180,639

			358,581

UTILITIES – 0.6%

Electric Utilities – 0.6%
Eletrobras SA, Class B *	Brazil	9,100,000	143,247

Total Preferred Stocks (cost $1,441,435)			2,914,520

WARRANTS – 0.0%

MATERIALS – 0.0%

Construction Materials – 0.0%
Cemex SA de CV, ADR, expire 12/13/2002 (cost $3,883) *	Mexico	2,219	3,550

Total Investments – (cost $15,183,505) – 94.8%			21,468,442
Other Assets and Liabilities – 5.2%			1,167,481

Net Assets – 100.0%			$22,635,923

At April 30, 2001, the Fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

Mexico	$10,199,763	47.4%
Brazil	9,615,230	44.8%
United States	893,762	4.2%
Chile	531,791	2.5%
Luxembourg	227,896	1.1%

	$21,468,442	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Perpetual Global Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 98.6%

CONSUMER DISCRETIONARY – 15.3%

Auto Components – 0.6%
BBA Group Plc	United Kingdom	74,697	$ 306,672
Bridgestone Corp.	Japan	29,000	333,970
Pirelli SpA p	Italy	90,000	293,857

			934,499

Automobiles – 1.0%
Brilliance China Automotive Holdings, Ltd. p	United States	1,700,000	457,751
Fiat SpA	Italy	16,720	385,705
Mazda Motor Corp.	Japan	199,000	537,903
Volvo AB, Ser. B	Sweden	10,467	176,049

			1,557,408

Distributors – 0.5%
Buhrmann NV	Netherlands	11,533	191,248
International Trading Corp.	Japan	8,000	228,544
Wolseley Plc	United Kingdom	45,622	291,723

			711,515

Hotels, Restaurants & Leisure – 0.6%
Cafe De Coral Holdings, Ltd.	Hong Kong	749,000	333,732
First Choice Holidays Plc	United Kingdom	50,000	120,934
Hilton Group Plc	United Kingdom	93,412	296,984
Millennium & Copthorne Hotels Plc	United Kingdom	38,000	208,195

			959,845

Household Durables – 1.0%
George Wimpey Plc	United Kingdom	100,000	283,239
Matsushita-Kotobuki Electronics Industries, Ltd.	Japan	70,000	814,065
Taylor Woodrow Plc	United Kingdom	110,000	319,431

			1,416,735

Leisure Equipment & Products – 0.2%
Shimano, Inc.	Japan	18,300	289,980

Media – 4.0%
ABS-CBN Broadcasting Corp.	Philippines	108,000	75,642
Aegis Group Plc	United Kingdom	105,000	205,778
AOL Time Warner, Inc. *	United States	35,200	1,777,600
BEC World	Thailand	50,000	257,393
Benpres Holdings Corp., GDR * 144A	Philippines	27,200	14,144
Cablevision Systems Corp. – Rainbow Media Group	United States	5,450	115,267
Cablevision Systems Corp., Class A	United States	10,900	749,375
Capital Radio	United Kingdom	14,000	174,147
Carlton Comunications	United Kingdom	48,000	293,195
Daily Mail & General Trust, Class A	United Kingdom	30,510	381,454
Grupo Prisa SA	Spain	22,970	319,560

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

CONSUMER DISCRETIONARY – continued

Media – continued

Grupo Televisa SA, ADR *	Mexico	2,500	$ 95,075
Kensington Group	United Kingdom	45,000	154,494
Prosiebensati Media	Germany	15,932	283,420
Rank Group	United Kingdom	90,000	244,616
Shaw Brothers (Hong Kong), Ltd.	Hong Kong	393,000	298,567
VNU NV	Netherlands	14,300	594,418

			6,034,145

Multi-line Retail – 2.7%
Debenhams Retail Plc	United Kingdom	33,000	207,709
Don Quijote Co., Ltd. p	Japan	4,800	361,656
National Express Group	United Kingdom	20,480	257,810
Next Plc	United Kingdom	11,326	148,247
Publicis Groupe SA p	France	30,490	1,027,986
Seiyu, Ltd. * p	Japan	127,000	429,620
Selfridges Plc	United Kingdom	55,000	279,305
Wal-Mart Stores, Inc.	United States	26,300	1,360,762

			4,073,095

Specialty Retail – 4.0%
Bed Bath & Beyond, Inc. *	United States	50,100	1,418,832
Bulgari SpA	Italy	55,795	658,405
Home Depot, Inc.	United States	38,000	1,789,800
MFI Furniture Group	United Kingdom	173,750	275,467
Morrison Supermarkets Plc	United Kingdom	43,920	125,655
Ryohin Keikaku Co. p	Japan	30,200	816,315
Signet Group Plc	United Kingdom	775,500	837,562
Wal-Mart de Mexico SA de CV *	Mexico	50,566	119,589

			6,041,625

Textiles & Apparel – 0.7%
Gucci Group NV	Netherlands	10,350	927,028
Onward Kashiyama	Japan	15,000	150,528

			1,077,556

CONSUMER STAPLES – 6.2%

Beverages – 1.1%
Anheuser Busch Companies, Inc.	United States	27,000	1,079,730
Bass Plc	United Kingdom	41,585	457,458
Companhia de Bebidas, ADR	Brazil	7,800	190,320

			1,727,508

Food & Drug Retailing – 2.6%
Casino Guichard-Perrachon SA	France	5,466	489,821
Circle K Japan Co. p	Japan	9,700	283,389

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

CONSUMER STAPLES – continued

Food & Drug Retailing – continued

CVS Corp.	United States	20,600	$ 1,214,370
Familymart Co., Ltd.	Japan	12,200	204,378
Iceland Group Plc	United Kingdom	25,000	64,730
Kroger Co. *	United States	27,700	625,743
Safeway Plc	United Kingdom	65,000	299,404
SYSCO Corp.	United States	25,000	703,000

			3,884,835

Food Products – 0.4%
Ajinomoto Co., Inc.	Japan	23,000	234,532
Express Dairies Plc	United Kingdom	172,500	91,302
Northern Foods Plc	United Kingdom	160,000	280,378

			606,212

Household Products – 0.5%
Lion Corp	Japan	33,000	126,055
Procter & Gamble Co.	United States	10,600	636,530

			762,585

Personal Products – 0.4%
Body Shop International Plc	United Kingdom	119,181	141,079
Shiseido Co., Ltd.	Japan	42,000	467,706

			608,785

Tobacco – 1.2%
British America Tobacco Plc	Indonesia	171,500	602,096
Philip Morris Companies, Inc.	United States	17,900	896,969
PT Hanjaya Mandala Sampoerna Tbk	Indonesia	250,000	268,319

			1,767,384

ENERGY – 5.9%

Energy Equipment & Services – 1.5%
Baker Hughes, Inc.	United States	29,500	1,159,055
IHC Caland NV	Netherlands	10,030	462,754
Petroleum Geo-Services ASA *	Norway	64,910	674,103

			2,295,912

Oil & Gas – 4.4%
Anadarko Petroleum Corp.	United States	15,800	1,020,996
CNOOC, Ltd.	United States	2,000	38,320
Enterprise Oil Plc	United Kingdom	76,500	662,071
Exxon Mobil Corp.	United States	24,100	2,135,260
PetroChina Co.	China	800,000	171,304
Petroleo Brasileiro SA, ADR (“Petrobras”) *	Brazil	5,900	159,300
Shell Transportation & Trading Co. Plc	United Kingdom	130,000	1,085,106

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

ENERGY – continued

Oil & Gas – continued

Talisman Energy, Inc.	Canada	10,400	$ 423,854
TotalFinaElf SA, Class B p	France	6,611	985,423

			6,681,634

FINANCIALS – 21.0%

Banks – 6.2%
Abbey National Bank Plc	United Kingdom	36,650	650,105
Asahi Bank	Japan	297,000	826,836
Bank of East Asia, Ltd.	Hong Kong	51,253	116,648
Credit Lyonnais p	France	13,874	535,226
Dah Sing Financial Group	Hong Kong	44,553	242,788
Danske Bank	Denmark	29,890	481,375
DBS Group Holdings, Ltd. p	Singapore	50,000	436,573
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank) p	Germany	6,598	439,056
Grupo Financiero Banamex AC *	Mexico	60,675	111,390
Grupo Financiero Galicia SA p	United States	2,000	29,900
Halifax Group	United Kingdom	20,000	227,736
Lloyds TSB Group Plc	United Kingdom	45,000	467,666
Mitsubishi Tokyo Financial Group, Inc.	Japan	34	346,700
Overseas Union Bank, Ltd.	Singapore	140,810	549,012
PT Bank Nisp Tbk	Indonesia	2,872,000	43,328
Public Bank, Ltd.	Malaysia	260,000	179,263
Siam Commercial Bank	Thailand	430,000	38,620
Standard Chartered Plc	United Kingdom	35,075	496,731
Sumitomo Bank, Ltd.	Japan	82,000	765,816
UFJ Holdings, Inc. * p	Japan	246	1,769,870
Uniao de Bancos Brasileiros SA, GDR (“Unibanco”)	Brazil	6,600	158,730
United Overseas Bank	Singapore	30,000	199,341
Wing Hang Bank, Ltd.	Hong Kong	50,000	197,461

			9,310,171

Diversified Financials – 10.8%
Aeon Credit Service Co., Ltd. *	Hong Kong	998,800	313,766
Aiful Corp.	Japan	8,300	771,796
Capital One Financial Corp.	United States	21,500	1,351,490
Cattles Plc	United Kingdom	72,000	313,108
Citigroup, Inc.	United States	33,500	1,646,525
Daiwa Securities Co., Ltd.	Japan	96,000	1,087,687
Fannie Mae	United States	17,400	1,396,524
Fortis (NL) NV	Netherlands	30,015	779,218
H & CB *	United States	44,033	422,717
Household International, Inc.	United States	23,300	1,491,666
HSBC Holdings Plc – Hong Kong Exchange	United Kingdom	12,059	153,076
Hutchison Whampoa, Ltd.	Hong Kong	33,000	354,372

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Diversified Financials – continued

ING Groep NV	Netherlands	16,650	$ 1,137,056
Irish Permanent Plc	Ireland	57,562	633,291
J.P. Morgan Chase & Co.	United States	24,000	1,151,520
Julius Baer Holdings AG p	Switzerland	103	446,471
Kokusai Securities Co., Ltd. p	Japan	80,000	686,279
Lonrho Plc	United Kingdom	26,000	359,656
Merrill Lynch & Co., Inc. *	United States	69,000	74,028
Morgan Stanley Dean Witter & Co.	United States	16,000	1,004,640
Nichiei Co., Ltd. p	Japan	43,000	504,941
Public Finance	Malaysia	18,000	14,116
Tele Atlas NV *	Netherlands	24,157	184,326

			16,278,269

Insurance – 2.5%
AFLAC, Inc.	United States	39,600	1,259,280
American International Group, Inc.	United States	16,400	1,341,520
Assicurazioni Generali SpA p	Italy	12,539	404,958
Britannic Assurance Plc	United Kingdom	19,000	251,003
Legal & General Group Plc	United Kingdom	40,000	94,270
Prudential Corp. Plc	United Kingdom	30,020	351,279

			3,702,310

Real Estate – 1.5%
Amoy Properties, Ltd. p	Hong Kong	500,000	519,297
British Land Co. Plc	United Kingdom	29,000	193,318
Chelsfield Plc	United Kingdom	20,000	103,036
Cheung Kong Holdings, Ltd.	Hong Kong	78,000	867,611
Henderson Land Development Co., Ltd. p	Hong Kong	48,000	220,336
Kerry Properties, Ltd.	Hong Kong	93,167	114,682
Land Securities Plc	United Kingdom	22,670	288,946

			2,307,226

HEALTH CARE – 7.5%

Biotechnology – 0.1%
Cambridge Antibody Technology Group Plc *	United Kingdom	6,500	176,667

Health Care Equipment & Supplies – 2.2%
Alza Corp. *	United States	29,900	1,367,028
Jomed NV *	Netherlands	7,400	221,806
Medtronic, Inc.	United States	23,100	1,030,260
Olympus Optical Co.	Japan	21,000	319,508
Smith & Nephew Plc	United Kingdom	79,181	373,219

			3,311,821

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Health Care Providers & Services – 0.7%
UnitedHealth Group, Inc.	United States	15,000	$ 982,200

Pharmaceuticals – 4.5%
Allergan, Inc.	United States	15,400	1,170,400
Alliance Unichem Plc	United Kingdom	30,000	237,106
British Biotech	United Kingdom	278,810	75,779
Elan Corp. Plc, ADR *	Ireland	15,868	795,780
Novo Nordisk A/S	Denmark	13,805	525,055
Pfizer, Inc.	United States	37,300	1,615,090
Pharmacia Corp.	United States	28,000	1,463,280
Sankyo Co.	Japan	35,000	730,789
Toyama Chemical Co. p	Japan	31,000	125,691
XTL Biopharmaceuticals, Ltd. *	United Kingdom	54,400	52,917

			6,791,887

INDUSTRIALS – 16.7%

Aerospace & Defense – 1.1%
British Aerospace Plc	United Kingdom	58,000	274,628
Meggitt Plc	United Kingdom	78,666	279,495
Rolls-Royce Plc	United Kingdom	138,000	420,481
United Technologies Corp.	United States	8,600	671,488

			1,646,092

Air Freight & Couriers – 0.7%
Nippon Express Co., Ltd.	Japan	88,000	441,549
TNT Post Group NV p	Netherlands	24,487	576,828

			1,018,377

Airlines – 0.9%
Lufthansa AG p	Germany	50,101	960,166
SAirGroup p	Switzerland	4,635	333,962

			1,294,128

Commercial Services & Supplies – 3.5%
Amadeus Global Travel *	Spain	122,907	770,978
Atos SA *	France	4,169	351,400
Automatic Data Processing, Inc.	United States	14,700	797,475
Cap Gemini NV p	France	6,961	1,006,094
Computacenter	United Kingdom	3,200	20,943
ITG Group Plc *	Ireland	52,664	280,357
Telegate SA *	Germany	5,472	155,847
Toppan Printing Co., Ltd.	Japan	139,000	1,333,023
Transiciel SA * p	France	10,850	539,093

			5,255,210

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Construction & Engineering – 1.2%
Balfour Beatty Plc	United Kingdom	100,380	$ 275,700
China Overseas Land & Investment, Ltd.	Hong Kong	1,000,000	133,350
Laing John Plc	United Kingdom	49,000	369,048
Mitsui Engineering & Shipbuilding Co., Ltd. *	Japan	190,000	281,390
Saipem SpA p	Italy	126,900	833,181

			1,892,669

Electrical Equipment – 1.2%
Densei Lambda KK	Japan	4,600	69,169
Elexis AG	Germany	25,098	65,023
Entrelec Groupe SA	France	12,072	666,217
Schneider Electric SA p	France	14,857	1,014,345

			1,814,754

Industrial Conglomerates – 4.3%
China Petroleum & Chemical Corp. * p	China	165,000	29,408
Compagnie de Saint Gobain	France	4,996	753,559
General Electric Co.	United States	64,100	3,110,773
Grasim Industries, Ltd.	United States	15,000	107,625
Grupo Auxiliar Metal p	Spain	16,762	394,110
Johnson Electric Holdings, Ltd.	Bermuda	31,000	58,232
Kawasaki Heavy Industries, Ltd.	Japan	157,000	257,929
Lattice Group Plc *	United Kingdom	119,333	222,771
Li & Fung, Ltd.	Hong Kong	63,000	119,150
Swire Pacific, Ltd.	Hong Kong	20,000	110,271
Tyco International, Ltd.	United States	24,300	1,296,891

			6,460,719

Machinery – 3.2%
Babcock International Group	United Kingdom	70,000	105,642
Coflexip SA p	France	2,276	335,217
Fuji Machine Manufacturing Co., Ltd.	Japan	13,600	351,103
Hitachi Zosen Corp.	Japan	512,000	513,802
Komatsu, Ltd.	Japan	118,000	668,474
Komori Corp. p	Japan	34,000	495,286
Makino Milling p	Japan	25,000	124,428
NSK, Ltd.	Japan	31,000	146,514
NTN Corp.	Japan	95,000	274,471
Siemens AG	Germany	10,800	797,439
Spirax-Sarco Engineering Plc	United Kingdom	36,000	221,957
Sumitomo Heavy Industries	Japan	274,000	445,709
Sumitomo Rubber Industries, Ltd.	Japan	67,000	363,291

			4,843,333

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Marine – 0.1%
Associated British Ports Holdings Plc	United Kingdom	32,700	$ 190,477

Road & Rail – 0.4%
Arriva Plc	United Kingdom	77,000	342,837
Railtrack Group Plc	United Kingdom	29,600	207,480

			550,317

Transportation Infrastructure – 0.1%
Hong Kong Aircraft	Hong Kong	80,000	133,350

INFORMATION TECHNOLOGY – 12.2%

Communications Equipment – 3.2%
Brocade Communications Systems, Inc. *	United States	1,900	72,181
CIENA Corp. *	United States	13,300	732,298
Cisco Systems, Inc. *	United States	64,600	1,096,908
DDI Corp.	Japan	119	480,565
Enea Data AB p	Sweden	116,750	136,603
Funai Electric Co., Ltd.	Japan	5,000	339,497
Nokia Oyj	Finland	43,999	1,456,122
Tellabs, Inc. *	United States	15,000	526,650

			4,840,824

Computers & Peripherals – 2.6%
Compal Electronic, GDR p	Taiwan	29,345	260,437
Compaq Computer Corp.	United States	31,800	556,500
EMC Corp.	United States	20,900	827,640
Hewlett-Packard Co.	United States	10,800	307,044
Hon Hai Precision Industry Co., Ltd., GDR p	Taiwan	20,540	279,344
International Business Machines Corp.	United States	12,700	1,462,278
Palm, Inc. *	United States	7,200	57,672
Sotec Co., Ltd.	Japan	17	73,743
Technology Venture	Bermuda	360,000	51,237

			3,875,895

Electronic Equipment & Instruments – 1.3%
02Micro International, Ltd. *	Cayman Island	3,000	27,120
Cookson Group Plc	United Kingdom	110,000	251,768
ELMOS Semiconductor AG	Germany	29,855	543,021
Epcos AG * p	Germany	6,721	433,287
JDS Uniphase Corp. *	United States	25,300	541,167
Stonesoft Oyj *	Finland	28,882	122,490
Sunplus Technology Co., Ltd.	United States	9,000	86,850

			2,005,703

Internet Software & Services – 0.0%
Ubizen	Belgium	1,465	14,688

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

IT Consulting & Services – 0.0%
Merkantildata ASA	Norway	1	$ 3

Semiconductor Equipment & Products – 2.7%
Intel Corp.	United States	44,600	1,378,586
Micron Technology, Inc. *	United States	23,600	1,070,968
Samsung Electronics, Ltd., GDR	South Korea	17,428	760,523
Vitesse Semiconductor Corp. *	United States	13,400	454,260
Winbond Electronics Corp., GDR *	Taiwan	33,150	394,485

			4,058,822

Software – 2.4%
Autonomy Corp.	United Kingdom	2,910	24,602
Microsoft Corp. *	United States	26,700	1,808,925
Oracle Systems Corp. *	United States	52,200	843,552
Veritas Software Corp. *	United States	15,000	894,150

			3,571,229

MATERIALS – 6.2%

Chemicals – 1.2%
BOC Group	United Kingdom	13,700	201,466
Clariant AG p	Switzerland	1,130	311,998
Mitsui Chemicals	Japan	122,000	617,084
Pilkington Plc	United Kingdom	95,430	163,815
Rhodia SA p	France	34,357	440,788

			1,735,151

Construction Materials – 2.0%
Aggregate Indiana Plc	United Kingdom	270,000	322,854
Cheung Kong Infrastructure Holdings * p	Hong Kong	73,000	116,066
CRH Plc	Ireland	39,682	668,245
Ferretti SpA *	Italy	150,000	531,019
Lafarge SA p	France	7,045	676,948
Morgan Crucible Co. Plc	United Kingdom	57,000	240,653
Ube Industries	Japan	198,000	453,478

			3,009,263

Containers & Packaging – 0.2%
Rengo Co. p	Japan	78,000	257,549

Metals & Mining – 2.7%
Anglo American Plc	United Kingdom	3,300	209,455
Corus Group	United Kingdom	240,000	245,474
Hindalco Industries, Ltd., GDR 144A	India	5,000	99,000
Johnson Matthey Plc	United Kingdom	17,500	242,828
Kawasaki Steel Corp. * p	Japan	632,000	787,666
Nippon Mining & Metals Co., Ltd.	Japan	28,000	154,089

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

MATERIALS – continued

Metals & Mining – continued

Nippon Steel Corp.	Japan	319,000	$ 588,613
Nisshin Steel Co., Ltd. p	Japan	342,000	359,811
Pohang Iron & Steel, Ltd., ADR	South Korea	7,000	140,070
Rio Tinto Plc	United Kingdom	28,850	584,382
Sumitomo Metal Industries	Japan	541,000	442,205
Yamato Kogyo Co.	Japan	44,000	185,166
Yanzhou Coal Mining Co., Ltd.	China	140,000	57,443

			4,096,202

Paper & Forest Products – 0.1%
Rexam Plc	United Kingdom	53,923	225,240

TELECOMMUNICATION SERVICES – 5.3%

Diversified Telecommunication Services – 3.8%
Asia Global Crossing, Ltd. p	United States	62,400	391,248
Asia Satellite Telecommunications Holdings, Ltd.	Hong Kong	60,000	136,556
AT&T Corp., Liberty Media Group, Class A *	United States	56,200	899,200
Brasil Telecom Participacoes SA, ADR	Brazil	5,000	214,700
Cable & Wireless Plc	United Kingdom	25,000	183,641
Korea Telecom Corp.	South Korea	5,000	138,150
Mahanagar Telephone Nigam, Ltd.	United States	4,500	60,750
Nippon Telegraph & Telephone Corp.	Japan	157	997,410
Qwest Communications International, Inc. *	United States	26,700	1,092,030
Sumida Corp.	Japan	10,300	328,426
Telefonos de Mexico SA de CV (“Telmex”)	Mexico	5,680	196,528
Verizon Communications	United States	20,200	1,112,414

			5,751,053

Wireless Telecommunications Services – 1.5%
China Telecom (Hong Kong), Ltd. * p	Hong Kong	89,000	438,210
Nextel Communications, Inc. *	United States	42,000	682,500
Orange SA p	France	88,677	934,702
Telemig Celular Participacoes SA, ADR	Brazil	5,050	191,900

			2,247,312

UTILITIES – 2.3%

Electric Utilities – 1.3%
Calpine Corp. *	United States	14,500	826,355
Electricity Generating Public Co.	Thailand	199,000	160,203
Innogy Holdings Plc *	United Kingdom	107,700	317,759
National Power Plc	United Kingdom	62,000	266,738
Scot & Southern Energy Plc	United Kingdom	29,000	248,907
United Utilities Plc	United Kingdom	13,947	120,006

			1,939,968

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

UTILITIES – continued

Gas Utilities – 0.6%
Gas Natural SDG	Spain	55,578	$ 966,507

Water Utilities – 0.4%
AWG Plc *	United Kingdom	30,000	234,102
Kelda Group Plc	United Kingdom	70,890	359,492

			593,594

Total Common Stocks (cost $150,426,942)			148,580,238

PREFERRED STOCKS – 0.5%

CONSUMER DISCRETIONARY – 0.5%

Automobiles – 0.5%
Porsche Ag (cost $437,513)	Germany	2,330	762,831

CONVERTIBLE DEBENTURES – 0.1%

FINANCIALS – 0.1%

Diversified Financials – 0.1%
Nichiei Co., Ltd., 0.875%, 03/31/2005	Japan	10,000,000	130,749

HEALTH CARE – 0.0%

Pharmaceuticals – 0.0%
Scotia Holdings Plc, 8.50%, 03/26/2002 144A	United Kingdom	19,000	3,397

Total Convertible Debentures (cost $125,295)			134,146

WARRANTS – 0.2%

FINANCIALS – 0.2%

Banks – 0.2%
KBC Financial, Expires 03/01/2002 *	United States	11,000	33,000
KBC Financial, Expires 08/23/2002 *	United States	5,500	41,250
KBC Financial, Expires 10/25/2002 *	United States	11,500	104,880
KBC Financial, Expires 07/04/2003 *	United States	4,500	20,250
KBC Financial, Expires 10/25/2010 *	United States	5,000	38,750

			238,130

Diversified Financials – 0.0%
Credit Suisse AG, Expires 08/01/2002 *	Switzerland	400,000	13,000

Total Warrants (cost $484,296)			251,130

MUTUAL FUND SHARES – 0.6%
Atlantis Korean Smaller Co.	United States	20,000	290,000
Formosa Growth Fund, Ltd.	Taiwan	5,000	71,875
Indian Opportunities Fund	United Kingdom	11,000	93,500
Taiwan Opportunities Fund, Ltd.	Taiwan	45,384	440,225

Total Mutual Fund Shares (cost $828,419)			895,600

EVERGREEN
Perpetual Global Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

SHORT-TERM INVESTMENTS – 11.5%

MONEY MARKET FUND SHARES – 11.5%
Navigator Prime Portfolio (cost $17,332,647) pp	United States	17,332,647	$ 17,332,647

Total Investments – (cost $169,635,112) – 111.5%			167,956,592
Other Assets and Liabilities – (11.5%)			(17,292,643)

Net Assets – 100.0%			$150,663,949

At April 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

United States	$ 77,604,583	46.2%
Japan	25,176,741	15.0%
United Kingdom	21,346,345	12.7%
France	9,756,820	5.8%
Netherlands	5,074,682	3.0%
Hong Kong	4,766,213	2.8%
Germany	4,440,090	2.6%
Italy	3,107,125	1.8%
Spain	2,451,156	1.5%
Ireland	2,377,673	1.4%
Finland	1,578,612	0.9%
Taiwan	1,446,366	0.9%
Singapore	1,197,926	0.7%
Switzerland	1,092,432	0.7%
South Korea	1,038,743	0.6%
Denmark	1,006,430	0.6%
Brazil	914,950	0.5%
Norway	674,105	0.4%
Mexico	522,582	0.3%
Thailand	456,216	0.3%
Canada	423,854	0.3%
Indonesia	398,699	0.2%
Sweden	312,652	0.2%
China	258,155	0.2%
Malaysia	193,379	0.1%
Bermuda	109,469	0.1%
India	99,000	0.1%
Philippines	89,786	0.1%
Cayman Islands	27,120	0.0%
Belgium	14,688	0.0%

	$167,956,592	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Perpetual International Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 93.7%

CONSUMER DISCRETIONARY – 17.9%

Auto Components – 1.1%
BBA Group Plc	United Kingdom	105,645	$ 433,730
Bridgestone Corp.	Japan	45,000	518,229
Pirelli SpA p	Italy	225,442	736,086

			1,688,045

Automobiles – 1.7%
Brilliance China Automotive Holdings, Ltd. p	United States	1,900,000	511,604
Fiat SpA p	Italy	30,389	701,029
Mazda Motor Corp.	Japan	359,000	970,388
Volvo AB, Ser. B	Sweden	19,024	319,972

			2,502,993

Distributors – 0.9%
Buhrmann NV	Netherlands	31,304	519,105
International Trading Corp.	Japan	14,000	399,951
Wolseley Plc	United Kingdom	75,622	483,553

			1,402,609

Hotels, Restaurants & Leisure – 1.0%
Cafe De Coral Holdings, Ltd.	Hong Kong	1,200,000	534,684
First Choice Holidays Plc	United Kingdom	71,430	172,767
Hilton Group Plc	United Kingdom	160,941	511,678
Millennium & Copthorne Hotels Plc	United Kingdom	54,000	295,856

			1,514,985

Household Durables – 1.4%
George Wimpey Plc	United Kingdom	140,000	396,535
Matsushita-Kotobuki Electronics Industries, Ltd. p	Japan	113,000	1,314,134
Taylor Woodrow Plc	United Kingdom	152,500	442,847

			2,153,516

Leisure Equipment & Products – 0.3%
Shimano, Inc. p	Japan	29,200	462,701

Media – 4.3%
ABS-CBN Broadcasting Corp.	Philippines	114,000	79,844
Aegis Group Plc	United Kingdom	200,000	391,957
Benpres Holdings Corp., GDR * 144A	Philippines	11,600	6,032
Capital Radio	United Kingdom	24,000	298,538
Carlton Comunications	United Kingdom	88,500	540,579
Daily Mail & General Trust, Class A	United Kingdom	51,400	642,633
Grupo Prisa SA	Spain	112,668	1,567,446
Grupo Televisa SA, ADR *	Mexico	2,500	95,075
Kensington Group	United Kingdom	68,370	234,728
Prosiebensati Media	Germany	28,337	504,097
Rank Group	United Kingdom	138,000	375,077

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

CONSUMER DISCRETIONARY – continued

Media – continued

Reed International Plc	United Kingdom	30,000	$ 297,401
Shaw Brothers (Hong Kong), Ltd.	Hong Kong	403,000	306,164
VNU NV	Netherlands	27,003	1,122,452

			6,462,023

Multi-line Retail – 3.0%
Debenhams Retail Plc	United Kingdom	54,800	344,922
Don Quijote Co., Ltd. p	Japan	6,400	482,208
National Express Group	United Kingdom	33,590	422,844
Next Plc	United Kingdom	21,026	275,211
Publicis Groupe SA p	France	54,679	1,843,530
Seiyu, Ltd. * p	Japan	207,000	700,247
Selfridges Plc	United Kingdom	89,000	451,967

			4,520,929

Specialty Retail – 2.9%
Bulgari SpA p	Italy	95,179	1,123,153
MFI Furniture Group	United Kingdom	281,250	445,900
Morrison Supermarkets Plc	United Kingdom	84,200	240,896
Ryohin Keikaku Co. p	Japan	44,800	1,210,958
Signet Group Plc	United Kingdom	1,193,750	1,289,283
Wal-Mart de Mexico SA de CV *	Mexico	47,940	113,379

			4,423,569

Textiles & Apparel – 1.3%
Gucci Group NV	Netherlands	19,120	1,712,538
Onward Kashiyama	Japan	25,000	250,880

			1,963,418

CONSUMER STAPLES – 4.4%

Beverages – 0.6%
Bass Plc	United Kingdom	64,299	707,324
Companhia de Bebidas, ADR	Brazil	7,700	187,880

			895,204

Food & Drug Retailing – 1.5%
Casino Guichard-Perrachon SA p	France	9,585	858,934
Circle K Japan Co. p	Japan	14,900	435,309
Familymart Co., Ltd.	Japan	20,400	341,747
Iceland Group Plc	United Kingdom	72,560	187,873
Safeway Plc	United Kingdom	105,000	483,652

			2,307,515

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

CONSUMER STAPLES – continued

Food Products – 0.7%
Ajinomoto Co., Inc.	Japan	49,000	$ 499,656
Express Dairies Plc	United Kingdom	270,000	142,907
Northern Foods Plc	United Kingdom	250,000	438,091

			1,080,654

Household Products – 0.1%
Lion Corp	Japan	55,000	210,092

Personal Products – 0.7%
Body Shop International Plc	United Kingdom	225,061	266,413
Shiseido Co., Ltd.	Japan	70,000	779,509

			1,045,922

Tobacco – 0.8%
British America Tobacco Plc	Indonesia	149,700	775,913
PT Hanjaya Mandala Sampoerna Tbk	Indonesia	350,000	375,647

			1,151,560

ENERGY – 4.2%

Energy Equipment & Services – 1.2%
IHC Caland NV	Netherlands	17,570	810,627
Petroleum Geo-Services ASA *	Norway	102,200	1,061,366

			1,871,993

Oil & Gas – 3.0%
CNOOC, Ltd.	United States	2,000	38,320
Enterprise Oil Plc	United Kingdom	117,000	1,012,580
PetroChina Co.	China	800,000	171,304
Petroleo Brasileiro SA, ADR (“Petrobras”) *	Brazil	6,300	170,100
Shell Transportation & Trading Co. Plc	United Kingdom	168,700	1,408,134
TotalFinaElf SA, Class B p	France	11,476	1,710,590

			4,511,028

FINANCIALS – 21.6%

Banks – 9.5%
Abbey National Bank Plc	United Kingdom	56,600	1,003,983
Asahi Bank	Japan	478,000	1,330,733
Bank of East Asia, Ltd.	Hong Kong	1,253	2,852
Bank of Scotland Plc	United Kingdom	40,000	459,477
Credit Lyonnais p	France	24,175	932,614
Dah Sing Financial Group	Hong Kong	49,994	272,438
Danske Bank	Denmark	58,680	945,034
DBS Group Holdings, Ltd. p	Singapore	30,000	261,944
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank) p	Germany	12,070	803,183
Grupo Financiero Banamex AC * p	Mexico	59,511	109,253
Grupo Financiero Galicia SA	United States	2,000	29,900

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Banks – continued
Halifax Group	United Kingdom	32,300	$ 367,793
Lloyds TSB Group Plc	United Kingdom	85,000	883,370
Mitsubishi Tokyo Financial Group, Inc.	Japan	56	571,036
Overseas Union Bank, Ltd.	Singapore	125,372	488,820
PT Bank Nisp Tbk	Indonesia	2,144,000	32,345
Public Bank, Ltd.	Malaysia	325,000	224,079
Shinhan Bank, GDR	South Korea	6,000	109,200
Siam Commercial Bank	Thailand	430,000	38,620
Standard Chartered Plc	United Kingdom	53,350	755,540
Sumitomo Bank, Ltd.	Japan	131,000	1,223,437
UFJ Holdings, Inc. * p	Japan	398	2,863,448
Uniao de Bancos Brasileiros SA, GDR (“Unibanco”)	Brazil	6,600	158,730
United Overseas Bank	Singapore	50,000	332,235
Wing Hang Bank, Ltd.	Hong Kong	50,000	197,461

			14,397,525

Diversified Financials – 8.9%
Aeon Credit Service Co., Ltd.*	Hong Kong	1,080,000	339,274
Aiful Corp.	Japan	16,550	1,538,943
Cattles Plc	United Kingdom	78,300	340,505
Daiwa Securities Co., Ltd.	Japan	157,000	1,778,821
Fortis (NL) NV	Netherlands	52,251	1,356,485
H & CB * p	United States	38,067	365,443
HSBC Holdings Plc – Hong Kong Exchange p	United Kingdom	16,161	205,147
Hutchison Whampoa, Ltd.	Hong Kong	30,000	322,157
ING Groep NV	Netherlands	29,707	2,028,740
Irish Permanent Plc	Ireland	85,837	944,370
Julius Baer Holdings AG p	Switzerland	237	1,027,316
Kokusai Securities Co., Ltd. p	Japan	130,000	1,115,202
Lonrho Plc	United Kingdom	52,000	719,313
Merrill Lynch & Co., Inc. *	United States	112,000	120,162
Nichiei Co., Ltd. p	Japan	68,000	798,511
Public Finance	Malaysia	18,000	14,116
RLM Financial *	United Kingdom	15,000	3,433
Tele Atlas NV *	Netherlands	46,609	355,643

			13,373,581

Insurance – 1.3%
Assicurazioni Generali SpA p	Italy	24,536	792,412
Britannic Assurance Plc	United Kingdom	41,000	541,638
Legal & General Group Plc	United Kingdom	65,000	153,189
Prudential Corp. Plc	United Kingdom	41,640	487,250

			1,974,489

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Real Estate – 1.9%
Amoy Properties, Ltd. p	Hong Kong	360,000	$ 373,894
British Land Co. Plc	United Kingdom	41,000	273,311
Chelsfield Plc	United Kingdom	22,000	113,340
Cheung Kong Holdings, Ltd.	Hong Kong	96,000	1,067,829
Henderson Land Development Co., Ltd. p	Hong Kong	48,000	220,336
Kerry Properties, Ltd.	Hong Kong	37,167	45,750
Land Securities Plc	United Kingdom	36,330	463,053
Wharf Holdings, Ltd.	Hong Kong	150,000	353,892

			2,911,405

HEALTH CARE – 3.9%

Biotechnology – 0.2%
Cambridge Antibody Technology Group Plc *	United Kingdom	10,500	285,385

Health Care Equipment & Supplies – 1.0%
Jomed NV *	Netherlands	17,903	536,620
Olympus Optical Co.	Japan	33,000	502,084
Smith & Nephew Plc	United Kingdom	124,818	588,330

			1,627,034

Pharmaceuticals – 2.7%
Alliance Unichem Plc	United Kingdom	49,900	394,386
British Biotech	United Kingdom	457,850	124,441
Elan Corp. Plc, ADR *	Ireland	16,167	810,775
Novo Nordisk A/S	Denmark	30,045	1,142,721
Sankyo Co.	Japan	63,000	1,315,421
Toyama Chemical Co. p	Japan	52,000	210,836
XTL Biopharmaceuticals, Ltd. *	United Kingdom	82,328	80,084

			4,078,664

INDUSTRIALS – 20.5%
Aerospace & Defense – 0.9%
British Aerospace Plc	United Kingdom	81,200	384,479
Meggitt Plc	United Kingdom	103,000	365,952
Rolls-Royce Plc	United Kingdom	195,000	594,158

			1,344,589

Air Freight & Couriers – 1.2%
Nippon Express Co., Ltd.	Japan	129,000	647,271
TNT Post Group NV p	Netherlands	50,454	1,188,519

			1,835,790

Airlines – 1.4%
Lufthansa AG p	Germany	77,591	1,487,001
SAirGroup p	Switzerland	8,165	588,307

			2,075,308

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Commercial Services & Supplies – 4.7%
Amadeus Global Travel *	Spain	175,527	$ 1,101,056
Atos SA * p	France	7,596	640,257
Cap Gemini NV p	France	11,200	1,618,770
Computacenter	United Kingdom	5,590	36,584
ITG Group Plc *	Ireland	67,282	358,176
Telegate SA *	Germany	8,664	246,757
Toppan Printing Co., Ltd.	Japan	225,000	2,157,771
Transiciel SA * p	France	18,100	899,317

			7,058,688

Construction & Engineering – 2.4%
Balfour Beatty Plc	United Kingdom	157,250	431,897
China Overseas Land & Investment, Ltd.	Hong Kong	1,000,000	133,350
Kingspan Group	Ireland	155,556	529,986
Laing John Plc	United Kingdom	67,400	507,629
Mitsui Engineering & Shipbuilding Co., Ltd. *	Japan	309,000	457,630
Saipem SpA p	Italy	225,000	1,477,271

			3,537,763

Electrical Equipment – 1.8%
Densei Lambda KK	Japan	7,500	112,775
Elexis AG	Germany	25,476	66,002
Entrelec Groupe SA	France	15,728	867,980
Schneider Electric SA p	France	24,246	1,655,369

			2,702,126

Industrial Conglomerates – 2.1%
China Petroleum & Chemical Corp. * p	China	285,000	50,795
Compagnie de Saint Gobain	France	7,398	1,115,859
Grasim Industries, Ltd.	United States	22,000	157,850
Grupo Auxiliar Metal p	Spain	29,828	701,319
Kawasaki Heavy Industries, Ltd.	Japan	265,000	435,358
Lattice Group Plc *	United Kingdom	196,333	366,515
Swire Pacific, Ltd.	Hong Kong	70,000	385,947

			3,213,643

Machinery – 5.3%
Babcock International Group	United Kingdom	110,000	166,009
Coflexip SA p	France	7,390	1,088,425
Fuji Machine Manufacturing Co., Ltd.	Japan	22,300	575,705
Hitachi Zosen Corp.	Japan	536,000	537,887
Komatsu, Ltd.	Japan	193,000	1,093,352
Komori Corp. p	Japan	31,000	451,584
Makino Milling p	Japan	42,000	209,040
NSK, Ltd.	Japan	49,000	231,587

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Machinery – continued
NTN Corp.	Japan	148,000	$ 427,597
Siemens AG	Germany	25,177	1,858,993
Spirax-Sarco Engineering Plc	United Kingdom	54,000	332,935
Sumitomo Heavy Industries	Japan	285,000	463,602
Sumitomo Rubber Industries, Ltd.	Japan	111,000	601,869

			8,038,585

Marine – 0.2%
Associated British Ports Holdings Plc	United Kingdom	60,999	355,319

Road & Rail – 0.4%
Arriva Plc	United Kingdom	71,400	317,904
Railtrack Group Plc	United Kingdom	48,600	340,659

			658,563

Transportation Infrastructure – 0.1%
Autopistas Concesionaria Espanola SA	Spain	1	10
Hong Kong Aircraft	Hong Kong	100,000	166,688

			166,698

INFORMATION TECHNOLOGY – 5.5%

Communications Equipment – 2.5%
DDI Corp.	Japan	174	702,675
Enea Data AB p	Sweden	153,300	179,368
Funai Electric Co., Ltd.	Japan	8,300	563,566
Nokia Oyj	Finland	68,949	2,281,827

			3,727,436

Computers & Peripherals – 0.6%
Compal Electronic, GDR p	Taiwan	53,890	478,274
Hon Hai Precision Industry Co., Ltd., GDR p	Taiwan	20,540	279,344
Sotec Co., Ltd.	Japan	28	121,458

			879,076

Electronic Equipment & Instruments – 1.5%
Cookson Group Plc	United Kingdom	151,000	345,609
ELMOS Semiconductor AG	Germany	52,767	959,759
Epcos AG * p	Germany	12,918	832,792
Rotork Plc	United Kingdom	1,430	7,201
Stonesoft Oyj *	Finland	35,717	151,478

			2,296,839

Internet Software & Services – 0.0%
Ubizen	Belgium	2,292	22,980

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

Semiconductor Equipment & Products – 0.9%
Dialog Semiconductor Plc *	United Kingdom	3,444	$ 19,556
Samsung Electronics, Ltd., GDR	South Korea	21,765	888,764
Winbond Electronics Corp., GDR *	Taiwan	41,688	496,087

			1,404,407

Software – 0.0%
Autonomy Corp.	United Kingdom	4,130	34,916

MATERIALS – 9.5%

Chemicals – 1.9%
BOC Group	United Kingdom	23,400	344,110
Clariant AG p	Switzerland	1,980	546,687
Mitsui Chemicals	Japan	202,000	1,021,729
Pilkington Plc	United Kingdom	169,430	290,844
Rhodia SA p	France	59,880	768,238

			2,971,608

Construction Materials – 3.3%
Aggregate Indiana Plc	United Kingdom	283,800	339,356
Cheung Kong Infrastructure Holdings * p	Hong Kong	73,000	116,066
CRH Plc	Ireland	83,121	1,399,758
CRH Plc – London Exchange	Ireland	5,124	86,379
Ferretti SpA *	Italy	261,000	923,973
Lafarge SA p	France	12,859	1,235,611
Morgan Crucible Co. Plc	United Kingdom	98,000	413,754
Ube Industries	Japan	206,000	471,800

			4,986,697

Containers & Packaging – 0.3%
Rengo Co. p	Japan	130,000	429,248

Metals & Mining – 3.8%
Anglo American Plc	United Kingdom	5,000	317,357
Corus Group	United Kingdom	370,000	378,439
Hindalco Industries, Ltd., GDR 144A	India	4,000	79,200
Johnson Matthey Plc	United Kingdom	27,000	374,648
Kawasaki Steel Corp. * p	Japan	802,000	999,539
Nippon Mining & Metals Co., Ltd.	Japan	44,000	242,140
Nippon Steel Corp.	Japan	526,000	970,566
Nisshin Steel Co., Ltd. p	Japan	279,000	293,530
Pohang Iron & Steel, Ltd., ADR	South Korea	8,000	160,080
Rio Tinto Plc	United Kingdom	44,550	902,400
Sumitomo Metal Industries	Japan	786,000	642,463
Yamato Kogyo Co.	Japan	69,000	290,373
Yanzhou Coal Mining Co., Ltd.	China	140,000	57,443

			5,708,178

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – continued

MATERIALS – continued

Paper & Forest Products – 0.2%
Rexam Plc	United Kingdom	84,880	$ 354,549

TELECOMMUNICATION SERVICES – 3.5%

Diversified Telecommunication Services – 2.0%
Asia Satellite Telecommunications Holdings, Ltd.	Hong Kong	114,000	259,456
Brasil Telecom Participacoes SA, ADR	Brazil	5,200	223,288
Cable & Wireless Plc	United Kingdom	38,000	279,134
Korea Telecom Corp.	South Korea	5,000	138,150
Mahanagar Telephone Nigam, Ltd.	United States	4,500	60,750
Nippon Telegraph & Telephone Corp.	Japan	224	1,423,057
Sumida Corp.	Japan	15,000	478,291
Telefonos de Mexico SA de CV (“Telmex”)	Mexico	5,280	182,688

			3,044,814

Wireless Telecommunications Services – 1.5%
China Telecom (Hong Kong), Ltd. *	Hong Kong	80,000	393,897
Orange SA p	France	158,845	1,674,310
Telemig Celular Participacoes SA, ADR	Brazil	4,650	176,700

			2,244,907

UTILITIES – 2.7%

Electric Utilities – 1.2%
Electricity Generating Public Co.	Thailand	183,000	147,322
Innogy Holdings Plc *	United Kingdom	168,780	497,970
National Power Plc	United Kingdom	132,500	570,045
Scot & Southern Energy Plc	United Kingdom	44,000	377,652
United Utilities Plc	United Kingdom	23,895	205,604

			1,798,593

Gas Utilities – 1.0%
Gas Natural Sdg	Spain	86,062	1,496,627

Water Utilities – 0.5%
AWG Plc *	United Kingdom	47,000	366,759
Kelda Group Plc	United Kingdom	77,844	394,756

			761,515

Total Common Stocks (cost $146,745,932)			141,966,301

PREFERRED STOCKS – 1.2%

CONSUMER DISCRETIONARY – 1.2%

Automobiles – 1.2%
Porsche Ag (cost $1,231,664)	Germany	5,600	1,833,414

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

CONVERTIBLE DEBENTURES – 0.3%

FINANCIALS – 0.3%

Diversified Financials – 0.3%
Nichiei Co., Ltd., 0.875%, 03/31/2005	Japan	30,000,000	$ 392,247

HEALTH CARE – 0.0%

Pharmaceuticals – 0.0%
Scotia Holdings Plc, 8.50%, 03/26/2002 144A	United Kingdom	19,000	3,397

Total Convertible Debentures (cost $311,847)			395,644

WARRANTS – 0.3%

FINANCIALS – 0.3%

Banks – 0.3%
KBC Financial, Expires 03/01/2002 *	United States	18,500	55,500
KBC Financial, Expires 08/23/2002 *	United States	9,000	67,500
KBC Financial, Expires 10/25/2002 *	United States	19,000	173,280
KBC Financial, Expires 07/04/2003 *	United States	7,500	33,750
KBC Financial, Expires 10/25/2010 *	United States	8,000	62,000

			392,030

Diversified Financials – 0.0%
Credit Suisse AG, Expires 08/01/2002 *	Switzerland	700,000	22,750

Total Warrants (cost $798,143)			414,780

MUTUAL FUND SHARES – 0.3%
Atlantis Korean Smaller Co.	United States	5,000	72,500
Taiwan Opportunities Fund, Ltd.	Taiwan	39,333	381,530

Total Mutual Fund Shares (cost $486,317)			454,030

SHORT-TERM INVESTMENTS – 23.4%

MONEY MARKET FUND SHARES – 23.4%
Evergreen Select Money Market Fund	United States	2,310,489	2,310,489
Navigator Prime Portfolio pp	United States	33,201,927	33,201,927

Total Short-Term Investments (cost $35,512,416)			35,512,416

Total Investments – (cost $185,086,319) – 119.2%			180,576,585
Other Assets and Liabilities – (19.2%)			(29,137,901)

Net Assets – 100.0%			$151,438,684

EVERGREEN
Perpetual International Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

At April 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

Japan	$39,270,190	21.8%
United States	37,260,975	20.6%
United Kingdom	33,624,490	18.6%
France	16,909,805	9.4%
Netherlands	9,630,729	5.3%
Germany	8,591,998	4.8%
Italy	5,753,924	3.2%
Hong Kong	5,492,135	3.0%
Spain	4,866,459	2.7%
Ireland	4,129,444	2.3%
Finland	2,433,306	1.3%
Switzerland	2,162,310	1.2%
Denmark	2,087,755	1.2%
Taiwan	1,635,235	0.9%
South Korea	1,296,193	0.7%
Singapore	1,105,749	0.6%
Norway	1,061,366	0.6%
Brazil	916,698	0.5%
Mexico	500,395	0.3%
Sweden	499,341	0.3%
Indonesia	456,354	0.3%
China	279,542	0.2%
Malaysia	238,195	0.1%
Thailand	185,942	0.1%
Philippines	85,876	0.0%
India	79,200	0.0%
Belgium	22,979	0.0%

	$180,576,585	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Precious Metals Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS – 95.7%

FINANCIALS – 0.5%

Banks – 0.5%
Standard Bank Investment Corp., Ltd.	South Africa	81,282	$ 325,432

MATERIALS – 95.2%

Metals & Mining – 95.2%
Agnico-Eagle Mines, Ltd.	Canada	420,000	3,159,711
Anglo-American Platinum Corp., Ltd.	South Africa	50,800	2,277,460
AngloGold, Ltd.	South Africa	80,819	2,868,420
Avgold, Ltd. *	South Africa	2,074,000	1,154,518
Barrick Gold Corp.	Canada	90,000	1,479,600
Barrick Gold Corp. – Canadian Exchange	Canada	118,700	1,943,558
Canyon Resources Corp.	United States	617,398	691,486
Compania de Minas Buenaventura SA, ADR *	Peru	78,100	1,176,186
Delta Gold NL	Australia	1,338,589	839,944
Franco Nevada Mining, Ltd.	Canada	303,113	3,552,105
Gabriel Resources, Ltd.	Canada	100,000	237,630
Gencor, Ltd.	South Africa	691,400	2,729,437
Geomaque Exploration, Ltd. *	Canada	800,000	177,083
Goldcorp, Inc.	Canada	100,000	867,000
Goldcorp, Inc., Class A – Canadian Exchange	Canada	401,700	3,399,805
Goldfields, Ltd.	South Africa	766,755	3,346,795
Harmony Gold Mining, Ltd.	South Africa	575,200	2,829,440
Homestake Mining Co.	United States	467,200	2,910,656
Impala Platinum Holdings, Ltd.	South Africa	50,000	2,397,260
Kinross Gold Corp. *	Canada	1,110,000	610,500
Lihir Gold, Ltd. *	Papua New Guinea	1,000,000	352,003
Meridian Gold, Inc. *	Canada	546,500	4,535,950
Meridian Gold, Inc. – Canadian Exchange *	Canada	25,000	205,892
Miramar Mining Corp.	Canada	264,600	220,500
Namibian Minerals Corp.	Canada	75,000	65,625
Newcrest Mining, Ltd.	Australia	750,000	1,369,753
Newmont Mining Corp.	United States	113,300	2,065,459
Normandy Mining, Ltd.	Australia	1,084,824	542,354
Orvana Minerals Corp. *	Canada	337,100	25,239
Placer Dome, Inc.	Canada	217,500	2,201,100
Placer Dome, Inc. – Canadian Exchange	Canada	65,000	674,967
Randgold Resources, Inc., GDR 144A *	South Africa	135,000	607,500
Repadre Capital Corp. *	Canada	300,000	527,344
Rio Narcea Gold Mine, Inc. *	Canada	127,200	53,828
Sons of Gwalia, Ltd.	Australia	549,600	2,327,141
Stillwater Mining Co. *	United States	34,250	1,047,023
Teck Corp., Class B	Canada	225,000	2,264,648
Viceroy Resource Corp. *	Canada	1,000,000	162,760

			57,897,680

Total Common Stocks (cost $64,988,812)			58,223,112

EVERGREEN
Precious Metals Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Country	Shares	Value

SHORT-TERM INVESTMENTS – 3.6%
MONEY MARKET FUND SHARES – 3.6%
Evergreen Select Money Market Fund (cost $2,163,908) ø	United States	2,163,908	$ 2,163,908

Total Investments – (cost $67,152,720) – 99.3%			60,387,020
Other Assets and Liabilities – 0.7%			422,181

Net Assets – 100.0%			$60,809,201

At April 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

Canada	$26,364,845	43.7%
South Africa	18,536,262	30.7%
United States	8,878,532	14.7%
Australia	5,079,192	8.4%
Peru	1,176,186	1.9%
Papua New Guinea	352,003	0.6%

	$60,387,020	100.0%

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments

Symbol	Description

144A
Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

*	Non-income producing security.
p	All or a portion of this security is on loan.
pp	Represents investment of cash collateral received for securities on loan.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt

See Combined Notes to Financial Statements.
EVERGREEN
Global and International Funds
Statements of Assets and Liabilities
April 30, 2001 (Unaudited)

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Growth Fund

Assets

Identified cost of securities	$54,149,196	$279,550,512	$172,394,242	$674,864,738

Net unrealized gains or losses on securities	(3,344,389)	82,195,429	19,051,451	44,121,834

Market value of securities	50,804,807	361,745,941	191,445,693	718,986,572

Cash	0	0	0	331,757

Foreign currency, at value (cost $229,533, $47,698, $4,501,029 and $13,688,085, respectively)	224,730	47,017	4,469,823	13,114,891

Receivable for securities sold	171,958	1,031,664	2,593,923	1,366,389

Receivable for Fund shares sold	876,304	2,000,479	1,148,203	12,775,204

Dividends and interest receivable	179,217	732,115	282,422	3,734,377

Receivable for closed forward foreign currency exchange contracts	0	0	37,005	202,600

Prepaid expenses and other assets	47,553	73,316	16,305	59,465

Total assets	52,304,569	365,630,532	199,993,374	750,571,255

Liabilities

Payable for securities purchased	0	0	7,152,717	28,715,997

Payable for Fund shares redeemed	22,962	874,799	546,442	3,224,054

Payable for closed forward foreign currency exchange contracts	0	0	68,567	601,636

Unrealized losses on forward foreign currency exchange contracts	0	0	103,277	762,949

Payable for securities on loan	0	32,020,147	0	0

Due to custodian bank	375,056	0	0	0

Advisory fee payable	1,964	7,890	4,726	10,240

Distribution Plan expenses payable	113	6,037	3,785	2,029

Due to other related parties	138	907	519	1,931

Accrued expenses and other liabilities	17,661	37,678	212,837	440,974

Total liabilities	417,894	32,947,458	8,092,870	33,759,810

Net assets	$51,886,675	$332,683,074	$191,900,504	$716,811,445

Net assets represented by

Paid-in capital	$64,233,100	$251,500,575	$203,988,698	$732,684,795

Undistributed (overdistributed) net investment income (loss)	(51,206)	(1,743,432)	(1,440,529)	3,189,125

Accumulated net realized gains or losses on securities, futures contracts and foreign currency related transactions	(8,945,438)	740,880	(29,561,232)	(61,787,550)

Net unrealized gains or losses on securities and foreign currency related transactions	(3,349,781)	82,185,051	18,913,567	42,725,075

Total net assets	$51,886,675	$332,683,074	$191,900,504	$716,811,445

Net assets consists of

Class A	$ 6,242,720	$112,259,653	$ 68,496,365	$124,023,588

Class B	2,100,047	186,842,775	99,902,979	40,100,969

Class C	722,852	5,927,625	22,797,549	4,389,085

Class I**	42,821,056	27,653,021	703,611	548,297,803

Total net assets	$51,886,675	$332,683,074	$191,900,504	$716,811,445

Shares outstanding

Class A	772,136	6,963,389	3,888,310	16,681,028

Class B	271,306	12,025,340	6,323,202	5,490,939

Class C	93,314	382,257	1,437,414	600,957

Class I**	5,219,168	1,690,415	39,474	73,587,996

Net asset value per share

Class A	$ 8.09	$ 16.12	$ 17.62	$ 7.44

Class A—Offering price (based on sales charge of 5.75%)	$ 8.58	$ 17.10	$ 18.69	$ 7.89

Class B	$ 7.74	$ 15.54	$ 15.80	$ 7.30

Class C	$ 7.75	$ 15.51	$ 15.86	$ 7.30

Class I**	$ 8.20	$ 16.36	$ 17.82	$ 7.45

**	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Assets and Liabilities
April 30, 2001 (Unaudited)

	Latin America Fund	Perpetual Global Fund	Perpetual International Fund	Precious Metal Fund

Assets

Identified cost of securities	$15,183,505	$169,635,112	$185,086,319	$ 67,152,720

Net unrealized gains or losses on securities	6,284,937	(1,678,520)	(4,509,734)	(6,765,700)

Market value of securities	21,468,442	167,956,592	180,576,585	60,387,020

Investment in wholly-owned unconsolidated foreign subsidiary, at value	0	0	0	903,997

Cash	0	94,589	0	0

Foreign currency, at value (cost $122,626, $26,887, $67,662 and $0, respectively)	116,751	25,899	64,033	0

Receivable for securities sold	2,754,242	1,239,006	1,464,273	0

Receivable for Fund shares sold	4,112	39,860	3,619,592	40,796

Dividends and interest receivable	143,000	496,731	714,279	53,355

Receivable for closed forward foreign currency exchange contracts	0	663,560	1,041,349	0

Deferred organization expenses	0	0	3,228	0

Prepaid expenses and other assets	66,754	59,950	127,984	73,770

Total assets	24,553,301	170,576,187	187,611,323	61,458,938

Liabilities

Payable for securities purchased	1,460,949	7,376	26,263	562,330

Payable for Fund shares redeemed	75,716	1,098,004	2,743,278	39,712

Payable for closed forward foreign currency exchange contracts	0	88,623	138,216	0

Payable for securities on loan	0	17,332,647	33,201,927	0

Demand note payable	0	1,300,000	0	0

Due to custodian bank	376,455	0	0	0

Advisory fee payable	410	4,347	4,067	1,100

Distribution Plan expenses payable	428	3,002	2,336	556

Due to other related parties	62	621	407	167

Accrued expenses and other liabilities	3,358	77,618	56,145	45,872

Total liabilities	1,917,378	19,912,238	36,172,639	649,737

Net assets	$22,635,923	$150,663,949	$151,438,684	$ 60,809,201

Net assets represented by

Paid-in capital	$37,005,353	$165,450,670	$163,140,506	$169,041,499

Undistributed (overdistributed) net investment income (loss)	96,290	(2,144,566)	(2,122,232)	766,752

Accumulated net realized losses on securities and foreign currency related transactions	(20,758,207)	(10,944,172)	(5,043,326)	(102,234,842)

Net unrealized gains or losses on securities and foreign currency related transactions	6,292,487	(1,697,983)	(4,536,264)	(6,764,208)

Total net assets	$22,635,923	$150,663,949	$151,438,684	$ 60,809,201

Net assets consists of

Class A	$ 8,988,410	$ 55,409,554	$ 82,795,467	$ 54,020,869

Class B	10,222,635	3,502,597	4,806,318	6,512,451

Class C	3,136,018	91,729,382	60,597,582	274,807

Class I**	288,860	22,416	3,239,317	1,074

Total net assets	$22,635,923	$150,663,949	$151,438,684	$ 60,809,201

Shares outstanding

Class A	887,358	3,151,072	5,679,329	4,768,605

Class B	1,059,117	201,676	331,052	588,559

Class C	325,488	5,619,376	4,288,593	24,854

Class I**	28,256	1,261	219,282	96

Net asset value per share

Class A	$ 10.13	$ 17.58	$ 14.58	$ 11.33

Class A—Offering price (based on sales charge of 5.75%)	$ 10.75	$ 18.65	$ 15.47	$ 12.02

Class B	$ 9.65	$ 17.37	$ 14.52	$ 11.07

Class C	$ 9.63	$ 16.32	$ 14.13	$ 11.06

Class I**	$ 10.22	$ 17.78	$ 14.77	$ 11.19

**	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Operations
Six Months Ended April 30, 2001 (Unaudited)

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Growth Fund

Investment income

Dividends (net of foreign withholding taxes of $46,317, $197,451, $111,769, and $696,387, respectively)	$ 525,910	$ 1,893,628	$ 599,561	$ 6,092,458

Interest	12,570	25,065	311,467	814,104

Securities lending income	0	115,945	122	0

Total investment income	538,480	2,034,638	911,150	6,906,562

Expenses

Advisory fee	382,697	1,556,019	939,911	1,893,792

Distribution Plan expenses	21,765	1,180,776	785,862	385,654

Administrative services fees	26,950	178,853	103,696	360,756

Transfer agent fee	49,948	679,484	335,314	456,339

Trustees’ fees and expenses	559	3,347	2,125	8,790

Printing and postage expenses	5,596	30,815	29,228	79,624

Custodian fee	61,417	117,871	91,543	502,299

Registration and filing fees	21,694	2,034	17,977	4,144

Professional fees	10,172	10,220	33,426	10,567

Interest expense	0	4,606	0	1,652

Other	7,918	689	3,394	767

Total expenses	588,716	3,764,714	2,342,476	3,704,384

Less: Expense reductions	(1,211)	(7,866)	(6,414)	(16,073)

Net expenses	587,505	3,756,848	2,336,062	3,688,311

Net investment income (loss)	(49,025)	(1,722,210)	(1,424,912)	3,218,251

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions

Net realized gains or losses on:

Securities	(2,629,218)	713,779	(25,984,339)	(57,721,400)

Futures contracts	0	0	0	(102,522)

Foreign currency related transactions	(35,430)	52,482	120,826	3,262,526

Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(2,664,648)	766,261	(25,863,513)	(54,561,396)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(314,697)	(45,451,807)	(5,220,445)	7,106,567

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions	(2,979,345)	(44,685,546)	(31,083,958)	(47,454,829)

Net decrease in net assets resulting from operations	$(3,028,370)	$(46,407,756)	$(32,508,870)	$(44,236,578)

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Operations
Six Months Ended April 30, 2001 (Unaudited)

	Latin America Fund	Perpetual Global Fund	Perpetual International Fund	Precious Metals Fund

Investment income

Dividends (net of foreign withholding taxes of $14,141, $102,218, $191,685, and $30,001, respectively)	$ 365,858	$ 1,038,637	$1,106,975	$ 1,329,538

Interest	6,859	49,748	35,432	22,857

Securities lending income	0	50,292	90,854	0

Total investment income	372,717	1,138,677	1,233,261	1,352,395

Expenses

Advisory fee	80,340	891,396	813,819	182,193

Distribution Plan expenses	92,183	617,990	467,679	93,358

Administrative services fees	12,173	128,131	81,382	27,605

Transfer agent fee	58,577	228,565	188,302	204,295

Trustees’ fees and expenses	297	1,980	1,664	754

Printing and postage expenses	2,087	23,066	23,446	5,757

Custodian fee	15,787	133,248	120,281	37,453

Registration and filing fees	2,127	25,039	14,183	5,629

Professional fees	9,922	9,026	9,050	8,255

Organization expenses	0	0	1,500	0

Interest expense	0	13,467	43,956	0

Other	424	13,370	2,714	17,813

Total expenses	273,917	2,085,278	1,767,976	583,112

Less: Expense reductions	(904)	(3,453)	(4,618)	(1,403)

Net expenses	273,013	2,081,825	1,763,358	581,709

Net investment income (loss)	99,704	(943,148)	(530,097)	770,686

Equity in earnings of wholly-owned, unconsolidated foreign subsidiary	0	0	0	11,866

Net realized and unrealized gains or losses on securities and foreign currency related transactions

Net realized gains or losses on:

Securities	917,565	(10,425,710)	(5,739,900)	1,347,772

Foreign currency related transactions	(17,876)	1,396,676	1,740,899	(40,426)

Net realized gains or losses on securities and foreign currency related transactions	899,689	(9,029,034)	(3,999,001)	1,307,346

Net change in unrealized gains or losses on securities and foreign currency related transactions	(1,887,587)	(3,858,193)	(5,069,645)	12,414,275

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(987,898)	(12,887,227)	(9,068,646)	13,721,621

Net increase (decrease) in net assets resulting from operations	$ (888,194)	$(13,830,375)	$(9,598,743)	$14,504,173

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Changes in Net Assets
Six Months Ended April 30, 2001 (Unaudited)

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Growth Fund

Operations

Net investment income (loss)	$ (49,025)	$ (1,722,210)	$ (1,424,912)	$ 3,218,251

Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(2,664,648)	766,261	(25,863,513)	(54,561,396)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(314,697)	(45,451,807)	(5,220,445)	7,106,567

Net decrease in net assets resulting from operations	(3,028,370)	(46,407,756)	(32,508,870)	(44,236,578)

Distributions to shareholders from

Net investment income

Class A	0	0	0	(280,688)

Class B	0	0	0	(74,209)

Class C	0	0	0	(4,529)

Class I**	0	0	0	(1,358,748)

Net realized gains

Class A	0	(5,694,960)	(17,017,067)	(10,013,120)

Class B	0	(9,980,404)	(38,751,198)	(3,864,367)

Class C	0	(275,023)	(7,896,964)	(196,383)

Class I**	0	(1,764,744)	(191,848)	(43,111,568)

Total distributions to shareholders	0	(17,715,131)	(63,857,077)	(58,903,612)

Capital share transactions

Proceeds from shares sold	6,038,017	25,761,568	22,845,411	149,355,216

Net asset value of shares issued in reinvestment of distributions	0	16,801,330	57,352,928	57,035,427

Payment for shares redeemed	(8,403,259)	(53,288,900)	(34,563,060)	(137,731,796)

Net increase (decrease) in net assets resulting from capital share transactions	(2,365,242)	(10,726,002)	45,635,279	68,658,847

Total decrease in net assets	(5,393,612)	(74,848,889)	(50,730,668)	(34,481,343)

Net assets

Beginning of period	57,280,287	407,531,963	242,631,172	751,292,788

End of period	$51,886,675	$332,683,074	$191,900,504	$716,811,445

Undistributed (overdistributed) net investment income (loss)	$ (51,206)	$ (1,743,432)	$ (1,440,529)	$ 3,189,125

**	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Changes in Net Assets
Six Months Ended April 30, 2001 (Unaudited)

	Latin America Fund	Perpetual Global Fund	Perpetual International Fund	Precious Metals Fund

Operations

Net investment income (loss)	$ 99,704	$ (943,148)	$ (530,097)	$ 770,686

Equity in earnings of wholly-owned unconsolidated foreign subsidiary	0	0	0	11,866

Net realized gains or losses on securities and foreign currency related transactions	899,689	(9,029,034)	(3,999,001)	1,307,346

Net change in unrealized gains or losses on securities and foreign currency related transactions	(1,887,587)	(3,858,193)	(5,069,645)	12,414,275

Net increase (decrease) in net assets resulting from operations	(888,194)	(13,830,375)	(9,598,743)	14,504,173

Distributions to shareholders from

Net investment income

Class A	0	0	0	(177,120)

Class B	0	0	0	(14,928)

Class C	0	0	0	(603)

Class I**	0	0	0	(4)

Net realized gains

Class A	0	(5,214,006)	(5,044,782)	0

Class B	0	(271,430)	(269,153)	0

Class C	0	(8,974,529)	(3,793,275)	0

Class I**	0	(1,692)	(175,469)	0

Total distributions to shareholders	0	(14,461,657)	(9,282,679)	(192,655)

Capital share transactions

Proceeds from shares sold	4,560,674	6,469,155	44,292,782	9,533,543

Net asset value of shares issued in reinvestment of distributions	0	14,045,069	8,993,842	160,845

Payment for shares redeemed	(7,447,684)	(42,618,177)	(70,107,957)	(13,134,920)

Net decrease in net assets resulting from capital share transactions	(2,887,010)	(22,103,953)	(16,821,333)	(3,440,532)

Total increase (decrease) in net assets	(3,775,204)	(50,395,985)	(35,702,755)	10,870,986

Net assets

Beginning of period	26,411,127	201,059,934	187,141,439	49,938,215

End of period	$22,635,923	$150,663,949	$151,438,684	$60,809,201

Undistributed (overdistributed) net investment income (loss)	$ 96,290	$ (2,144,566)	$ (2,122,232)	$ 766,752

**	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Changes in Net Assets
Year Ended October 31, 2000

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Growth Fund

Operations
Net investment income (loss)	$ (328,914)	$ (2,352,786)	$ (3,442,158)	$ 6,684,808
Net realized gains on securities, futures contracts and foreign currency related transactions	4,851,380	20,127,558	74,990,062	93,546,437
Net change in unrealized gains or losses on securities and foreign currency related transactions	(9,712,285)	8,168,680	(28,154,861)	(66,034,488)

Net increase (decrease) in net assets resulting from operations	(5,189,819)	25,943,452	43,393,043	34,196,757

Distributions to shareholders from
Net investment income
Class A	0	0	0	(1,647,272)
Class B	0	0	0	(434,017)
Class C	0	0	0	(14,174)
Class I**	0	0	0	(8,437,450)
Net realized gains
Class A	0	(2,399,007)	(8,748,259)	(5,822,537)
Class B	0	(3,743,776)	(21,954,075)	(3,020,380)
Class C	0	(81,393)	(3,916,863)	(108,412)
Class I**	0	(756,519)	(19,537)	(24,547,445)

Total distributions to shareholders	0	(6,980,695)	(34,638,734)	(44,031,687)

Capital share transactions
Proceeds from shares sold	35,436,407	888,147,749	147,047,823	340,923,457
Net asset value of shares issued in reinvestment of distributions	0	6,660,512	24,403,217	39,812,987
Payment for shares redeemed	(38,204,214)	(951,005,786)	(122,567,918)	(319,066,224)

Net increase (decrease) in net assets resulting from capital share transactions	(2,767,807)	(56,197,525)	48,883,122	61,670,220

Total increase (decrease) in net assets	(7,957,626)	(37,234,768)	57,637,431	51,835,290
Net assets
Beginning of period	65,237,913	444,766,731	184,993,741	699,457,498

End of period	$57,280,287	$407,531,963	$242,631,172	$751,292,788

Undistributed (overdistributed) net investment income (loss)	$ (2,181)	$ (21,222)	$ (15,617)	$ 1,689,048

** Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Changes in Net Assets
Year Ended October 31, 2000

	Latin America Fund	Perpetual Global Fund	Perpetual International Fund	Precious Metals Fund

Operations
Net investment income (loss)	$ (189,773)	$ (2,345,002)	$ (876,918)	$ 23,083
Equity in earnings of wholly-owned unconsolidated foreign subsidiary	0	0	0	28,179
Net realized gains or losses on securities and foreign currency related transactions	4,523,262	16,834,912	10,310,764	(11,356,860)
Net change in unrealized gains or losses on securities and foreign currency related transactions	2,915,643	(17,156,765)	(17,514,815)	(8,545,764)

Net increase (decrease) in net assets resulting from operations	7,249,132	(2,666,855)	(8,080,969)	(19,851,362)

Distributions to shareholders from
Net realized gains
Class A	0	(12,054,416)	(9,627,089)	0
Class B	0	(55,946)	(88,878)	0
Class C	0	(19,605,127)	(6,472,082)	0
Class I**	0	(195)	(681,351)	0

Total distributions to shareholders	0	(31,715,684)	(16,869,400)	0

Capital share transactions
Proceeds from shares sold	11,139,999	60,430,699	141,985,886	20,756,823
Net asset value of shares issued in reinvestment of distributions	0	30,583,329	16,242,631	0
Payment for shares redeemed	(21,570,226)	(76,037,526)	(107,078,668)	(34,600,038)

Net increase (decrease) in net assets resulting from capital share transactions	(10,430,227)	14,976,502	51,149,849	(13,843,215)

Total increase (decrease) in net assets	(3,181,095)	(19,406,037)	26,199,480	(33,694,577)
Net assets
Beginning of period	29,592,222	220,465,971	160,941,959	83,632,792

End of period	$26,411,127	$201,059,934	$187,141,439	$49,938,215

Undistributed (overdistributed) net investment income (loss)	$ (3,414)	$ (1,201,418)	$ (1,592,135)	$ 188,721

** Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Global and International Funds consist of Evergreen Emerging Markets Growth Fund (“Emerging Markets Growth Fund”), Evergreen Global Leaders Fund (“Global Leaders Fund”), Evergreen Global Opportunities Fund (“Global Opportunities Fund”), Evergreen International Growth Fund (“International Growth Fund”), Evergreen Latin America Fund (“Latin America Fund”), Evergreen Perpetual Global Fund, (“Perpetual Global Fund”), Evergreen Perpetual International Fund (“Perpetual International Fund”) and Evergreen Precious Metals Fund (“Precious Metals Fund”) (collectively, the “Funds”). Each Fund is a diversified series of Evergreen International Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation
All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.
Combined Notes to Financial Statements (Unaudited) (continued)

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

D. Foreign Currency Contracts
A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Securities Lending
The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

F. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

H. Distributions
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

I. Class Allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

J. Organization Expenses
Organization expenses for Perpetual International Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.
Combined Notes to Financial Statements (Unaudited) (continued)

3. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., a wholly-owned, unconsolidated foreign subsidiary of the Precious Metals Fund, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At April 30, 2001, the fair value of the Fund’s investment in the foreign subsidiary was determined as follows:

Cash and cash equivalents	$941,462
Accrued expenses and other liabilities	(37,465)

$903,997

During the six months ended April 30, 2001, the foreign subsidiary had no purchases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment income of $27,040, $15,174 and $11,866 respectively. Management fees paid or accrued to EIMC totaled $2,916 during the six months ended April 30, 2001.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

During the six months ended April 30, 2001 the Funds’ Board of Trustees approved the transfer of the investment advisory contracts with Evergreen Asset Management Corp. and First Union National Bank (“FUNB”) to Evergreen Investment Management Company, LLC (“EIMC”). These changes were effective for Global Leaders Fund and Emerging Markets Growth Fund on November 1, 2000 and on May 11, 2001, respectively. Accordingly the sub-advisory agreement with EIMC for the Emerging Markets Growth Fund was terminated. Under Securities and Exchange Commission rules and no-action letters, the transfers did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed.

EIMC, an indirect, wholly owned subsidiary of First Union, is the investment advisor to the Emerging Markets Growth Fund, Global Leaders Fund, Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund and is paid a management fee that is calculated and paid daily. The management fee for Global Leaders Fund is computed at an annual rate of 0.87% of the Fund’s average daily net assets. The management fee for the remaining funds is computed by applying percentage rates, that decline as net assets increase, to the Fund’s average daily net assets as identified below:

Average Daily Net Assets	Emerging Markets Growth Fund

on the first $100 million	1.42%
on the next $100 million	1.37%
on the next $100 million	1.32%
in excess of $300 million	1.27%

Average Daily Net Assets	Global Opportunities Fund	International Growth Fund	Latin America Fund

on the first $200 million	0.91%	0.66%	0.66%
on the next $200 million	0.86%	0.56%	0.56%
on the next $200 million	0.76%	0.46%	0.46%
in excess of $600 million	0.66%	0.36%	0.36%

Average Daily Net Assets	Precious Metals Fund

on the first $100 million	0.660%
on the next $100 million	0.535%
in excess of $200 million	0.410%

For Precious Metals Fund, Harbor Capital Management Company, Inc. (“Harbor Capital”) is a consultant to EIMC and its subsidiary pursuant to a Consultant Agreement. In accordance with the terms of the Consultant Agreement, Harbor Capital provides EIMC with monthly reports discussing the world’s gold bullion markets, the gold stock markets, and advice regarding economic factors and trends in the precious metals sectors. For its services, Harbor Capital receives from EIMC a fee at the annual rate of 0.035% of the Fund’s average daily net assets. Expenses associated with these services are a cost of EIMC and are not a Fund expense.

Mentor Perpetual Advisors, LLC (“Mentor Perpetual”), an advisory firm organized in 1995, is owned equally by Perpetual plc and EIMC. Perpetual plc is a subsidiary of AMVESCAP PLC. Mentor Perpetual is the investment advisor to the Perpetual Global Fund and the Perpetual International Fund and is paid a management fee that is calculated and paid daily. The management fee for Perpetual International Fund is calculated at an annual rate of 1.00% of the Fund’s average daily net assets. The management fee for Perpetual Global Fund is computed by applying percentage rates, that decline as net assets increase, to the Fund’s average daily net assets as identified below:

Average Daily Net Assets
on the first $75 million	1.10%
in excess of $75 million	1.00%

Mentor Perpetual has contracted with Perpetual Portfolio Management Limited (“PPM”) to perform sub-advisory services for the Perpetual Global Fund and Perpetual International Fund. PPM, a wholly owned subsidiary of Perpetual plc, is paid for its sub-advisory services by Mentor Perpetual.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s (except Perpetual Global Fund) average daily net assets. For the Perpetual Global Fund, EIS is paid an administration fee of 0.15% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00%
Class C	1.00%

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.
Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C

Emerging Markets Growth Fund	$ 7,219	$ 11,312	$ 3,234
Global Leaders Fund	147,712	1,002,354	30,710
Global Opportunities Fund	82,541	580,237	123,084
International Growth Fund	154,662	216,970	14,022
Latin America Fund	9,265	66,596	16,322
Perpetual Global Fund	78,701	17,878	521,411
Perpetual International Fund	110,005	24,433	333,241
Precious Metals Fund	60,895	31,109	1,354

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

EMERGING MARKETS GROWTH FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	528,017	$4,330,960	2,104,066	$23,896,123
Automatic conversion of Class B shares to Class A shares	1,510	12,782	10,657	134,260
Shares redeemed	(497,246)	(4,144,317)	(2,275,416)	(25,894,043)

Net increase (decrease)	32,281	199,425	(160,693)	(1,863,660)

Class B
Shares sold	53,599	450,007	225,509	2,254,069
Automatic conversion of Class B shares to Class A shares	(1,575)	(12,782)	(11,030)	(134,260)
Shares redeemed	(70,164)	(549,594)	(308,239)	(3,083,826)

Net decrease	(18,140)	(112,369)	(93,760)	(964,017)

Class C
Shares sold	40,495	330,278	162,158	1,705,644
Shares redeemed	(17,493)	(138,078)	(205,322)	(2,092,397)

Net increase (decrease)	23,002	192,200	(43,164)	(386,753)

Class I
Shares sold	110,193	926,772	633,860	7,580,571
Shares redeemed	(426,905)	(3,571,270)	(662,444)	(7,133,948)

Net increase (decrease)	(316,712)	(2,644,498)	(28,584)	446,623

Net decrease in net assets resulting from capital share transactions		$(2,365,242)		$ (2,767,807)

Combined Notes to Financial Statements (Unaudited) (continued)

GLOBAL LEADERS FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	973,685	$16,122,428	3,543,290	$ 29,482,483
Automatic conversion of Class B shares to Class A shares	51,235	850,879	10	77
Shares issued in reinvestment of distributions	310,497	5,356,066	1,318	10,188
Shares redeemed	(1,440,508)	(24,316,586)	(3,428,541)	(28,781,121)

Net increase (decrease)	(105,091)	(1,987,213)	116,077	711,627

Class B
Shares sold	432,340	7,123,012	407,049	3,522,757.00
Automatic conversion of Class B shares to Class A shares	(53,079)	(850,879)	(11)	(77)
Shares issued in reinvestment of distributions	580,361	9,680,416	525	3,951
Shares redeemed	(1,074,176)	(17,246,596)	(410,595)	(3,530,980)

Net decrease	(114,554)	(1,294,047)	(3,032)	(4,349)

Class C
Shares sold	101,742	1,723,467	683,522	5,671,715
Shares issued in reinvestment of distributions	13,853	230,657	128	965
Shares redeemed	(61,646)	(1,008,823)	(645,248)	(5,421,662)

Net increase	53,949	945,301	38,402	251,018

Class I
Shares sold	47,614	792,661	606,350	5,374,900
Shares issued in reinvestment of distributions	87,718	1,534,191	12,822	99,883
Shares redeemed	(618,237)	(10,716,895)	(1,201,144)	(9,809,452)

Net decrease	(482,905)	(8,390,043)	(581,972)	(4,334,669)

Net decrease in net assets resulting from capital share transactions		$(10,726,002)		$ (3,376,373)

GLOBAL OPPORTUNITIES FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	811,132	$15,785,626	2,918,426	$88,427,841
Automatic conversion of Class B shares to Class A shares	498,368	9,649,950	30,718	902,631
Shares issued in reinvestment of distributions	741,424	14,198,274	(2,785,082)	(83,782,150)
Shares redeemed	(625,106)	(12,201,504)	245,682	6,048,679

Net increase	1,425,818	27,432,346	409,744	11,597,001

Class B
Shares sold	258,868	4,574,845	1,436,844	41,500,504
Automatic conversion of Class B shares to Class A shares	(554,692)	(9,649,950)	(1,038,006)	(28,989,358)
Shares issued in reinvestment of distributions	2,064,881	35,557,254	(32,945)	(902,631)
Shares redeemed	(1,026,584)	(17,626,904)	700,434	16,095,967

Net increase	742,473	12,855,245	1,066,327	27,704,482

Class C
Shares sold	132,645	2,354,743	485,117	13,941,452
Shares issued in reinvestment of distributions	428,314	7,405,552	(252,466)	(7,238,896)
Shares redeemed	(261,562)	(4,628,138)	97,180	2,239,034

Net increase	299,397	5,132,157	329,831	8,941,590

Class I
Shares sold	6,541	130,197	97,819	3,178,026
Shares issued in reinvestment of distributions	9,915	191,848	789	19,537
Shares redeemed	(4,860)	(106,514)	(79,544)	(2,557,514)

Net increase	11,596	215,531	19,064	640,049

Net increase in net assets resulting from capital share transactions		$45,635,279		$48,883,122

Combined Notes to Financial Statements (Unaudited) (continued)

INTERNATIONAL GROWTH FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	9,894,126	$76,508,745	19,326,516	$177,374,232
Automatic conversion of Class B shares to Class A shares	20,566	158,789	1,593,787	15,011,782
Shares issued in reinvestment of distributions	1,175,710	9,104,421	740,485	6,517,292
Shares redeemed	(9,787,405)	(76,601,680)	(20,910,222)	(192,809,017)

Net increase	1,302,997	9,170,275	750,566	6,094,289

Class B
Shares sold	454,877	3,489,737	1,405,198	12,859,279
Automatic conversion of Class B shares to Class A shares	(20,907)	(158,789)	(1,607,144)	(15,011,782)
Shares issued in reinvestment of distributions	495,062	3,773,673	367,890	3,169,605
Shares redeemed	(1,266,684)	(9,768,913)	(1,753,274)	(16,067,730)

Net decrease	(337,652)	(2,664,292)	(1,587,330)	(15,050,628)

Class C
Shares sold	573,761	4,260,961	464,294	4,189,884
Shares issued in reinvestment of distributions	25,420	193,770	11,641	100,287
Shares redeemed	(315,822)	(2,382,492)	(430,877)	(3,883,853)

Net increase	283,359	2,072,239	45,058	406,318

Class I
Shares sold	8,376,150	65,095,773	15,920,205	146,500,062
Shares issued in reinvestment of distributions	5,677,954	43,963,563	3,418,624	30,025,803
Shares redeemed	(6,199,285)	(48,978,711)	(11,527,523)	(106,305,624)

Net increase	7,854,819	60,080,625	7,811,306	70,220,241

Net increase in net assets resulting from capital share transactions		$68,658,847		$ 61,670,220

LATIN AMERICA FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	387,202	$4,251,654	853,770	$ 9,717,391
Automatic conversion of Class B shares to Class A shares	343,840	3,514,454	11,661	135,955
Shares redeemed	(294,673)	(3,033,036)	(993,483)	(10,953,971)

Net increase (decrease)	436,369	4,733,072	(128,052)	(1,100,625)

Class B
Shares sold	22,341	233,798	56,516	604,614
Automatic conversion of Class B shares to Class A shares	(343,840)	(3,514,454)	(835,937)	(8,694,072)
Shares redeemed	(398,362)	(3,998,254)	(12,122)	(135,955)

Net decrease	(719,861)	(7,278,910)	(791,543)	(8,225,413)

Class C
Shares sold	5,941	59,996	59,954	594,425
Shares redeemed	(33,098)	(325,183)	(168,594)	(1,738,398)

Net decrease	(27,157)	(265,187)	(108,640)	(1,143,973)

Class I
Shares sold	1,357	15,226	19,432	223,569
Shares redeemed	(8,850)	(91,211)	(15,727)	(183,785)

Net increase (decrease)	(7,493)	(75,985)	3,705	39,784

Net increase (decrease) in net assets resulting from capital share transactions		$(2,887,010)		$(10,430,227)

Combined Notes to Financial Statements (Unaudited) (continued)

PERPETUAL GLOBAL FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	174,387	$ 3,192,883	1,207,356	$ 27,622,125
Automatic conversion of Class B shares to Class A shares	572	9,353	0	0
Shares issued in reinvestment of distributions	282,804	5,079,166	546,666	11,725,991
Shares redeemed	(992,628)	(17,839,536)	(1,686,221)	(38,461,482)

Net increase (decrease)	(534,865)	(9,558,134)	67,801	886,634

Class B
Shares sold	23,877	433,024	240,932	5,536,315
Automatic conversion of Class B shares to Class A shares	(572)	(9,353)	0	0
Shares issued in reinvestment of distributions	14,879	264,839	2,735	58,641
Shares redeemed	(22,849)	(403,118)	(101,246)	(2,412,268)

Net increase	15,335	285,392	142,421	3,182,688

Class C
Shares sold	167,519	2,843,248	1,214,851	25,920,511
Shares issued in reinvestment of distributions	519,988	8,699,401	928,783	18,798,562
Shares redeemed	(1,469,509)	(24,375,523)	(1,603,151)	(33,836,935)

Net increase (decrease)	(782,002)	(12,832,874)	540,483	10,882,138

Class I
Shares sold	0	0	58,230	1,351,748
Shares issued in reinvestment of distributions	92	1,663	6	135
Shares redeemed	0	0	(57,125)	(1,326,841)

Net increase	92	1,663	1,111	25,042

Net increase (decrease) in net assets resulting from capital share transactions		$ (22,103,953)		$ 14,976,502

PERPETUAL INTERNATIONAL FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,589,689	$ 37,646,969	5,047,400	$ 92,202,950
Automatic conversion of Class B shares to Class A shares	59	899	49	940
Shares issued in reinvestment of distributions	333,758	4,949,632	547,336	9,432,272
Shares redeemed	(3,619,878)	(53,557,533)	(4,301,317)	(78,540,954)

Net increase (decrease)	(696,372)	(10,960,033)	1,293,468	23,095,208

Class B
Shares sold	37,059	552,003	469,611	8,624,856
Automatic conversion of Class B shares to Class A shares	(59)	(899)	(49)	(940)
Shares issued in reinvestment of distributions	17,356	257,212	5,118	88,843
Shares redeemed	(43,975)	(652,938)	(167,376)	(3,047,184)

Net increase	10,381	155,378	307,304	5,665,575

Class C
Shares sold	344,240	5,026,041	2,037,835	36,965,650
Shares issued in reinvestment of distributions	256,231	3,694,849	368,535	6,231,921
Shares redeemed	(1,040,728)	(14,875,108)	(1,020,181)	(18,009,403)

Net increase (decrease)	(440,257)	(6,154,218)	1,386,189	25,188,168

Class I
Shares sold	74,121	1,067,769	225,423	4,192,430
Shares issued in reinvestment of distributions	6,139	92,149	28,154	489,595
Shares redeemed	(70,863)	(1,022,378)	(397,779)	(7,481,127)

Net increase (decrease)	9,397	137,540	(144,202)	(2,799,102)

Net increase (decrease) in net assets resulting from capital share transactions		$ (16,821,333)		$ 51,149,849

Combined Notes to Financial Statements (Unaudited) (continued)

PRECIOUS METALS FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	813,941	$ 7,973,049	1,445,780	$15,481,753
Automatic conversion of Class B shares to Class A shares	3,125	30,847	358,322	3,987,483
Shares issued in reinvestment of distributions	14,888	148,880	0	0
Shares redeemed	(1,071,177)	(10,578,104)	(2,638,481)	(27,925,922)

Net decrease	(239,223)	(2,425,328)	(834,379)	(8,456,686)

Class B
Shares sold	148,202	1,470,984	357,251	3,894,198
Automatic conversion of Class B shares to Class A shares	(3,193)	(30,847)	(363,880)	(3,987,483)
Shares issued in reinvestment of distributions	1,169	11,442	0	0
Shares redeemed	(246,343)	(2,408,764)	(480,441)	(5,182,533)

Net decrease	(100,165)	(957,185)	(487,070)	(5,275,818)

Class C
Shares sold	6,297	63,481	125,462	1,379,872
Shares issued in reinvestment of distributions	53	523	0	0
Shares redeemed	(12,044)	(121,985)	(134,582)	(1,491,583)

Net decrease	(5,694)	(57,981)	(9,120)	(111,711)

Class I
Shares sold	2,581	26,029	96	1,000
Shares redeemed	(2,581)	(26,067)	0	0

Net increase (decrease)	0	(38)	96	1,000

Net decrease in net assets resulting from capital share transactions		$ (3,440,532)		$(13,843,215)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 2001:

	Cost of Purchases	Proceeds from Sales

Emerging Markets Growth Fund	$ 7,685,607	$ 10,434,065
Global Leaders Fund	42,090,779	72,292,931
Global Opportunities Fund	244,707,265	258,057,980
International Growth Fund	482,770,752	454,071,928
Latin America Fund	4,612,256	8,425,392
Perpetual Global Fund	150,568,027	176,605,298
Perpetual International Fund	100,284,076	121,614,088
Precious Metals Fund	3,889,325	8,108,901

At April 30, 2001 the Funds had forward foreign currency exchange contracts outstanding as follows:

GLOBAL OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at April 30, 2001	In Exchange for U.S. $	Unrealized Loss

6/21/2001	7,626,103 Euro	$6,761,723	$6,865,000	$(103,277)

INTERNATIONAL GROWTH FUND

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at April 30, 2001	In Exchange for U.S. $	Unrealized Loss

6/21/2001	54,104,528 Euro	$47,972,051	$48,735,000	$(762,949)
Combined Notes to Financial Statements (Unaudited) (continued)

The Global Leaders Fund, Global Opportunities Fund, Perpetual Global Fund and Perpetual International Fund loaned securities during the six months ended April 30, 2001 to certain brokers. At April 30, 2001, the value of securities on loan, the value of collateral (including accrued interest) and income from securities lending were as follows:

	Value of Securities on Loan	Value of Collateral	Income Earned

Global Leaders Fund	$30,951,347	$32,020,147	$115,945
Global Opportunities Fund	0	0	122
Perpetual Global Fund	16,542,792	17,332,647	50,292
Perpetual International Fund	31,754,876	33,201,927	90,854

On April 30, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Emerging Markets Growth Fund	$ 54,149,196	$ 8,690,978	$(12,035,367)	$ (3,344,389)
Global Leaders Fund	279,550,512	106,658,020	(24,462,591)	82,195,429
Global Opportunities Fund	172,394,242	29,128,583	(10,077,132)	19,051,451
International Growth Fund	674,864,738	73,574,639	(29,452,805)	44,121,834
Latin America Fund	15,183,505	6,822,283	(537,346)	6,284,937
Perpetual Global Fund	169,635,112	13,482,757	(15,161,277)	(1,678,520)
Perpetual International Fund	185,086,319	14,404,483	(18,914,217)	(4,509,734)
Precious Metals Fund	67,152,720	15,844,614	(22,610,314)	(6,765,700)

As of October 31, 2000 the Funds had capital loss carryovers for federal income tax purposes as follows:

	Expiration
	2005	2006	2007	2008

Emerging Markets Growth Fund	$ 0	$ 5,898,753	$ 0	$ 0
International Growth Fund	49,425	0	0	0
Latin America Fund	0	15,181,269	5,971,777	0
Precious Metals Fund	4,502,429	50,308,129	33,416,250	12,173,703

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets
Emerging Markets Growth Fund	$ 1,211	0.00%
Global Leaders Fund	7,866	0.00%
Global Opportunities Fund	6,414	0.01%
International Growth Fund	16,073	0.00%
Latin America Fund	904	0.01%
Perpetual Global Fund	3,453	0.00%
Perpetual International Fund	4,618	0.01%
Precious Metals Fund	1,403	0.01%

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Funds’ Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended April 30, 2001, the Funds had average borrowings outstanding as follows:

	Average Borrowings	Interest Rate	Interest Paid	% of Average Net Assets
Global Leaders Fund	$ 135,133	6.87%	$ 4,606	0.00%
International Growth Fund	47,646	6.90%	1,652	0.00%
Perpetual Global Fund	478,936	5.79%	13,467	0.01%
Perpetual International Fund	1,364,856	6.46%	43,956	0.03%

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

12. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopting these requirement will not have a material impact on the Funds’ financial statements.

13. REORGANIZATIONS

At a special meeting of the Board of Trustees held on April 20, 2001, the Trustees of the Evergreen International Trust approved Plans of Reorganization (the “Plans”) for the Perpetual Global Fund and the Perpetual International Fund. Under the Plans, the Global Leaders Fund and International Growth Fund, each a series of the Trust, will acquire all of the assets and assume the identified liabilities of the Perpetual Global Fund and the Perpetual International Fund, respectively, in exchange for shares of Global Leaders Fund and International Growth Fund, respectively.

A special meeting of shareholders of the Perpetual Global Fund and the Perpetual International Fund will be held on July 27, 2001 to consider and vote on the Plans. On or about June 8, 2001, materials for this meeting were mailed to shareholders of record on April 30, 2001.

Additional Information (Unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 19, 2001, a Special Meeting of Shareholders for Perpetual Global Fund and Perpetual International Fund was held to consider a number of proposals. On November 30, 2000, the record date for the meeting, the net assets eligible to be voted and the net assets voted were as follows:

	Net assets eligible to be voted	Net assets voted

Perpetual Global Fund	$182,467,963	$174,867,444
Perpetual International Fund	172,683,137	157,086,350

Perpetual Global Fund

1. To approve a new investment advisory agreement between the Fund and Mentor Perpetual Advisors, LLC.

	Net assets voted	Percentage of net assets voted

Affirmative	$171,671,031	98.17%
Against	1,406,262	0.80
Abstain	1,790,151	1.03

Total	$174,867,444	100.00%

2.  To approve a new investment sub-advisory agreement between Mentor Perpetual Advisors, LLC and Perpetual Portfolio Management Limited with respect to the Fund.

	Net assets voted	Percentage of net assets voted

Affirmative	$171,321,032	97.97%
Against	1,520,057	0.87
Abstain	2,026,355	1.16

Total	$174,867,444	100.00%

3.  To transact such other business as may properly come before the Meeting of any adjournment thereof.

	Net assets voted	Percentage of net assets voted

Affirmative	$170,461,798	97.48%
Against	2,171,972	1.24
Abstain	2,233,674	1.28

Total	$174,867,444	100.00%

Perpetual International Fund

1.  To approve a new investment advisory agreement between the Fund and Mentor Perpetual Advisors, LLC.

	Net assets voted	Percentage of net assets voted

Affirmative	$154,750,593	98.51%
Against	1,083,093	0.69
Abstain	1,252,664	0.80

Total	$157,086,350	100.00%

Additional Information (Unaudited) (continued)

2.	To approve a new investment sub-advisory agreement between Mentor Perpetual Advisors, LLC and Perpetual Portfolio Management Limited with respect to the Fund.

	Net assets voted	Percentage of net assets voted

Affirmative	$154,553,598	98.39%
Against	1,260,390	0.80
Abstain	1,272,362	0.81

Total	$157,086,350	100.00%

3. To transact such other business as may properly come before the Meeting of any adjournment thereof.

	Net assets voted	Percentage of net assets voted

Affirmative	$154,614,854	98.43%
Against	903,012	0.57
Abstain	1,568,484	1.00

Total	$157,036,350	100.00%

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541076    6/2001